UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

Message from American Beacon

Market and Performance Overviews

Schedules of Investments	14

Financial Statements

Notes to Financial Statements	28

Financial Highlights	46

Additional Information	Back Cover

The Bridgeway Large Cap Value Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Holland Large Cap Growth Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer companies than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. The Stephens Mid-Cap Growth and Stephens Small Cap Growth Funds may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Stephens Small Cap Growth Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of each Fund’s risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2013

Dear Shareholders,

The year 2013 was a record-setting one for the stock markets. The S&P 500 Index rose by more than 32%, marking its best gains since 1997.

The S&P 500 is generally considered a measure of large-cap stock performance. When you look at the performance of small- and mid-capitalization stocks, the gains for 2013 become even more impressive. The Russell Midcap Growth Index returned 35.74%, and the Russell 2000 Growth Index, a small-cap stock index, returned 43.30%.

Here at American Beacon, we often talk about downside protection, the idea that it is important for investors to have some protection from the full brunt of a market downturn. It is equally important for their investments to participate in up markets, as we saw in 2013. We are proud to offer a broad range of equity funds that are capable of doing just that.

For the 12 months ended December 31, 2013:

•	American Beacon Bridgeway Large Cap Value Fund (Investor Class) returned 37.28%.

•	American Beacon Holland Large Cap Growth Fund (Investor Class) returned 32.21%.

•	American Beacon Stephens Small Cap Growth Fund (Investor Class) returned 42.62%.

•	American Beacon Stephens Mid-Cap Growth Fund (Investor Class) returned 32.71%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

December 31, 2013 (Unaudited)

U.S. domestic equity markets continued their upward momentum from 2012 and notched double-digit gains in 2013, with the S&P 500 Index up 32.39% and the Russell 3000 Index up 33.55%. This was the fifth consecutive year that the S&P 500 Index has posted positive returns and the fourth out of five years that those gains were double digits. Smaller stocks fared even better: The Russell Midcap Index increased by 34.76% over the course of the year, while the Russell 2000 Index, a small-cap benchmark, rose by 38.82%.

The year started with a significant rally for domestic equity markets the day after Congress and the White House made a last-minute agreement to keep the U.S. from falling off the “fiscal cliff.” From there, broad equity market indexes crept into record territory spurred by improving economic conditions, solid earnings, the Federal Reserve (“the Fed”) continuing to pump money into the system, solid earnings, and turmoil in Washington settling down. Outside of the U.S., there was further concern about the future financial stability of the eurozone. Despite this uncertainty, U.S. equity markets continued to climb, buoyed by a rebounding housing market, strong corporate balance sheets, and lower unemployment. At the end of the first quarter, on March 28, the S&P 500 Index finally surpassed its pre-crash high, closing at its highest mark since October 2007.

The second quarter of 2013 was also positive, although with some ups and downs. Just as the disappointing unemployment numbers rattled the market in April, a positive surprise to the upside rallied the market in May with the unemployment rate dropping to 7.5% and employment increasing by 165,000 jobs. The stock market momentum tapered toward the end of the quarter with worries about the Fed scaling back asset purchases in response to economic stabilization, thus allowing long-term interest rates to rise.

The third quarter of 2013 continued the positive momentum of the prior quarters. Strong economic reports, strong earnings reports and further Fed talk gave way for a positive start to the quarter. However, there was talk in August that the Fed would slow asset purchases at its next meeting in late September, creating uncertainty in the markets and sending the indexes lower for the month. To the surprise of many, the Fed announced that stimulus measures would stay in place, contrary to the widely held belief that the Fed would begin scaling back its asset purchases.

The domestic equity markets rose sharply in the fourth quarter of 2013, capping off a year that was one of the best for stocks since 1995. The quarter began with the U.S. government entering a partial shutdown after Congress failed to pass a continuing resolution to fund the federal budget. Despite the turmoil, October was a positive month for the markets. November was a month of record high after record high for the broader U.S. markets with the Dow Jones Industrial Average setting 12 closing records. The quarter and the year ended with a strong month of gains in December. During the month, the Fed announced that it will reduce asset purchases by $10 billion per month starting in January while committing to keeping short-term interest rates near 0%.

All 10 of the S&P 500’s sectors ended the year with positive returns. The S&P 500 Index finished with its best year since 1997, and the Dow Jones Industrial Average had its best year since 1995. The small-cap Russell 2000 Index posted its best year since 2003 and its second-best year since 1991.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2013 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 37.28% for the twelve months ended December 31, 2013. The Fund outperformed the Russell 1000® Value Index (the “Index”) return of 32.53%.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/31/03 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	10 Years	Value of $10,000 12/31/03- 12/31/13
Institutional Class (1,7)	37.77%	18.94%	9.12%	$23,938
Y Class (1,2,7)	37.55%	18.89%	9.10%	23,885
Investor Class (1,3,7)	37.28%	18.78%	9.05%	23,778
A Class with sales charge (1,4,7)	29.16%	17.31%	8.36%	22,328
A Class without sales charge (1,4,7)	37.01%	18.71%	9.01%	23,700
C Class with sales charge (1,5,7)	35.02%	18.42%	8.88%	23,414
C Class without sales charge (1,5,7)	36.02%	18.42%	8.88%	23,414
Russell 1000 Value Index (6)	32.53%	16.67%	7.58%	20,772

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class were waived since 2008 and since 2012 for the Y, Investor, A, and C Classes.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/03 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/03 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/03.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/03 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/03 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.73%, 3.75%, 2.26%, 2.21%, and 6.81%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2013 (Unaudited)

From a stock selection standpoint, the Fund’s Energy and Consumer Staples companies contributed most to excess performance, adding approximately 105 (1.05%) and 80 (0.80%) basis points, respectively. In the Energy sector, an average underweight in Exxon Mobil (up 13.0%) and positions in Marathon Petroleum (up 48.8%) and Valero Energy (up 50.8%) contributed most to the Fund’s returns. Green Mountain Coffee (up 68.6%), Constellation Brands (up 52.6%) and an average underweight in Procter & Gamble (up 23.3%) were the largest contributors in the Consumer Staples sector. The Fund’s Information Technology sector, where Micron Technology (up 94.7%) and Western Digital (up 83.0%) were the largest contributors, also added relative value. Good performance in the aforementioned sectors was somewhat offset by poor stock selection in the Consumer Discretionary and Materials sectors. A large overweight in Dillard’s, which was only up 0.9%, and a position in Pulte Group (down 12.4%) detracted relative value in the Consumer Discretionary sector. Cliffs Natural Resources (down 53.1%) and not owning Rock Tenn, which was up 51.5% in the Index, detracted from performance in the Materials sector.

The Fund’s average overweight position in Consumer Discretionary and Information Tech-nology, the two best performing sectors in the Index, added approximately 25 (0.25%) and 20 (0.20%) basis points, respectively, through sector allocation. A significant overweight in the Consumer Staples sector also contributed to Fund performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)

Southwest Airlines Co.	1.4
Valero Energy Corp.	1.4
Best Buy Co., Inc.	1.4
Marathon Petroleum Corp.	1.3
Micron Technology, Inc.	1.3
AT&T, Inc.	1.2
ConocoPhillips	1.2
WellPoint, Inc.	1.2
Pfizer, Inc.	1.2
Exxon Mobil Corp.	1.2

Total Fund Holdings	107

Sector Allocation (% Equities)

Financials	29.0
Energy	14.7
Consumer Discretionary	11.2
Information Technology	10.9
Industrials	10.1
Utilities	8.0
Health Care	7.1
Materials	4.5
Telecommunication Services	2.9
Consumer Staples	1.6

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31 2013 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 32.21% for the twelve months ended December 31, 2013. The Fund trailed the Russell 1000® Growth Index (the “Index”) return of 33.48%.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/31/03 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	10 Years	Value of $10,000 12/31/03- 12/31/13
Institutional Class (1,2,7)	32.73%	19.68%	7.35%	$20,322
Y Class (1,3,7)	32.59%	19.62%	7.32%	20,272
Investor Class (1,7)	32.21%	19.44%	7.24%	20,115
A Class with sales charge (1,4,7)	24.45%	17.96%	6.58%	18,905
A Class without sales charge (1,4,7)	32.05%	19.37%	7.21%	20,057
C Class with sales charge (1,5,7)	30.04%	19.04%	7.06%	19,786
C Class without sales charge (1,5,7)	31.04%	19.04%	7.06%	19,786
Russell 1000 Growth Index (6)	33.48%	20.39%	7.83%	21,244

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each class was waived since 2002. Performance prior to waiving fees was lower than the actual returns shown since 2002.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/03 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 12/31/03.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/03 up to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/03.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/03 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/03 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.33%, 10.19%, 1.45%, 2.74%, and 6.18% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund performed in-line with the Index entirely due to favorable stock selection as sector allocation detracted value relative to the Index.

From a stock selection standpoint, holdings in the Consumer Discretionary sector added approximately 145 basis points (1.45%) to performance. Priceline.com (up 84.7%), Amazon.com (up 58.6%) and Under Armour (up

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2013 (Unaudited)

80.6%) had the greatest impact to performance in the Consumer Discretionary sector. Companies in the Financials sector also contributed to the Fund’s returns. In the Financials sector, TD Ameritrade (up 89.9%) and BlackRock (up 58.5%) were the largest contributors. Good performance in the afore-mentioned sectors was somewhat offset by poor stock selection in the Health Care sector which detracted more than 130 basis points (1.30%) from performance. Large overweights in Covidien (up 18.3%) and Davita Healthcare Partners (up 14.5%) detracted relative value.

The Fund’s underweight position in the Consumer Staples sector contributed approximately 30 basis points (0.30%) to performance through sector allocation. Being absent from Tele-communication Services, the worst performing sector in the Index, also added approximately 30 basis points (0.30%). A significant underweight position in the Industrials sector and an overweight in the Information Technology sector detracted from Fund performance.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Qualcomm, Inc.	4.5
Visa, Inc.	4.3
Amazon.com, Inc.	4.2
Range Resources Corp.	4.0
Citrix Systems, Inc.	3.5
Google, Inc.	3.5
Apple, Inc.	3.0
Adobe Systems, Inc.	3.0
Priceline.com, Inc.	3.0
Cisco Systems, Inc.	2.7

Total Fund Holdings	47

Sector Allocation (% Equities)

Information Technology	34.9
Consumer Discretionary	19.1
Health Care	14.6
Energy	9.6
Consumer Staples	8.4
Industrials	6.8
Financials	3.7
Materials	2.9

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2013 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 42.62% for the twelve months ended December 31, 2013, trailing the Russell 2000® Growth Index (the “Index”) return of 43.30% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/1/05 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	Since Incep. 12/1/05	Value of $10,000 12/1/05- 12/31/13
Institutional Class (1,2,7)	42.93%	23.94%	11.12%	$21,668
Y Class (1,3,7)	42.88%	23.74%	9.54%	20,889
Investor Class (1,7)	42.62%	23.64%	9.49%	20,803
A Class with sales charge (1,4,7)	34.06%	22.09%	8.63%	19,530
A Class without sales charge (1,4,7)	42.28%	23.54%	9.43%	20,721
C Class with sales charge (1,5,7)	40.17%	23.20%	9.25%	20,436
C Class without sales charge (1,5,7)	41.17%	23.20%	9.25%	20,436
S&P 500 Index (6)	32.39%	17.94%	7.22%	17,567
Russell 2000 Growth Index (6)	43.30%	22.58%	9.36%	20,610

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/1/05.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result total returns shown may be higher than they would have been had the A Class been in existence since 12/1/05. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/1/05. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.22%, 2.07%, 1.58%, 2.10%, and 6.17% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

From a stock selection standpoint, the Fund’s Financials sector added over 230 basis points (2.30%) to relative performance. Companies

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2013 (Unaudited)

in the Financials sector that had the greatest impact to Fund performance were Euronet Worldwide (up 99.7%), Radian Group (up 90.9%) and Hilltop Holdings (up 69.8%). The Fund’s Health Care and Consumer Discretionary sectors also contributed to performance. In the Health Care sector, Medidata Solutions (up 210.4%), Pacira Pharmaceuticals (up 230.5%) and Proto Labs (up 85.3%) added the most relative value. Krispy Kreme Doughnuts (up 126.4%), Lions Gate Entertainment (up 97.7%) and DXP Enterprises (up 100.6%) were the largest contributors in the Consumer Discretionary sector. The aforementioned good performance was somewhat offset by poor stock selection in the Information Technology and Consumer Staples sectors which detracted approximately 185 (1.85%) and 105 (1.05%) basis points, respectively, from performance. OSI Systems (down 26.1%), Vocus (down 52.5%) and Semtech (down 14.2%) detracted most from Fund returns in the Information Technology sector. The Consumer Staples sector was hurt by The Fresh Market (up 1.5%) and Steiner Leisure (down 2.3%) which detracted relative value.

The Fund’s underweight in Materials, the worst performing sector in the Index, contributed more than 55 basis points (0.55%) to performance through sector allocation. This good performance was slightly offset by a significant overweight position in the Energy sector, which detracted approximately 20 basis points (0.20%) from the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

WageWorks, Inc.	1.8
Encore Capital Group, Inc.	1.8
CoStar Group, Inc.	1.7
Cardtronics, Inc.	1.6
Medidata Solutions, Inc., 144A	1.6
Aspen Technology, Inc.	1.5
United Natural Foods, Inc.	1.5
Proto Labs, Inc.	1.5
Neogen Corp.	1.5
Euronet Worldwide, Inc.	1.5

Total Fund Holdings	119

Sector Allocation (% Equities)

Information Technology	22.7
Health Care	20.5
Consumer Discretionary	14.5
Financials	14.5
Industrials	13.5
Energy	7.1
Consumer Staples	5.1
Materials	1.5
Telecommunication Services	0.6

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2013 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 32.71% for the twelve months ended December 31, 2013. The Fund trailed the Russell Midcap® Growth Index (the “Index”) return of 35.74%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 2/1/06 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	Since Incep. 2/1/06	Value of $10,000 2/1/06- 12/31/13
Institutional Class (1,2,7)	33.14%	23.14%	10.34%	$20,581
Y Class (1,3,7)	32.96%	22.96%	8.14%	18,575
Investor Class (1,7)	32.71%	22.80%	8.05%	18,457
A Class with sales charge (1,4,7)	24.90%	21.32%	7.23%	17,367
A Class without sales charge (1,4,7)	32.49%	22.76%	8.03%	18,426
C Class with sales charge (1,5,7)	30.35%	22.44%	7.85%	18,190
C Class without sales charge (1,5,7)	31.35%	22.44%	7.85%	18,190
S&P 500 Index (6)	32.39%	17.94%	7.02%	17,106
Russell Midcap Growth Index (6)	35.74%	23.37%	8.09%	18,515

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class was waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. The Institutional Class and Investor Class of the Fund have adopted the performance history of the Class I and Class A shares, respectively, of the Fund’s predecessor.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 2/1/06.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 2/1/06. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 2/1/06. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.29%, 3.86%, 1.68%, 1.84%, and 14.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s poor performance was attributed to stock selection as sector allocation added value relative to the Index. From a stock selection standpoint, holdings in the Industrials sector detracted from the Fund’s performance. HMS Holdings (down 11.9%) was the largest

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2013 (Unaudited)

detractor in the Industrials sector. Not owning Delta Air Lines, which was up 132.6% in the Index, also negatively impacted Fund returns. Companies in the Health Care and Consumer Discretionary sectors also detracted value relative to the Index. In the Health Care sector, Intuitive Surgical (down 23.2%) and a significant overweight in Catamaran, which was only up 0.5%, detracted from the Fund’s performance. Lululemon Athletica (down 22.6%) and not owning Netflix, which was up 297.6% in the Index, hurt performance in the Consumer Discretionary sector. Good stock selection in the Financials and Information Technology sectors added relative value. In the Financials sector, Affiliated Managers Group (up 67.8%), SVB Financial Group (up 69.0%) and East West Bancorp (up 66.5%) were the largest contributors. Stratasys (up 74.5%), Cree (up 83.9%) and Alliance Data Systems (up 81.6%) added to performance in the Information Technology sector.

A significant underweight in the Materials sector contributed more than 60 basis points (0.60%) relative to the Index through sector allocation. This was mostly offset by an overweight in the Information Technology sector which detracted more than 50 basis points (0.50%) from the Fund’s returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Illumina, Inc.	1.8
LKQ Corp.	1.7
Cerner Corp.	1.7
Core Laboratories NV	1.6
Stericycle, Inc.	1.5
IntercontinentalExchange Group, Inc.	1.5
B/E Aerospace, Inc.	1.5
Alliance Data Systems Corp.	1.5
Verisk Analytics, Inc.	1.5
Affiliated Managers Group, Inc.	1.4

Total Fund Holdings	103

Sector Allocation (% Equities)

Information Technology	23.8
Consumer Discretionary	21.8
Health Care	17.6
Industrials	13.2
Energy	9.1
Financials	8.1
Consumer Staples	5.0
Materials	1.4

American Beacon FundsSM

Fund Expenses

December 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

December 31, 2013 (Unaudited)

Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,174.03	$4.60
Hypothetical **	$1,000.00	$1,020.97	$4.28

Y Class
Actual	$1,000.00	$1,173.27	$5.15
Hypothetical **	$1,000.00	$1,020.47	$4.79

Investor Class
Actual	$1,000.00	$1,171.95	$5.97
Hypothetical **	$1,000.00	$1,019.71	$5.55

A Class
Actual	$1,000.00	$1,170.60	$7.33
Hypothetical **	$1,000.00	$1,018.45	$6.82

C Class
Actual	$1,000.00	$1,166.95	$11.42
Hypothetical **	$1,000.00	$1,014.67	$10.61

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.94%, 1.09%, 1.34% and 2.09% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,173.97	$4.88
Hypothetical **	$1,000.00	$1,020.72	$4.53

Y Class
Actual	$1,000.00	$1,172.71	$5.42
Hypothetical **	$1,000.00	$1,020.21	$5.04

Investor Class
Actual	$1,000.00	$1,171.33	$6.95
Hypothetical **	$1,000.00	$1,018.80	$6.46

A Class
Actual	$1,000.00	$1,170.88	$7.61
Hypothetical **	$1,000.00	$1,018.20	$7.07

C Class
Actual	$1,000.00	$1,165.88	$11.68
Hypothetical **	$1,000.00	$1,014.42	$10.87

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.27%, 1.39% and 2.14% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,216.08	$6.14
Hypothetical **	$1,000.00	$1,019.66	$5.60

Y Class
Actual	$1,000.00	$1,215.50	$6.65
Hypothetical **	$1,000.00	$1,019.21	$6.06

Investor Class
Actual	$1,000.00	$1,214.34	$7.53
Hypothetical **	$1,000.00	$1,018.40	$6.87

A Class
Actual	$1,000.00	$1,212.82	$8.87
Hypothetical **	$1,000.00	$1,017.19	$8.08

C Class
Actual	$1,000.00	$1,208.05	$13.02
Hypothetical **	$1,000.00	$1,013.41	$11.88

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.19%, 1.35%, 1.59% and 2.34% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,178.06	$5.44
Hypothetical **	$1,000.00	$1,020.21	$5.04

Y Class
Actual	$1,000.00	$1,177.99	$5.98
Hypothetical **	$1,000.00	$1,019.71	$5.55

Investor Class
Actual	$1,000.00	$1,176.39	$7.52
Hypothetical **	$1,000.00	$1,018.30	$6.97

A Class
Actual	$1,000.00	$1,175.12	$8.17
Hypothetical **	$1,000.00	$1,017.69	$7.58

C Class
Actual	$1,000.00	$1,171.31	$12.26
Hypothetical **	$1,000.00	$1,013.91	$11.37

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.49% and 2.24% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2013, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2014

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.69%
CONSUMER DISCRETIONARY - 10.73%
Auto Components - 1.86%
Lear Corp.	53,000	$4,292
TRW Automotive Holdings Corp.A	44,000	3,273

		7,565

Automobiles - 1.99%
Ford Motor Co.	240,540	3,712
General Motors Co.A	107,780	4,405

		8,117

Household Durables - 1.69%
Garmin Ltd.	55,200	2,551
Snap-On, Inc.	39,500	4,326

		6,877

Media - 2.12%
Comcast Corp., Class A	84,000	4,365
Twenty-First Century Fox, Inc., Class A	122,980	4,326

		8,691

Multiline Retail - 1.72%
Kohl’s Corp.	49,800	2,826
Macy’s, Inc.	78,100	4,171

		6,997

Specialty Retail - 1.35%
Best Buy Co., Inc.	138,000	5,503

Total Consumer Discretionary		43,750

CONSUMER STAPLES - 1.51%
Food & Drug Retailing - 0.57%
Sysco Corp.	64,590	2,332

Food Products - 0.94%
Tyson Foods, Inc., Class A	114,100	3,817

Total Consumer Staples		6,149

ENERGY - 14.02%
Chevron Corp.	25,024	3,126
Cimarex Energy Co.	29,200	3,063
ConocoPhillips	69,410	4,904
Denbury Resources, Inc.A	238,800	3,923
Exxon Mobil Corp.	48,170	4,875
Hess Corp.	51,000	4,233
HollyFrontier Corp.	93,540	4,648
Marathon Petroleum Corp.	59,970	5,501
Murphy Oil Corp.	32,600	2,115
Noble Energy, Inc.	59,530	4,055
Phillips 66	60,700	4,682
Tesoro Corp.	47,050	2,752
Valero Energy Corp.	109,200	5,505
Whiting Petroleum Corp.A	60,650	3,752

Total Energy		57,134

FINANCIALS - 27.76%
Banks - 5.75%
Fifth Third Bancorp	149,300	3,140
Huntington Bancshares, Inc.	406,300	3,920
KeyCorp	237,300	3,185
Northern Trust Corp.	41,700	2,581
PNC Financial Services Group, Inc.	41,100	3,189

	Shares	Fair Value
		(000’s)
Regions Financial Corp.	380,800	$3,766
U.S. Bancorp	90,200	3,644

		23,425

Diversified Financials - 7.74%
Capital One Financial Corp.	50,200	3,846
Citigroup, Inc.	74,100	3,861
Discover Financial Services	67,600	3,782
Goldman Sachs Group, Inc.	21,400	3,793
JPMorgan Chase & Co.	67,900	3,971
Morgan Stanley	127,500	3,998
SLM Corp.	109,900	2,888
State Street Corp.	32,900	2,415
Wells Fargo & Co.	65,700	2,983

		31,537

Insurance - 14.27%
ACE Ltd.	29,400	3,044
Aflac, Inc.	46,500	3,106
Allstate Corp.	59,000	3,218
American International Group, Inc.	68,800	3,512
Chubb Corp.	28,400	2,744
CNA Financial Corp.	64,700	2,775
Everest Re Group Ltd.	19,900	3,102
Fidelity National Financial, Inc., Class A	105,600	3,427
Genworth Financial, Inc., Class AA	228,470	3,548
Lincoln National Corp.	52,500	2,710
Loews Corp.	69,900	3,372
Marsh & McLennan Cos., Inc.	64,100	3,100
Principal Financial Group, Inc.	66,900	3,299
Prudential Financial, Inc.	40,600	3,745
Torchmark Corp.	41,600	3,251
Travelers Cos., Inc.	35,400	3,205
Unum Group	100,900	3,540
WR Berkley Corp.	80,300	3,484

		58,182

Total Financials		113,144

HEALTH CARE - 6.81%
Health Care Equipment & Supplies - 0.76%
Boston Scientific Corp.A	259,200	3,116

Health Care Providers & Services - 3.21%
Cigna Corp.	44,500	3,893
HCA Holdings, Inc. A	89,500	4,270
WellPoint, Inc.	53,010	4,897

		13,060

Pharmaceuticals - 2.84%
Eli Lilly & Co.	84,830	4,326
Johnson & Johnson	25,810	2,364
Pfizer, Inc.	159,220	4,877

		11,567

Total Health Care		27,743

INDUSTRIALS - 9.62%
Aerospace & Defense - 2.85%
L-3 Communications Holdings, Inc.	35,900	3,836
Northrop Grumman Corp.	41,900	4,802
Raytheon Co.	32,560	2,953

		11,591

Airlines - 2.52%
Delta Air Lines, Inc.	163,000	4,478

See accompanying notes
14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
Southwest Airlines Co.	307,800	$5,799

		10,277

Commercial Services & Supplies - 0.94%
Cintas Corp.	64,100	3,820

Electrical Equipment - 0.93%
First Solar, Inc.A	69,700	3,808

Electronic Equipment & Instruments - 0.56%
Energizer Holdings, Inc.	21,200	2,295

Machinery - 1.82%
AGCO Corp.	54,000	3,196
Danaher Corp.	54,600	4,215

		7,411

Total Industrials		39,202

INFORMATION TECHNOLOGY - 10.47%
Communications Equipment - 0.85%
Cisco Systems, Inc.	153,500	3,446

Computers & Peripherals - 2.36%
Hewlett-Packard Co.	173,260	4,848
Western Digital Corp.	57,000	4,782

		9,630

IT Consulting & Services - 1.38%
Computer Sciences Corp.	55,100	3,079
Paychex, Inc.	55,500	2,527

		5,606

Office Electronics - 1.13%
Xerox Corp.	378,700	4,609

Semiconductor Equipment & Products - 1.26%
Micron Technology, Inc.A	235,400	5,122

Software - 3.49%
Activision Blizzard, Inc.	218,500	3,896
Amdocs Ltd.	95,900	3,955
Electronic Arts, Inc.A	148,700	3,411
Synopsys, Inc.A	74,000	3,002

		14,264

Total Information Technology		42,677

MATERIALS - 4.33%
Chemicals - 1.97%
CF Industries Holdings, Inc.	17,500	4,078
Sigma-Aldrich Corp.	42,100	3,958

		8,036

Containers & Packaging - 0.72%
Rock-Tenn Co., Class A	28,100	2,951

Metals & Mining - 1.64%
Freeport-McMoRan Copper & Gold, Inc.	119,900	4,525
Newmont Mining Corp.	93,400	2,151

		6,676

Total Materials		17,663

TELECOMMUNICATION SERVICES - 2.75%
AT&T, Inc.	141,049	4,959
CenturyLink, Inc.	67,000	2,134

	Shares	Fair Value
		(000’s)
Level 3 Communications, Inc.A	123,700	$4,103

Total Telecommunication Services		11,196

UTILITIES - 7.69%
Electric - 6.31%
AES Corp.	264,400	3,836
Alliant Energy Corp.	40,700	2,100
Edison International	90,800	4,204
Entergy Corp.	48,700	3,081
Exelon Corp.	132,700	3,635
Pinnacle West Capital Corp.	36,400	1,926
PPL Corp.	119,400	3,593
Public Service Enterprise Group, Inc.	104,700	3,355

		25,730

Gas - 0.89%
AGL Resources, Inc.	76,800	3,627

Multi-Utilities - 0.49%
Xcel Energy, Inc.	71,400	1,995

Total Utilities		31,352

Total Common Stock (Cost $351,936)		390,010

SHORT-TERM INVESTMENTS - 3.79% (Cost $15,430)
JPMorgan U.S. Government Money Market Fund, Capital Class	15,430,192	15,430

TOTAL INVESTMENTS - 99.48% (Cost $367,366)		405,440
OTHER ASSETS, NET OF LIABILITIES - 0.52%		2,123

TOTAL NET ASSETS - 100.00%		$407,563

Percentages are stated as a percent of net assets.

A	Non-income producing security.

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2013

Futures Contracts Open on December 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	157	March, 2014	$14,453	$257

				$14,453	$257

See accompanying notes

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 98.16%
CONSUMER DISCRETIONARY - 18.71%
Hotels, Restaurants & Leisure - 2.48%
Yum! Brands, Inc.	31,300	$2,367

Internet & Catalog Retail - 7.22%
Amazon.com, Inc.A	10,025	3,998
priceline.com, Inc.A	2,495	2,900

		6,898

Media - 2.06%
Twenty-First Century Fox, Inc., Class A	55,950	1,968

Specialty Retail - 3.79%
Advance Auto Parts, Inc.	16,750	1,854
GNC Holdings, Inc., Class A	30,250	1,768

		3,622

Textiles & Apparel - 3.16%
NIKE, Inc., Class B	20,250	1,592
Under Armour, Inc., Class AA	16,300	1,423

		3,015

Total Consumer Discretionary		17,870

CONSUMER STAPLES - 8.18%
Beverages - 3.48%
Monster Beverage Corp.A	21,200	1,437
PepsiCo, Inc.	22,800	1,891

		3,328

Food & Drug Retailing - 3.95%
Costco Wholesale Corp.	16,180	1,926
Mead Johnson Nutrition Co., Class A	22,000	1,843

		3,769

Household Products - 0.75%
Procter & Gamble Co.	8,850	720

Total Consumer Staples		7,817

ENERGY - 9.43%
Energy Equipment & Services - 3.78%
Cameron International Corp.A	27,850	1,658
Halliburton Co.	38,500	1,954

		3,612

Oil & Gas - 5.65%
Occidental Petroleum Corp.	16,250	1,545
Range Resources Corp.	45,625	3,847

		5,392

Total Energy		9,004

FINANCIALS - 3.59%
BlackRock, Inc., Class A	4,495	1,422
Greenhill & Co., Inc.	18,500	1,072
TD Ameritrade Holding Corp.	30,600	938

Total Financials		3,432

HEALTH CARE - 14.36%
Biotechnology - 6.54%
BioMarin Pharmaceutical, Inc.A	31,300	2,199
Gilead Sciences, Inc.A	29,050	2,183
Vertex Pharmaceuticals, Inc.A	25,100	1,865

		6,247

	Shares	Fair Value
		(000’s)
Health Care Equipment & Supplies - 2.01%
Covidien PLC B	28,130	$1,916

Health Care Providers & Services - 3.84%
Cerner Corp.A	28,100	1,566
DaVita HealthCare Partners, Inc.A	33,240	2,107

		3,673

Pharmaceuticals - 1.97%
Bristol-Myers Squibb Co.	35,350	1,879

Total Health Care		13,715

INDUSTRIALS - 6.72%
Aerospace & Defense - 1.30%
United Technologies Corp.	10,900	1,240

Electrical Equipment - 1.70%
Roper Industries, Inc.	11,690	1,621

Industrial Conglomerates - 2.35%
Honeywell International, Inc.	24,550	2,244

Machinery - 1.37%
WABCO Holdings, Inc.A	14,050	1,312

Total Industrials		6,417

INFORMATION TECHNOLOGY - 34.28%
Communications Equipment - 4.04%
Cisco Systems, Inc.	115,400	2,591
NeuStar, Inc., Class AA	25,450	1,269

		3,860

Computers & Peripherals - 5.10%
Apple, Inc.	5,180	2,907
International Business Machines Corp.	10,500	1,969

		4,876

Internet Software & Services - 3.45%
Google, Inc., Class AA	2,945	3,300

IT Consulting & Services - 7.20%
Automatic Data Processing, Inc.	10,750	869
IHS, Inc., Class AA	15,645	1,873
Visa, Inc., Class A	18,585	4,138

		6,880

Semiconductor Equipment & Products - 4.52%
Qualcomm, Inc.	58,200	4,321

Software - 9.97%
Adobe Systems, Inc.A	47,300	2,832
Citrix Systems, Inc.A	52,900	3,346
Intuit, Inc.	15,500	1,183
MICROS Systems, Inc.A	22,250	1,276
Microsoft Corp.	23,450	878

		9,515

Total Information Technology		32,752

MATERIALS - 2.89%
Ecolab, Inc.	9,450	985
Praxair, Inc.	13,645	1,775

Total Materials		2,760

See accompanying notes
17

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
Total Common Stock (Cost $61,344)		$93,767

SHORT-TERM INVESTMENTS - 1.90% (Cost $1,818)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,817,680	1,818

TOTAL INVESTMENTS - 100.06% (Cost $63,162)		95,585
LIABILITIES, NET OF OTHER ASSETS - (0.06%)		(57)

TOTAL NET ASSETS - 100.00%		$95,528

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Public Limited Company.

Futures Contracts Open on December 31, 2013 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Futures	Long	19	March, 2014	$1,749	$67

				$1,749	$67

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.16%
CONSUMER DISCRETIONARY - 14.12%
Distributors - 1.54%
Beacon Roofing Supply, Inc.A	124,800	$5,027
DXP Enterprises, Inc.A	50,900	5,864

		10,891

Hotels, Restaurants & Leisure - 5.46%
Buffalo Wild Wings, Inc.A	29,200	4,298
Chuy’s Holdings, Inc.A	258,834	9,323
Del Frisco’s Restaurant Group, Inc.A	275,200	6,486
Krispy Kreme Doughnuts, Inc.A	438,866	8,466
National CineMedia, Inc.	456,100	9,104
Potbelly Corp.A B	43,200	1,049

		38,726

Media - 4.07%
DreamWorks Animation SKG, Inc., Class AA B	192,300	6,827
IMAX Corp.A B	310,878	9,164
Lions Gate Entertainment Corp.B	198,212	6,275
Pandora Media, Inc.A	99,400	2,644
Shutterstock, Inc.A B	47,143	3,943

		28,853

Movies & Entertainment - 0.60%
SFX Entertainment, Inc.A B	352,900	4,235

Specialty Retail - 2.45%
Aaron’s, Inc.	249,618	7,339
Cabela’s, Inc.A	57,300	3,820
Container Store Group, Inc.A B	54,891	2,558
Monro Muffler Brake, Inc.	64,500	3,635

		17,352

Total Consumer Discretionary		100,057

CONSUMER STAPLES - 4.96%
Food & Drug Retailing - 2.54%
Annie’s, Inc.A B	174,262	7,500
United Natural Foods, Inc.A	140,040	10,558

		18,058

Food Products - 1.95%
Boulder Brands, Inc.A	455,559	7,225
TreeHouse Foods, Inc.A	95,500	6,582

		13,807

Personal Products - 0.47%
Steiner Leisure Ltd.A	67,500	3,320

Total Consumer Staples		35,185

ENERGY - 6.91%
Energy Equipment & Services - 3.78%
Dril-Quip, Inc.A	59,800	6,575
Forum Energy Technologies, Inc.A	183,400	5,183
Hercules Offshore, Inc.A	595,000	3,885
Hornbeck Offshore Services, Inc.A	64,900	3,195
Pacific Drilling S.A.A	365,600	4,190
Tetra Technologies, Inc.A	304,400	3,762

		26,790

Oil & Gas - 3.13%
Athlon Energy, Inc.A	114,600	3,467
Carrizo Oil & Gas, Inc.A	149,000	6,671
Kodiak Oil & Gas Corp.A	396,100	4,440

	Shares	Fair Value
		(000’s)
Pioneer Energy Services Corp.A	582,200	$4,663
Rosetta Resources, Inc.A	61,100	2,935

		22,176

Total Energy		48,966

FINANCIALS - 14.05%
Banks - 2.85%
Bancorp, Inc.A	333,745	5,977
East West Bancorp, Inc.	103,200	3,609
SVB Financial GroupA	44,600	4,677
ViewPoint Financial Group, Inc.	215,300	5,910

		20,173

Diversified Financials - 7.79%
Cardtronics, Inc.A	253,500	11,014
Demandware, Inc.A	83,000	5,322
Encore Capital Group, Inc.A B	250,629	12,596
Euronet Worldwide, Inc.A	216,500	10,359
First Cash Financial Services, Inc.A	108,660	6,720
Portfolio Recovery Associates, Inc.	174,200	9,205

		55,216

Insurance - 2.74%
eHealth, Inc.A	95,600	4,444
Hilltop Holdings, Inc.A	400,400	9,262
ProAssurance Corp.	118,400	5,740

		19,446

Real Estate - 0.67%
Move, Inc.A	298,100	4,767

Total Financials		99,602

HEALTH CARE - 19.93%
Biotechnology - 4.20%
Cepheid, Inc.A B	174,500	8,153
Cubist Pharmaceuticals, Inc.A	68,800	4,738
Myriad Genetics, Inc.A B	118,429	2,485
Neogen Corp.A	230,050	10,513
Techne Corp.	40,700	3,853

		29,742

Health Care Equipment & Supplies - 3.49%
Medidata Solutions, Inc.A	188,542	11,420
NuVasive, Inc.A	173,180	5,599
Thoratec Corp.A	131,600	4,817
Volcano Corp.A B	133,005	2,906

		24,742

Health Care Providers & Services - 5.77%
Acadia Healthcare Co., Inc.A	170,700	8,079
Advisory Board Co.A	144,425	9,196
IPC The Hospitalist Co., Inc.A	124,360	7,386
MAXIMUS, Inc.	73,800	3,246
PAREXEL International Corp.A	175,700	7,938
VCA Antech, Inc.A	160,455	5,032

		40,877

Pharmaceuticals - 6.47%
Akorn, Inc.A	360,500	8,879
ICON PLCAE	221,700	8,959
Ligand Pharmaceuticals, Inc.	57,300	3,014
Pacira Pharmaceuticals, Inc.A	152,800	8,784
Proto Labs, Inc.A B	148,040	10,538

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
Salix Pharmaceuticals Ltd.A	63,600	$5,720

		45,894

Total Health Care		141,255

INDUSTRIALS - 13.15%
Aerospace & Defense - 0.91%
Astronics Corp.	127,113	6,483

Air Freight & Couriers - 0.66%
Echo Global Logistics, Inc.A	217,800	4,678

Building Products - 0.80%
Trex Co., Inc.A	71,300	5,670

Commercial Services & Supplies - 7.07%
Clean Harbors, Inc.A	56,000	3,358
Corporate Executive Board Co.	96,700	7,487
CoStar Group, Inc.A	65,901	12,164
HMS Holdings Corp.A	298,169	6,777
Marlin Business Services Corp.	140,579	3,543
Tetra Tech, Inc.A	142,600	3,990
WageWorks, Inc.A	214,002	12,721

		50,040

Diversified Manufacturing - 0.39%
Acuity Brands, Inc.	25,400	2,777

Electrical Equipment - 0.64%
Power Solutions International, Inc.A	60,620	4,553

Industrial Conglomerates - 0.46%
RPX Corp.A	193,600	3,272

Machinery - 1.70%
Chart Industries, Inc.A	36,146	3,457
ExOne Co.A B	45,800	2,769
RBC Bearings, Inc.A	81,700	5,780

		12,006

Trading Companies & Distributors - 0.52%
MSC Industrial Direct Co., Inc., Class A	45,845	3,707

Total Industrials		93,186

INFORMATION TECHNOLOGY - 22.08%
Communications Equipment - 0.93%
Aruba Networks, Inc.A	217,800	3,898
Procera Networks, Inc.A	179,619	2,698

		6,596

Computers & Peripherals - 1.31%
Stratasys Ltd.A B	68,800	9,267

Electronic Equipment & Instruments - 0.62%
Hittite Microwave Corp.A	71,300	4,401

Internet Software & Services - 6.75%
Athenahealth, Inc.A B	66,502	8,945
Cornerstone OnDemand, Inc.A	81,500	4,347
Fortinet, Inc.A	220,400	4,216
Global Eagle Entertainment, Inc.A B	391,300	5,819
HealthStream, Inc.A	170,614	5,591
Infoblox, Inc.A	158,500	5,234
Proofpoint, Inc.A	143,926	4,774
Shutterfly, Inc.A	105,672	5,382

	Shares	Fair Value
		(000’s)
Zix Corp.	768,200	$3,503

		47,811

IT Consulting & Services - 0.68%
Tyler Technologies, Inc.	47,384	4,839

Office Electronics - 0.15%
voxeljet AG, ADRA B C	26,700	1,054

Semiconductor Equipment & Products - 4.54%
8x8, Inc.A	404,300	4,108
Cavium, Inc.A	120,900	4,172
Intermolecular, Inc.A	345,200	1,698
Microsemi Corp.	216,530	5,402
Power Integrations, Inc.	149,000	8,317
Rudolph Technologies, Inc.A	262,400	3,081
Semtech Corp.A	212,486	5,372

		32,150

Software - 7.10%
Aspen Technology, Inc.A	252,648	10,560
Cognex Corp.	270,000	10,309
inContact, Inc.A	482,800	3,771
MICROS Systems, Inc.A	77,700	4,458
National Instruments Corp.	97,267	3,114
PROS Holdings, Inc.A	214,000	8,539
Qlik Technologies, Inc.A	100,600	2,679
Ultimate Software Group, Inc.A	44,600	6,834

		50,264

Total Information Technology		156,382

MATERIALS - 1.43%
Chemicals - 0.59%
Balchem Corp.	71,300	4,185

Metals & Mining - 0.84%
Mueller Water Products, Inc., Class A	635,700	5,957

Total Materials		10,142

TELECOMMUNICATION SERVICES - 0.53%
Ruckus Wireless, Inc.A	265,000	3,763

Total Common Stock (Cost $552,008)		688,538

SHORT-TERM INVESTMENTS - 3.17% (Cost $22,491)
JPMorgan U.S. Government Money Market Fund, Capital Class	22,490,827	22,491

SECURITIES LENDING COLLATERAL - 9.78%
DWS Government and Agency Securities Portfolio, Institutional Class	20,738,611	20,739
American Beacon U.S. Government Money Market Select Fund, Select ClassD	48,607,474	48,607

Total Securities Lending Collateral (Cost $69,346)		69,346

See accompanying notes

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2013

Shares	Fair Value
(000’s)
TOTAL INVESTMENTS - 110.11% (Cost $643,845)	$780,375
LIABILITIES, NET OF OTHER ASSETS - (10.11%)	(71,650)

TOTAL NET ASSETS - 100.00%	$708,725

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at December 31, 2013.
C	ADR - American Depositary Receipt.
D	The Fund is affiliated by having the same investment advisor.
E	Public Limited Company.

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value
		(000’s)
COMMON STOCK - 98.52%
CONSUMER DISCRETIONARY - 21.50%
Auto Components - 1.67%
LKQ Corp.A	59,250	$1,949

Automobiles - 0.61%
Tesla Motors, Inc.A	4,700	707

Hotels, Restaurants & Leisure - 0.93%
Chipotle Mexican Grill, Inc.A	2,050	1,092

Leisure Equipment & Products - 1.35%
Polaris Industries, Inc.	10,850	1,580

Media - 6.66%
Cinemark Holdings, Inc.	33,450	1,115
Discovery Communications, Inc., Class CA	19,600	1,644
DreamWorks Animation SKG, Inc., Class AA	30,800	1,093
IMAX Corp.A	44,862	1,323
Lions Gate Entertainment Corp.	44,481	1,408
Netflix, Inc.A	1,700	626
Pandora Media, Inc.A	21,700	577

		7,786

Multiline Retail - 0.82%
Nordstrom, Inc.	15,550	961

Specialty Retail - 7.30%
Cabela’s, Inc.A	22,600	1,507
CarMax, Inc.A	31,050	1,460
Ross Stores, Inc.	22,000	1,649
Tractor Supply Co.	20,200	1,567
Ulta Salon Cosmetics & Fragrance, Inc.	12,100	1,168
Urban Outfitters, Inc.A	31,700	1,176

		8,527

Textiles & Apparel - 2.16%
Lululemon Athletica, Inc.A	21,400	1,263
Under Armour, Inc., Class AA	14,400	1,257

		2,520

Total Consumer Discretionary		25,122

CONSUMER STAPLES - 4.86%
Beverages - 2.44%
Brown-Forman Corp., Class B	16,430	1,242
Monster Beverage Corp.A	23,750	1,609

		2,851

Food & Drug Retailing - 2.42%
United Natural Foods, Inc.A	17,750	1,338
Whole Foods Market, Inc.	25,800	1,492

		2,830

Total Consumer Staples		5,681

ENERGY - 8.97%
Energy Equipment & Services - 5.57%
Core Laboratories N.V.	9,650	1,843
Dril-Quip, Inc.A	14,100	1,550
FMC Technologies, Inc.A	15,580	813
Oceaneering International, Inc.	17,600	1,388
Superior Energy Services, Inc.	34,600	921

		6,515

	Shares	Fair Value
		(000’s)
Oil & Gas - 3.40%
Oasis Petroleum, Inc.A	19,200	$902
Pioneer Natural Resources Co.	4,400	810
Range Resources Corp.	11,450	965
Southwestern Energy Co.A	14,410	567
Whiting Petroleum Corp.A	11,750	727

		3,971

Total Energy		10,486

FINANCIALS - 8.00%
Banks - 2.30%
East West Bancorp, Inc.	37,250	1,303
SVB Financial GroupA	13,200	1,384

		2,687

Diversified Financials - 4.81%
Affiliated Managers Group, Inc.A	7,630	1,655
IntercontinentalExchange Group, Inc.	7,900	1,777
Portfolio Recovery Associates, Inc.	30,200	1,596
Towers Watson & Co., Class A	4,650	593

		5,621

Insurance - 0.89%
ProAssurance Corp.	21,400	1,037

Total Financials		9,345

HEALTH CARE - 17.33%
Biotechnology - 3.13%
Alexion Pharmaceuticals, Inc.A	5,600	745
Cepheid, Inc.A	27,550	1,287
Cubist Pharmaceuticals, Inc.A	8,900	613
QIAGEN N.V.A	42,550	1,013

		3,658

Health Care Equipment & Supplies - 6.08%
Hologic, Inc.A	46,150	1,031
Idexx Laboratories, Inc.A	11,150	1,186
Illumina, Inc.A	19,350	2,141
ResMed, Inc.	27,550	1,297
Sirona Dental Systems, Inc.	10,250	720
Varian Medical Systems, Inc.A	9,350	726

		7,101

Health Care Providers & Services - 6.41%
Catamaran Corp.A	28,150	1,337
Cerner Corp.A	34,880	1,944
Covance, Inc.A	15,580	1,372
Henry Schein, Inc.A	10,245	1,171
PAREXEL International Corp.A	16,450	743
VCA Antech, Inc.A	29,330	920

		7,487

Pharmaceuticals - 1.71%
Salix Pharmaceuticals Ltd.A	12,000	1,079
Shire PLC, ADRB	6,505	919
		1,998

Total Health Care		20,244

INDUSTRIALS - 12.99%
Aerospace & Defense - 1.50%
B/E Aerospace, Inc.A	20,200	1,758

Commercial Services & Supplies - 5.77%
Clean Harbors, Inc.A	16,150	968
CoStar Group, Inc.A	6,270	1,157

See accompanying notes

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2013

	Shares	Fair Value

		(000’s)
HMS Holdings Corp.A	49,212	$1,119
Stericycle, Inc.A	15,550	1,806
Verisk Analytics, Inc., Class AA	25,800	1,696

		6,746

Diversified Manufacturing - 0.58%
Acuity Brands, Inc.	6,150	672

Electrical Equipment - 0.83%
IPG Photonics Corp.	4,700	365
Roper Industries, Inc.	4,400	610

		975

Machinery - 1.97%
3D Systems Corp.A	8,750	813
Pall Corp.	10,250	875
Valmont Industries, Inc.	4,100	611

		2,299

Road & Rail - 0.52%
JB Hunt Transport Services, Inc.	7,900	611

Trading Companies & Distributors - 1.82%
Fastenal Co.	23,160	1,101
MSC Industrial Direct Co., Inc., Class A	12,630	1,021

		2,122

Total Industrials		15,183

INFORMATION TECHNOLOGY - 23.47%
Communications Equipment - 1.07%
Aruba Networks, Inc.A	36,650	656
Palo Alto Networks, Inc.A	10,300	592

		1,248

Computers & Peripherals - 2.07%
SanDisk Corp.	13,500	952
Stratasys Ltd.A	10,850	1,462

		2,414

Electronic Equipment & Instruments - 0.66%
Trimble Navigation Ltd.A	22,270	773

Internet Software & Services - 4.80%
Akamai Technologies, Inc.A	15,250	719
Athenahealth, Inc.A	8,427	1,133
Fortinet, Inc.A	66,000	1,263
MercadoLibre, Inc.	10,550	1,137
VeriSign, Inc.	22,600	1,352

		5,604

IT Consulting & Services - 2.41%
Alliance Data Systems Corp.A	6,450	1,696
IHS, Inc., Class AA	9,350	1,119

		2,815

Semiconductor Equipment & Products - 3.95%
ARM Holdings PLC, ADRB	12,915	707
Cree, Inc.A	12,650	792
Lam Research Corp.A	19,018	1,035
Microchip Technology, Inc.	29,330	1,312
Xilinx, Inc.	16,700	767

		4,613

Software - 8.51%
Ansys, Inc.A	6,800	593
Aspen Technology, Inc.A	28,150	1,178
Cadence Design Systems, Inc.A	71,850	1,007
Check Point Software Technologies Ltd.A	15,550	1,003

	Shares	Fair Value
		(000’s)
Electronic Arts, Inc.A	43,700	$1,002
FireEye, Inc.A	11,719	511
MICROS Systems, Inc.A	19,100	1,096
National Instruments Corp.	26,705	855
Red Hat, Inc.A	14,090	790
Salesforce.com, Inc.A	13,470	743
Ultimate Software Group, Inc.A	7,600	1,164

		9,942

Total Information Technology		27,409

MATERIALS - 1.40%
Airgas, Inc.	14,650	1,639

Total Common Stock (Cost $87,279)		115,109

SHORT-TERM INVESTMENTS - 3.23% (Cost $3,774)
JPMorgan U.S. Government Money Market Fund, Capital Class	3,774,163	3,774

TOTAL INVESTMENTS - 101.75% (Cost $91,053)		118,883
LIABILITIES, NET OF OTHER ASSETS - (1.75%)		(2,041)

TOTAL NET ASSETS - 100.00%		$116,842

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31. 2013 (in thousands, except share and per share amounts)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$405,440	$95,585	$731,768	$118,883
Investments in affiliated securities, at fair value B	—	—	48,607	—
Deposit with brokers for futures contracts	631	78	—	—
Receivable for investments sold	—	—	879	—
Receivable for variation margin on open futures contracts	50	6	—	—
Dividends and interest receivable	394	57	67	11
Receivable for fund shares sold	1,742	5	2,414	227
Receivable for tax reclaims	—	—	1	—
Prepaid expenses	14	11	50	17

Total assets	408,271	95,742	783,786	119,138

Liabilities:
Payable for investments purchased	—	—	4,023	589
Payable upon return of securities loaned	—	—	69,346	—
Payable for fund shares redeemed	107	21	359	1,500
Payable under excess expense reimbursement plan (Note 2)	19	31	1	8
Management and investment advisory fees payable	379	97	1,035	134
Administrative service and service fees payable	173	45	242	46
Transfer agent fees payable	8	3	20	3
Custody and fund accounting fees payable	3	1	8	2
Professional fees payable	10	8	12	8
Payable for prospectus and shareholder reports	9	3	15	6
Other liabilities	—	5	—	—

Total liabilities	708	214	75,061	2,296

Net Assets	$407,563	$95,528	$708,725	$116,842

Analysis of Net Assets:
Paid-in-capital	364,058	62,345	577,506	89,065
Undistributed net investment income	—	—	—	—
Accumulated net realized gain (loss)	5,174	693	(5,311)	(53)
Unrealized appreciation of investments	38,074	32,423	136,530	27,830
Unrealized appreciation of futures contracts	257	67	—	—

Net assets	$407,563	$95,528	$708,725	$116,842

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,735,575	613,279	17,799,510	3,199,867

Y Class	932,773	2,962	11,691,616	84,656

Investor Class	12,878,691	2,937,119	9,999,798	1,809,551

A Class	1,474,749	39,223	647,211	1,044,337

C Class	111,750	27,210	146,827	93,514

Net assets (not in thousands):
Institutional Class	$79,889,063	$16,292,016	$317,341,400	$63,235,775

Y Class	$19,913,753	$78,575	$208,196,284	$1,672,420

Investor Class	$274,113,476	$77,426,294	$169,799,314	$31,912,432

A Class	$31,300,069	$1,028,434	$10,941,646	$18,395,962

C Class	$2,346,463	$702,642	$2,446,766	$1,625,535

Net asset value, offering and redemption price per share:
Institutional Class	$21 .39	$26 .57	$17 .83	$19 .76

Y Class	$21 .35	$26 .53	$17 .81	$19 .76

Investor Class	$21 .28	$26 .36	$16 .98	$17 .64

A Class	$21 .22	$26 .22	$16 .91	$17 .61

A Class (offering price)	$22 .51	$27 .82	$17 .94	$18 .68

C Class	$21 .00	$25 .82	$16 .66	$17 .38

A Cost of investments in unaffiliated securities	$367,366	$63,162	$595,238	$91,053
B Cost of investments in affiliated securities	$—	$—	$48,607	$—
C Fair value of securities on loan	$—	$—	$67,850	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2013 (in thousands)

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$3,304	$874	$1,028	$325
Income derived from securities lending	—	—	560	—

Total investment income	3,304	874	1,588	325

Expenses:
Management and investment advisory fees (Note 2)	729	357	2,854	438
Administrative service fees (Note 2):
Institutional Class	133	21	622	124
Y Class	23	—	197	3
Investor Class	291	216	379	76
A Class	51	3	29	46
C Class	3	2	6	3
Transfer agent fees:
Institutional Class	30	1	77	24
Y Class	—	—	20	—
Investor Class	4	9	7	5
A Class	2	—	—	2
Custody and fund accounting fees	18	11	36	9
Professional fees	46	35	71	41
Registration fees and expenses	64	67	107	83
Service fees (Note 2):
Y Class	8	—	66	1
Investor Class	260	236	400	81
A Class	19	1	11	17
C Class	1	1	2	1
Distribution fees (Note 2):
A Class	32	2	18	29
C Class	8	5	14	9
Prospectus and shareholder report expenses	33	4	52	12
Trustee fees	10	5	25	3
Other expenses	13	13	22	14

Total expenses	1,778	989	5,015	1,021

Net fees waived and expenses (reimbursed) or recouped by Manager (Note 2)	(75)	9	(93)	(60)

Net expenses	1,703	998	4,922	961

Net investment income	1,601	(124)	(3,334)	(636)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	9,832	6,985	22,621	4,109
Commission recapture (Note 3)	—	2	—	—
Futures contracts	1,140	382	—	—
Change in net unrealized appreciation or (depreciation) of:
Investments	33,336	15,000	116,658	18,914
Futures contracts	258	55	—	—

Net gain from investments	44,566	22,424	139,279	23,023

Net increase in net assets resulting from operations	$46,167	$22,300	$135,945	$22,387

A Foreign taxes	$—	$3	$1	$2

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Bridgeway Large Cap Value Fund				Holland Large Cap Growth Fund
	Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012	Year Ended June 30, 2012		Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,601	$317	$455		$(124)	$55
Net realized gain from investments and futures contracts	10,972	1,722	2,132		7,369	4,191
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	33,594	345	(1,989)		15,055	2,958

Net increase in net assets resulting from operations	46,167	2,384	598		22,300	7,204

Distributions to Shareholders:
Net investment income:
Institutional Class	(390)	(486)	(357	)A	(3)	(6)
Y Class	(93)	(1)	—		—	—
Investor Class	(1,089)	(8)	—		(3)	(41)
A Class	(90)	(6)	—		—	(1)
C Class	(2)	—	—		—	(1)
Net realized gain:
Institutional Class	(1,182)	—	—		(1,173)	(84)
Y Class	(304)	—	—		(6)	(1)
Investor Class	(4,130)	—	—		(5,613)	(3,479)
A Class	(468)	—	—		(78)	(27)
C Class	(36)	—	—		(53)	(15)

Net distributions to shareholders	(7,784)	(501)	(357)		(6,929)	(3,655)

Net increase (decrease) in net assets from capital share transactions. (Note 10)	341,655	(1,818)	(2,428)		11,199	5,522

Net increase in net assets	380,038	65	(2,187)		26,570	9,071

Net Assets:
Beginning of period	27,525	27,460	29,647		68,958	59,887

End of Period *	$407,563	$27,525	$27,460		$95,528	$68,958

* Includes undistributed net investment income (loss) of	$—	$13	$200		$—	$6

A	Formerly known as Class N.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Stephens Small Cap Growth Fund				Stephens Mid-Cap Growth Fund
	Year Ended Dec. 31, 2013	One Month Ended Dec. 31, 2012	Year Ended Nov. 30, 2012		Year Ended Dec. 31, 2013	One Month Ended Dec. 31, 2012	Year Ended Nov. 30, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,334)	$95	$(1,077)		$(636)	$72	$(274)
Net realized gain from investments and futures contracts	22,621	254	13,655		4,109	64	1,325
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	116,658	3,482	(1,894)		18,914	665	3,884

Net increase in net assets resulting from operations	135,945	3,831	10,684		22,387	801	4,935

Distributions to Shareholders:
Net investment income:
Institutional Class	(56)	—	—	A	(43)	—	—	A
Y Class	(26)	—	—		(1)	—	—
Investor Class	(12)	—	—	B	(18)	—	—	B
A Class	—	—	—		(9)	—	—
C Class	—	—	—		(1)	—	—
Net realized gain:
Institutional Class	(11,150)	(6,551)	(4,196	)A	(2,006)	(157)	—	A
Y Class	(6,930)	(281)	—		(53)	(1)	—
Investor Class	(6,374)	(4,449)	(3,533	)B	(1,131)	(109)	—	B
A Class	(404)	(196)	—		(624)	(42)	—
C Class	(91)	(22)	—		(57)	(2)	—
Tax Return of Capital:
Institutional Class	(666)	—	—	A	(50)	—	—	A
Y Class	(432)	—	—		(1)	—	—
Investor Class	(377)	—	—	B	(28)	—	—	B
A Class	(24)	—	—		(16)	—	—
C Class	(6)	—	—		(1)	—	—

Net distributions to shareholders	(26,548)	(11,499)	(7,729)		(4,039)	(311)	—

Net increase in net assets from capital share transactions. (Note 10)	391,157	53,535	59,912		40,926	1,051	17,851

Net increase in net assets	500,554	45,867	62,867		59,274	1,541	22,786

Net Assets:
Beginning of period	208,171	162,304	99,437		57,568	56,027	33,241

End of Period *	$708,725	$208,171	$162,304		$116,842	$57,568	$56,027

* Includes undistributed net investment income (loss) of	$—	$95	$—		$—	$72	$—

A	Formerly known as Class I.
B	Formerly known as Class A.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Small Cap Growth Fund, and the American Beacon Stephens Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds adopted ASU 2011-11 and 2013-01 effective January 1, 2013. The adoption did not have any impact on the Funds’ financial statements as the accounting standard affects only the disclosure requirements for offsetting financial instruments.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid by the Funds during the year ended December 31, 2013 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Bridgeway Large Cap Value	0.45%	$729	$648	$81
Holland Large Cap Growth	0.44%	357	317	40
Stephens Small Cap Growth	0.70%	2,854	2,587	267
Stephens Mid-Cap Growth	0.55%	438	398	40

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Stephens Small Cap Growth Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended December 31, 2013, securities lending fees paid to the Manager were $73,549.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended December 31, 2013, the Manager earned $31,603 from the Stephens Small Cap Growth Fund’s securities lending collateral invested in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended December 31, 2013, the Stephens Mid-Cap Growth Fund borrowed on average $339,340 for two days at 0.80% with interest charges of $14.94. This amount is recorded as interest expense on the Statements of Operations herein.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the year ended December 31, 2013, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed or (Recovered) Expenses	Expiration
Bridgeway Large Cap Value	Institutional	0.84%	$76,230	2016
Bridgeway Large Cap Value	Y	0.94%	(460)	2016
Bridgeway Large Cap Value	Investor	1.22%	(7,137)	2016
Bridgeway Large Cap Value	A	1.34%	5,531	2016
Bridgeway Large Cap Value	C	2.09%	343	2016
Holland Large Cap Growth	Institutional	0.89%	(2,060)	2016
Holland Large Cap Growth	Y	0.99%	(21)	2016
Holland Large Cap Growth	Investor	1.27%	(7,160)	2016
Holland Large Cap Growth	A	1.39%	68	2016
Holland Large Cap Growth	C	2.14%	36	2016
Stephens Small Cap Growth	Institutional	1.09%	35,503	2016
Stephens Small Cap Growth	Y	1.19%	2,955	2016
Stephens Small Cap Growth	Investor	1.35%	55,745	2016
Stephens Small Cap Growth	A	1.59%	(1,303)	2016
Stephens Small Cap Growth	C	2.34%	(146)	2016
Stephens Mid-Cap Growth	Institutional	0.99%	47,890	2016
Stephens Mid-Cap Growth	Y	1.09%	611	2016
Stephens Mid-Cap Growth	Investor	1.37%	3,640	2016
Stephens Mid-Cap Growth	A	1.49%	7,829	2016
Stephens Mid-Cap Growth	C	2.24%	319	2016

Of these amounts, $18,935, $31,478, $897, and $7,640 was payable to the Manager at December 31, 2013 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Value	$7,597	$194,304	2015
Holland Large Cap Growth	9,241	53,217	2015
Stephens Small Cap Growth	1,449	179,246	2015
Stephens Mid-Cap Growth	—	116,349	2015

The Manager recovered excess carryover expenses of $460 from the Y Class and $7,137 from the Investor Class of the Bridgeway Large Cap Value Fund, expiring in 2015; $2,060 from the Institutional Class, $21 from the Y Class, and $7,160 from the Investor Class of the Holland Large Cap Growth Fund, expiring in 2015; and $1,303 from the A Class and $146 from the C Class of the Stephens Small Cap Growth Fund.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2013, Foreside collected $19,499, $2,235, $25,328, and $43,459 for Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2013, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2013, CDSC fees of $31, $15, $718, and $56 were collected for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended December 31, 2013, there were no transfers between levels. As of December 31, 2013, the investments were classified as described below (in thousands):

Bridgeway Large Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$390,010	$—	$—	$390,010
Short-Term Investments – Money Market Funds	15,430	—	—	15,430

Total Investments in Securities	$405,440	$—	$—	$405,440

Financial Derivative Instruments
Futures Contracts	$257	$—	$—	$257

Holland Large Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$93,767	$—	$—	$93,767
Short-Term Investments – Money Market Funds	1,818	—	—	1,818

Total Investments in Securities	$95,585	$—	$—	$95,585

Financial Derivative Instruments
Futures Contracts	$67	$—	$—	$67

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Stephens Small Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$688,538	$—	$—	$688,538
Short-Term Investments – Money Market Funds	22,491	—	—	22,491
Securities Lending Collateral invested in Money Market Funds	69,346	—	—	69,346

Total Investments in Securities	$780,375	$—	$—	$780,375

Stephens Mid-Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$115,109	$—	$—	$115,109
Short-Term Investments – Money Market Funds	3,774	—	—	3,774

Total Investments in Securities	$118,883	$—	$—	$118,883

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (ADRs)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2013, the Funds entered into future contracts primarily for return enhancement and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	September 30, 2013	December 31, 2013
Bridgeway Large Cap Value	17	20
Holland Large Cap Growth	16	10

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of derivative financial instruments on the Statement of Assets and Liabilities as of December 31, 2013:

Assets	Derivative	Bridgeway Large Cap Value	Holland Large Cap Growth
Unrealized appreciation of futures contracts	Equity Contracts	$257	$67

The effect of financial derivative instruments on the Statement of Operations for the year ended December 31, 2013

Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$1,140	$382
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	258	55

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2013 (in thousands).

Bridgeway Large Cap Value Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2013

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$50	$—	$50

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2013

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$50	$—	$—	$50

Holland Large Cap Growth Fund

Offsetting of Financial Assets and Derivative Assets as of December 31, 2013

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$6	$—	$6

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2013

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$6	$—	$—	$6

Stephens Small Cap Growth

Offsetting of Financial Assets and Derivative Assets as of December 31, 2013

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities on Loan	$67,850	$—	$67,850

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2013

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$18,408	$—	$(18,408)	$—
BNP Paraibas Prime Brokerage	798	—	(798)	—
Citigroup Global Markets, Inc.	7,375	—	(7,375)	—
Credit Suisse Securities LLC	470	—	(470)	—
Deutsche bank Securities, Inc.	14,005	—	(14,005)	—
Goldman, Sachs & Co.	3,949	—	(3,949)	—
ING Financial Markets LLC	1,853	—	(1,853)	—
JPMorgan Clearing Corp.	15,973	—	(15,973)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,826	—	(3,826)	—
SG Anerucas Securites LLC	1,080	—	(1,080)	—
UBS Securities LLC	112	—	(112)	—

Total:	$67,850	$—	$(67,850)	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $69,346 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

	Bridgeway Large Cap Value			Holland Large Cap Growth
	Year Ended December 31, 2013	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$601	$486	$357	$17	$6
Y Class	146	1	—	—	—
Investor Class	1,823	8	—	63	41
A Class	173	6	—	1	1
C Class	9	—	—	1	1
Long-Term Capital Gain
Institutional Class	972	—	—	1,160	84
Y Class	250	—	—	6	1
Investor Class	3,396	—	—	5,552	3,479
A Class	385	—	—	77	27
C Class	29	—	—	52	15

Total distributions paid	$7,784	$501	$357	$6,929	$3,655

	Stephens Small Cap Growth			Stephens Mid-Cap Growth
	Year Ended December 31, 2013	One Month Ended December 31, 2012	Year Ended November 30, 2012	Year Ended December 31, 2013	One Month Ended December 31, 2012	Year Ended November 30, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$728	$27	$—	$43	$—	$—
Y Class	462	1	—	1	—	—
Investor Class	393	18	—	18	—	—
A Class	24	1	—	9	—	—
C Class	6	—	—	1	—	—
Long-Term Capital Gain
Institutional Class	10,478	6,524	4,196	2,006	157	—
Y Class	6,494	280	—	53	1	—
Investor Class	5,993	4,431	3,533	1,131	109	—
A Class	379	195	—	624	42	—
C Class	86	22	—	57	2	—
Tax Return of Captial
Institutional Class	666	—	—	50	—	—
Y Class	432	—	—	1	—	—
Investor Class	377	—	—	28	—	—
A Class	24	—	—	16	—	—
C Class	6	—	—	1	—	—

Total distributions paid	$26,548	$11,499	$7,729	$4,039	$311	$—

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Cost basis of investments for federal income tax purposes	$367,366	$63,376	$645,025	$91,091
Unrealized appreciation	41,992	32,745	140,730	28,352
Unrealized depreciation	(3,918)	(536)	(5,380)	(560)

Net unrealized appreciation or (depreciation)	38,074	32,209	135,350	27,792

Undistributed ordinary income	4,156	—	—	—
Accumulated long-term gain or (loss)	1,275	974	—	—
Other temporary differences	—	—	(4,131)	(15)

Distributable earnings or (deficits)	$43,505	$33,183	$131,219	$27,777

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the reclassifications of income from net operating losses used to offset short-term capital gains, non-utilization of net operating losses, tax return of capital, and dividend reclasses that have been reclassed as of December 31, 2013 (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Paid-in-capital	$(1)	$—	$(1,504)	$(121)
Undistributed net investment income	50	124	3,333	636
Accumulated net realized gain (loss)	(50)	(124)	(1,829)	(515)
Unrealized appreciation or (depreciation) of investments and futures contracts	1	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the fiscal year ended December 31, 2013, the Funds did not have capital loss carryforwards.

Net capital losses (in thousands) incurred after October 31, 2013 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2013, the Stephens Small Cap Growth Fund deferred $3,179 of short-term capital loss and $952 of long-term capital loss to January 1, 2014. The Stephens Mid-Cap Growth Fund deferred $15 of short-term capital loss to January 1, 2014.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2013 were as follows (in thousands):

	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Purchases (excluding U.S. government securities)	$381,681	$28,265	$505,915	$54,810
Sales and maturities (excluding U.S. government securities)	62,022	22,931	158,791	19,762

9. Securities Lending

The Stephens Small Cap Growth Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2013, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 67,850	$ —	$ 69,346

Cash collateral is listed on the Stephens Small Cap Growth Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares (in thousands):

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

For the Year Ended December 31, 2013

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,399	$47,501	957	$18,562	13,250	$260,496
Reinvestment of dividends	74	1,549	19	395	249	5,209
Shares redeemed	(420)	(8,050)	(46)	(931)	(651)	(13,227)

Net increase in shares outstanding	2,053	$41,000	930	$18,026	12,848	$252,478

	A Class		C Class		Totals
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,504	$28,959	109	$2,120	18,219	$357,638
Reinvestment of dividends	25	511	2	36	369	7,700
Shares redeemed	(74)	(1,465)	(1)	(10)	(1,192)	(23,683)

Net increase in shares outstanding	1,455	$28,005	110	$2,146	17,396	$341,655

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	497	$12,868	5	$105	136	$3,442
Reinvestment of dividends	45	1,177	—	4	217	5,613
Shares redeemed	(4)	(107)	(3)	(69)	(509)	(12,635)

Net increase (decrease) in shares outstanding	538	$13,938	2	$40	(156)	$(3,580)

	A Class		C Class		Totals
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19	$493	17	$411	674	$17,319
Reinvestment of dividends	2	57	1	38	265	6,889
Shares redeemed	(4)	(93)	(4)	(105)	(524)	(13,009)

Net increase in shares outstanding	17	$457	14	$344	415	$11,199

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,305	$150,456	11,641	$197,877	5,538	$80,195
Reinvestment of dividends	665	11,559	414	7,255	358	5,922
Shares redeemed	(2,206)	(34,487)	(715)	(12,352)	(1,513)	(22,866)

Net increase in shares outstanding	7,764	$127,528	11,340	$192,780	4,383	$63,251

	A Class		C Class		Totals
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	460	$6,830	121	$1,786	27,065	$437,144
Reinvestment of dividends	24	400	6	89	1,467	25,225
Shares redeemed	(89)	(1,386)	(8)	(121)	(4,531)	(71,212)

Net increase in shares outstanding	395	$5,844	119	$1,754	24,001	$391,157

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,448	$27,514	72	$1,271	750	$11,862
Reinvestment of dividends	106	2,043	2	47	66	1,134
Shares redeemed	(371)	(6,854)	(14)	(255)	(350)	(5,575)

Net increase in shares outstanding	1,183	$22,703	60	$1,063	466	$7,421

	A Class		C Class		Totals
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	574	$9,470	70	$1,132	2,914	$51,249
Reinvestment of dividends	33	567	2	35	209	3,826
Shares redeemed	(91)	(1,453)	—	(12)	(826)	(14,149)

Net increase in shares outstanding	516	$8,584	72	$1,155	2,297	$40,926

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

For the Six Months Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65	$1,021	2	$29	34	$540
Reinvestment of dividends	30	473	—	1	1	8
Shares redeemed	(233)	(3,617)	—	—	(19)	(298)

Net increase (decrease) in shares outstanding	(138)	$(2,123)	2	$30	16	$250

	A Class		C Class		Totals
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6	$90	—	$6	107	$1,686
Reinvestment of dividends	—	5	—	—	31	487
Shares redeemed	(5)	(75)	—	(1)	(257)	(3,991)

Net increase in shares outstanding	1	$20	—	$5	(119)	$(1,818)

For the Year Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15	$345	2	$49	385	$8,615
Reinvestment of dividends	4	89	—	1	162	3,519
Shares redeemed	(3)	(72)	(1)	(26)	(353)	(7,755)

Net increase in shares outstanding	16	$362	1	$24	194	$4,379

	A Class		C Class		Totals
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31	$687	12	$283	445	$9,979
Reinvestment of dividends	1	18	1	15	168	3,642
Shares redeemed	(11)	(242)	—	(4)	(368)	(8,099)

Net increase in shares outstanding	21	$463	13	$294	245	$5,522

For the One Month Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,195	$42,177	155	$2,086	353	$4,515
Reinvestment of dividends	487	6,324	18	229	350	4,354
Shares redeemed	(203)	(2,676)	(21)	(271)	(281)	(3,549)

Net increase in shares outstanding	3,479	$45,825	152	$2,044	422	$5,320

	A Class		C Class		Totals
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15	$189	—	$—	3,718	$48,967
Reinvestment of dividends	14	178	2	21	871	11,106
Shares redeemed	(3)	(42)	—	—	(508)	(6,538)

Net increase in shares outstanding	26	$325	2	$21	4,081	$53,535

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12	$184	10	$148	80	$1,092
Reinvestment of dividends	10	155	—	1	7	101
Shares redeemed	(7)	(110)	—	—	(62)	(855)

Net increase in shares outstanding	15	$229	10	$149	25	$338

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

	A Class		C Class		Totals
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38	$525	11	$150	151	$2,099
Reinvestment of dividends	2	24	—	2	19	283
Shares redeemed	(27)	(366)	—	—	(96)	(1,331)

Net increase in shares outstanding	13	$183	11	$152	74	$1,051

For the Year Ended June 30, 2012

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	189	$2,646	—	$5	15	$212
Reinvestment of dividends	25	333	—	—	—	—
Shares redeemed	(422)	(5,912)	—	—	—	(1)

Net increase (decrease) in shares outstanding	(208)	$(2,933)	—	$5	15	$211

	A Class		C Class		Totals
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19	$274	1	$15	224	$3,152
Reinvestment of dividends	—	—	—	—	25	333
Shares redeemed	—	—	—	—	(422)	(5,913)

Net increase in shares outstanding	19	$274	1	$15	(173)	$(2,428)

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American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended Dec. 31,	Six Months Ended Dec. 31,		Year Ended June 30,
	2013	2012		2012	2011		2010		2009
Net asset value, beginning of period	$15.85	$14.80		$14.62	$11.44		$9.74		$13.63

Income from investment operations:
Net investment income	0.11	0.20		0.24	0.20	B	0.19	B	0.23	B
Net gains (losses) on investments (both realized and unrealized)	5.87	1.14		0.12	3.21		1.73		(3.89)

Total income (loss) from investment operations	5.98	1.34		0.36	3.41		1.92		(3.66)

Less distributions:
Dividends from net investment income	(0.11)	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)
Distributions from net realized gains	(0.33)	—		—	—		—		—

Total distributions	(0.44)	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)

Net asset value, end of period	$21.39	$15.85		$14.80	$14.62		$11.44		$9.74

Total return C	37.77%	9.04	%D	2.60%	30.02%		19.65%		(26.88)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$79,889	$26,669		$26,950	$29,647		$25,534		$27,996

Ratios to average net assets:
Expenses, before reimbursements	1.01%	1.73	%E	1.30%	1.17%		1.11%		0.98%
Expenses, net of reimbursements	0.84%	0.84	%E	0.82%	0.84%		0.84%		0.84%

Net investment income (loss), before reimbursements	0.98%	1.38	%E	1.17%	1.17%		1.32%		2.06%
Net investment income (loss), net of reimbursements	1.16%	2.27	%E	1.66%	1.50%		1.58%		2.20%
Portfolio turnover rate	38%	21	%D	36%	43%		49%		65%

A	Commencement of operations.
B	Per share amounts calculated based on average daily shares outstanding during the period.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class					A Class					C Class
Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012		Year Ended Dec. 31, 2013	Six Months Ended Dec. 31, 2012		Feb. 3A to June 30, 2012
$15.84	$14.80		$14.46		$15.81	$14.78		$14.46		$15.78	$14.77		$14.46		$15.70	$14.73		$14.46

0.22	0.07		0.09		0.21	0.12		0.03		0.19	0.15		0.01		0.18	0.09		0.02
5.72	1.26		0.25		5.68	1.19		0.29		5.64	1.15		0.30		5.47	1.17		0.25

5.94	1.33		0.34		5.89	1.31		0.32		5.83	1.30		0.31		5.65	1.26		0.27

(0.10)	(0.29)		—		(0.09)	(0.28)		—		(0.06)	(0.29)		—		(0.02)	(0.29)		—
(0.33)	—		—		(0.33)	—		—		(0.33)	—		—		(0.33)	—		—

(0.43)	(0.29)		—		(0.42)	(0.28)		—		(0.39)	(0.29)		—		(0.35)	(0.29)		—

$21.35	$15.84		$14.80		$21.28	$15.81		$14.78		$21.22	$15.78		$14.77		$21.00	$15.70		$14.73

37.55%	8.98	%D	2.35	%D	37.28%	8.84	%D	2.21	%D	37.01%	8.78	%D	2.14	%D	36.02%	8.54	%D	1.87	%D

$19,914	$36		$5		$274,113	$489		$215		$31,300	$311		$276		$2,346	$20		$14

0.93%	3.75	%E	144.38	%E	1.08%	2.26	%E	18.30	%E	1.38%	2.21	%E	15.39	%E	2.13%	6.81	%E	64.88	%E
0.94%	0.93	%E	0.94	%E	1.09%	1.21	%E	1.22	%E	1.34%	1.33	%E	1.34	%E	2.09%	1.77	%E	2.09	%E
1.07%	(0.51	)%E	(141.90	)%E	0.95%	1.00	%E	(15.48	)%E	0.61%	0.90	%E	(13.13	)%E	(0.13)%	(3.55	)%E	(62.47	)%E
1.06%	2.31	%E	1.54	%E	0.94%	2.05	%E	1.59	%E	0.66%	1.78	%E	0.92	%E	(0.08)%	1.49	%E	0.32	%E
38%	21	%D	36	%F	38%	21	%D	36	%F	38%	21	%D	36	%F	38%	21	%D	36	%F

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended December 31,					March 1A to Dec. 31,		Year Ended Dec. 31,	Mar.23A to Dec. 31,
	2013	2012		2011		2010		2013	2012
Net asset value, beginning of period	$21.60	$20.30		$20.00		$17.88		$21.59	$23.00

Income from investment operations:
Net investment income (loss)	0.02	0.09	B	(0.02	)C	(0.01	)C	0.02	0.09	B
Net gains (losses) on investments (both realized and unrealized)	7.02	2.47		0.71		2.61		6.98	(0.26)

Total income (loss) from investment operations	7.04	2.56		0.69		2.60		7.00	(0.17)

Less distributions:
Dividends from net investment income	(0.01)	(0.08)		—		—		0.00	(0.06)
Distributions from net realized gains	(2.06)	(1.18)		(0.39)		(0.48)		(2.06)	(1.18)

Total distributions	(2.07)	(1.26)		(0.39)		(0.48)		(2.06)	(1.24)

Net asset value, end of period	$26.57	$21.60		$20.30		$20.00		$26.53	$21.59

Total return D	32.73%	12.57%		3.47%		14.58	%E	32.59%	(0.79	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$16,292	$1,619		$1,193		$1,126		$79	$23

Ratios to average net assets:
Expenses, before reimbursements	0.86%	1.32%		1.49%		1.91	%F	0.97%	10.18	%F
Expenses, net of reimbursements	0.89%	0.96%		1.20%		1.20	%F	0.99%	0.98	%F
Net investment income (loss), before expense reimbursements	0.24%	0.07%		(0.38)%		(0.77	)%F	0.15%	(8.77	)%F
Net investment income (loss), net of reimbursements	0.21%	0.43%		(0.09)%		0.06	%F	0.12%	0.43	%F
Portfolio turnover rate	29%	18%		12%		18	%E	29%	18	%G

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class									A Class							C Class
														Feb. 1A to Dec. 31, 2010		Year Ended Dec. 31, 2013	Mar. 23A to Dec. 31, 2012
Year Ended December 31,									Year Ended December 31,
2013	2012		2011		2010		2009		2013	2012		2011
$21.52	$20.24		$19.97		$17.94		$12.90		$21.43	$20.23		$19.96		$17 .40		$21.29	$22 .90

(0.05)	0.02	B	(0.05	)C	(0.04	)C	(0.02	)C	(0.03)	0.03	B	(0.05	)C	(0.04	)C	(0.17)	0.01	B
6.95	2.45		0.71		2.55		5.06		6.88	2.41		0.71		3.08		6.76	(0.38)

6.90	2.47		0.66		2.51		5.04		6.85	2.44		0.66		3.04		6.59	(0.37)

0.00	(0.01)		—		—		—		0.00	(0.06)		—		—		0.00	(0.06)
(2.06)	(1.18)		(0.39)		(0.48)		—		(2.06)	(1.18)		(0.39)		(0.48)		(2.06)	(1.18)

(2.06)	(1.19)		(0.39)		(0.48)		—		(2.06)	(1.24)		(0.39)		(0.48)		(2.06)	(1.24)

$26.36	$21.52		$20.24		$19.97		$17.94		$26.22	$21.43		$20.23		$19.96		$25.82	$21.29

32.21%	12.18%		3.33%		14.03%		39.07%		32.11%	11.99%		3.33%		17.51	%E	31.10%	(1.65	)%E

$77,426	$66,568		$58,682		$54,128		$50,341		$1,028	$467		$13		$12		$703	$281

1.26%	1.44%		1.64%		1.77%		1.69%		1.40%	2.73%		10.06%		42.81	%F	2.15%	6.17	%F
1.27%	1.29%		1.35%		1.35%		1.35%		1.39%	1.38%		1.40%		1.40	%F	2.14%	2.12	%F
(0.17)%	(0.08)%		(0.53)%		(0.64)%		(0.45)%		(0.28)%	(0.97)%		(8.94)%		(41.83	)%F	(1.04)%	(3.85	)%F
(0.18)%	0.07%		(0.24)%		(0.22)%		(0.11)%		(0.27)%	0.37%		(0.28)%		(0.22	)%F	(1.03)%	0.20	%F
29%	18%		12%		18%		11%		29%	18%		12%		18	%E	29%	18	%G

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	Year Ended Dec. 31, 2013	One Month Ended Dec. 31, 2012									Year Ended December 31, 2013	One Month Ended Dec. 31, 2012		Feb. 24IA to Nov. 30, 2012

				Year Ended November 30,
				2012A		2011A		2010A		2009A
Net asset value, beginning of period	$12.99	$13.54		$13.14		$12.03		$9.37		$7.09	$12.98	$13.54		$13.59

Income from investment operations:
Net investment income (loss)	(0.05)	0.06		(0.04	)H	(0.11	)B	(0.09	)B	(0.06)	(0.04)	0.01		(0.02)
Net gains (losses) from investments (both realized and unrealized)	5.60	0.23		1.43		1.37		2.75		2.34	5.58	0.27		(0.03)

Total income (loss) from investment operations	5.55	0.29		1.39		1.26		2.66		2.28	5.54	0.28		(0.05)

Less distributions:
Dividends from net investment income	0.00	—		—		—		—		—	0.00	—		—
Distributions from net realized gains	(0.67)	(0.84)		(0.99)		(0.15)		—		—	(0.68)	(0.84)		—
Tax return of captial	(0.04)	—		—		—		—		—	(0.03)	—		—

Total distributions	(0.71)	(0.84)		(0.99)		(0.15)		—		—	(0.71)	(0.84)		—

Redemption fees added to beneficial interests	—	—		—		—		—		—	—	—		—

Net asset value, end of period	$17.83	$12.99		$13.54		$13.14		$12.03		$9.37	$17.81	$12.98		$13.54

Total return D	42.93%	2.15	%E	11.74%		10.49%		28.39%		32.16%	42.88%	2.07	%E	(0.37	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$317,341	$130,342		$88,815		$52,336		$39,169		$34,356	$208,196	$4,563		$2,699

Ratios to average net assets:
Expenses, before reimbursements	1.11%	1.20	%F	1.20%		1.15%		1.35%		1.65%	1.19%	1.36	%F	2.05	%F
Expenses, net of reimbursements	1.09%	1.06	%F	1.10%		1.10%		1.10%		1.25%	1.19%	1.16	%F	1.21	%F
Net investment income (loss), before reimbursements	(0.73)%	0.54	%F	(0.84)%		(0.91)%		(1.09)%		(1.33)%	(0.79)%	0.19	%F	(1.57	)%F
Net investment income (loss), net of reimbursements	(0.71)%	0.68	%F	(0.74)%		(0.86)%		(0.84)%		(0.93)%	(0.78)%	0.38	%F	(0.73	)%F
Portfolio turnover rate	39%	6	%E	45%		36%		66%		35%	39%	6	%E	45	%G

A	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
B	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
H	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
I	Commencement of operations.

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class											A Class						C Class
Year Ended Dec. 31, 2013	One Month Ended Dec. 31, 2012										Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24I to Nov. 30, 2012		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24IA to Nov. 30, 2012

			Year Ended November 30,
			2012A		2011A		2010A		2009A
$12.42	$12.99		$12.67		$11.64		$9.09		$6.90		$12.40		$12.98		$13.07		$12.32		$12.91		$13.07

(0.04)	0.02		(0.06	)H	(0.14	)B	(0.11	)B	(0.09)		(0.10)		0.01		(0.07)		(0.13)		0.00		(0.06)
5.31	0.25		1.37		1.32		2.66		2.28		5.32		0.25		(0.02)		5.18		0.25		(0.10)

5.27	0.27		1.31		1.18		2.55		2.19		5.22		0.26		(0.09)		5.05		0.25		(0.16)

0.00	—		—		—		—		—		0.00		—		—		0.00		—		—
(0.69)	(0.84)		(0.99)		(0.15)		—		—		(0.71)		(0.84)		—		(0.71)		(0.84)		—
(0.02)	—		—		—		—		—		(0.00	)E	—		—		(0.00	)E	—		—

(0.71)	(0.84)		(0.99)		(0.15)		—		—		(0.71)		(0.84)		—		(0.71)		(0.84)		—

—	—		—		0.00	C	0.00	C	0.00	C	—		—		—		—		—		—

$16.98	$12.42		$12.99		$12.67		$11.64		$9.09		$16.91		$12.40		$12.98		$16.66		$12.32		$12.91

42.62%	2.08	%E	11.44%		10.15%		28.05%		31.74%		42.28%		2.01	%E	(0.69	)%E	41.17%		1.94	%E	(1.22	)%E

$169,799	$69,786		$67,506		$47,101		$45,911		$22,058		$10,942		$3,131		$2,941		$2,447		$349		$343

1.39%	1.62	%F	1.56%		1.40%		1.60%		1.91%		1.57%		1.79	%F	2.08	%F	2.33%		3.21	%F	6.15	%F
1.35%	1.34	%F	1.36%		1.35%		1.35%		1.50%		1.59%		1.58	%F	1.61	%F	2.34%		2.33	%F	2.35	%F
(1.01)%	0.23	%F	(1.20)%		(1.16)%		(1.33)%		(1.59)%		(1.18)%		0.04	%F	(1.68	)%F	(1.93)%		(1.36	)%F	(5.71	)%F
(0.96)%	0.50	%F	(1.00)%		(1.11)%		(1.08)%		(1.18)%		(1.20)%		0.25	%F	(1.21	)%F	(1.94)%		(0.48	)%F	(1.91	)%F
39%	6	%E	45%		36%		66%		35%		39%		6	%E	45	%G	39%		6	%E	45	%G

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	Year Ended Dec. 31, 2013	One Month Ended Dec. 31, 2012		Year Ended November 30,							Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012

				2012B		2011B		2010B		2009B
Net asset value, beginning of period	$15.38	$15.24		$13.69		$12.44		$9.63		$7.18	$15.38		$15.23		$15.09

Income from investment operations:
Net investment income (loss)	(0.05)	0.02		—	C	(0.10	)D	(0.09	)D	(0.07)	(0.08)		0.02		(0.03)
Net gains from investments (both realized and unrealized)	5.12	0.20		1.55		1.35		2.90		2.52	5.15		0.21		0.17

Total income from investment operations	5.07	0.22		1.55		1.25		2.81		2.45	5.07		0.23		0.14

Less distributions:
Dividends from net investment income	(0.01)	—		—		—		—		—	(0.01)		—		—
Distributions from net realized gains	(0.66)	(0.08)		—		—		—		—	(0.68)		(0.08)		—
Tax return of capital	(0.02)	—		—		—		—		—	(0.00	)E	—		—

Total distributions	(0.69)	(0.08)		—		—		—		—	(0.69)		(0.08)		—

Redemption fees added to beneficial interests	—	—		—		—		—		—	—		—		—

Net asset value, end of period	$19.76	$15.38		$15.24		$13.69		$12.44		$9.63	$19.76		$15.38		$15.23

Total return F	33.14%	1.43	%G	11.32%		10.05%		29.18%		34.12%	33.14%		1.50	%G	0.93	%G

Ratios and supplemental data:
Net assets, end of period (in thousands)	$63,236	$31,005		$30,503		$13,208		$7,124		$4,552	$1,672		$374		$222

Ratios to average net assets:
Expenses, before reimbursements	1.11%	1.31	%H	1.28%		1.65%		2.27%		3.03%	1.14%		1.53	%H	3.85	%H
Expenses, net of reimbursements	0.99%	0.99	%H	1.03%		1.25%		1.25%		1.25%	1.09%		1.09	%H	1.09	%H
Net investment income (loss), before reimbursements	(0.70)%	1.37	%H	(0.62)%		(1.12)%		(1.81)%		(2.46)%	(0.73)%		0.69	%H	(3.09	)%H
Net investment income (loss), net of reimbursements	(0.58)%	1.69	%H	(0.37)%		(0.72)%		(0.79)%		(0.69)%	(0.68)%		1.13	%H	(0.33	)%H
Portfolio turnover rate	25%	1	%G	27%		30%		20%		29%	25%		1	%G	27	%I

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class												A Class						C Class
Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Year Ended November 30,								Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012		Year Ended Dec. 31, 2013		One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012

				2012B		2011B		2010B		2009B
$13.83		$13.72		$12.36		$11.26		$8.74		$6.53		$13.83		$13.72		$13.62		$13.75		$13.63		$13.62

(0.08)		0.02		(0.14	)C	(0.11	)D	(0.10	)D	(0.07)		(0.10)		0.02		(0.05)		(0.16)		0.02		(0.04)
4.58		0.17		1.50		1.21		2.62		2.28		4.57		0.17		0.15		4.47		0.18		0.05

4.50		0.19		1.36		1.10		2.52		2.21		4.47		0.19		0.10		4.31		0.20		0.01

(0.01)		—		—		—		—		—		(0.01)		—		—		0.00		—		—
(0.68)		(0.08)		—		—		—		—		(0.68)		(0.08)		—		(0.68)		(0.08)		—
(0.00	)E	—		—		—		—		—		(0.00	)E	—		—		(0.00	)E	—		—

(0.69)		(0.08)		—		—		—		—		(0.69)		(0.08)		—		(0.68)		(0.08)		—

—		—		—		—		0.00	E	0.00	E	—		—		—		—		—		—

$17.64		$13.83		$13.72		$12.36		$11.26		$8.74		$17.61		$13.83		$13.72		$17.38		$13.75		$13.63

32.71%		1.37	%G	11.00%		9.77%		28.83%		33.84%		32.49%		1.37	%G	0.73	%G	31.54%		1.45	%G	0.07	%G

$31,912		$18,585		$18,092		$20,034		$15,076		$9,637		$18,396		$7,302		$7,063		$1,626		$302		$147
1.38%		1.68	%H	1.67%		1.91%		2.52%		3.32%		1.56%		1.81	%H	1.83	%H	2.28%		2.68	%H	14.54	%H
1.37%		1.37	%H	1.40%		1.50%		1.50%		1.50%		1.49%		1.49	%H	1.49	%H	2.24%		2.24	%H	2.24	%H
(0.98)%		0.94	%H	(1.04)%		(1.35)%		(2.06)%		(2.75)%		(1.15)%		0.86	%H	(1.04	)%H	(1.87)%		0.15	%H	(13.65	)%H
(0.97)%		1.26	%H	(0.76)%		(0.94)%		(1.04)%		(0.93)%		(1.09)%		1.18	%H	(0.70	)%H	(1.84)%		0.59	%H	(1.36	)%H
25%		1	%G	27%		30%		20%		29%		25%		1	%G	27	%I	25%		1	%G	27	%I

American Beacon FundsSM

Privacy Policy & Federal Tax Information

December 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended December 31, 2013. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Corporate Dividends Received Deduction	95.20%	93.40%	64.00%	89.20%
Qualified Dividend Income	100.00%	0.00%	0.00%	0.00%

The Funds designated the following as short-term capital gain distributions for the year ended December 31, 2013:

Bridgeway Large Cap Value Fund	$1,158,486
Holland Large Cap Growth Fund	75,642
Stephens Small Cap Growth Fund	1,519,141

The Funds designated the following as long-term capital gain distributions for the year ended December 31, 2013:

Bridgeway Large Cap Value Fund	$5,031,505
Holland Large Cap Growth Fund	6,847,219
Stephens Small Cap Growth Fund	23,429,687
Stephens Mid-Cap Growth Fund	3,871,292

Shareholders will receive notification in January 2014 of the appropriate tax information necessary to prepare their 2013 income tax returns.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA ****(73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the manager.
***	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.
****	Mr. Zucconi retired as a Trustee of the Trust and the American Beacon Funds as of December 31, 2013.

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/13

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in the securities of small capitalization companies involves additional risks such as limited liquidity and greater volatility than larger companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. Investing in derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. The American Beacon International Equity Index and American Beacon Small Cap Index Funds may be exposed to security lending risk through its investment in its respective Master Portfolio. Please see the prospectus for a complete discussion of these Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2013

Dear Shareholders TC,

While American Beacon Advisors specializes in actively managed funds, we also provide our shareholders with the option to invest in index funds. These index funds are overseen by world-class financial institutions, so that we may bring shareholders the kind of exemplary service they have come to expect from American Beacon. For investors who are more comfortable with passive investments, these funds are an important vehicle to have in a year like 2013, when most equity asset classes performed very well.

The year’s equity market gains were remarkably widespread, across market capitalizations as well as across geographies. The S&P 500 Index, which generally represents the large-cap U.S. market, returned 32.39% for the year. Small caps, as measured by the Russell 2000 Index, were even stronger, with a return of 38.82%. The

MSCI EAFE Index, which measures the world’s developed market, was up 22.78%.

Our three index funds were able to take advantage of these headwinds. For the 12 months ended December 31, 2013:

•	American Beacon S&P 500 Index Fund (Investor Class) returned 31.56%.

•	American Beacon Small Cap Index Fund (Institutional Class) returned 38.98%.

•	American Beacon International Equity Index Fund (Institutional Class) returned 21.55%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best regards,

Gene L. Needles, Jr. President American Beacon Funds

1

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2013 (Unaudited)

For the twelve months ended December 31, 2013, the total return of the Investor Class of the American Beacon S&P 500 Index Fund (the “Fund”) was 31.56%, underperforming the S&P 500® Index (the “Index”) return of 32.39%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 12/31/03 through 12/31/13

Total Returns for the period ended 12/31/13
	1 Year	5 Years	10 Years	Value of $10,000 12/31/03- 12/31/13
Institutional Class (1,3)	32.15%	17.85%	7.30%	$20,229
Investor Class (1,3)	31.56%	17.32%	6.81%	19,321
S&P 500 Index (2)	32.39%	17.94%	7.41%	20,425

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and Investor Class shares were 0.15% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

The S&P 500 Index added value in every quarter of 2013, and the only months it lost ground during the year were June and August. For 2013 as a whole, more than 90% of the names in the Index posted positive returns, and the full S&P 500 achieved its best annual result since 1997.

After lagging the vast majority of global stock markets amid the fiscal worries that preoccupied the final quarter of 2012, U.S. equity averages recovered strongly during the opening months of 2013. Share prices jumped sharply in the first trading session of the year and built on those gains thereafter, as worries about the consequences of mandated budgetary restraint gave way to optimism that the U.S. private sector would keep employment growing and consumer demand solid.

Although the second quarter of 2013 confronted investors with numerous new sources of volatility, the U.S. equity markets demonstrated an impressive resilience throughout the period. They found ready support despite weak employment and retail sales reports during April, and the Index climbed briskly into May to achieve a new set of record highs. Even after the concept of tapered Federal Reserve asset purchases arrived on May 22 to knock rate-sensitive investment plays off their lofty perches, broader U.S. averages underwent only modest consolidation before deriving fresh inspiration from solid jobs figures in early June. While reiteration by Federal Reserve Chairman Ben Bernanke of the potential for reduced asset purchases later in 2013 sent the S&P to a June 20 loss of 2.5%, its largest daily decline since late 2011, U.S. share averages remained well above their April lows. Arguably, a key source of strength in U.S. markets was disenchantment with expanded risks in other parts of the world, a phenomenon that buoyed the dollar and drove money into the presumed stability of American assets. Although the Index suffered a mild 1.3% decline for June, it still appreciated by 2.9% for the full second quarter, and its year-to-date gain now stretched to an impressive 13.8%.

Firm employment trends and conciliatory rhetoric from the Federal Reserve helped U.S. stocks push higher in July, and major averages

2

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2013 (Unaudited)

eventually eclipsed their May peaks with ease. Even though corporate earnings reports included some notable disappointments, consistent strength in popular biotechnology and consumer names kept investor sentiment buoyant. After the Index pushed to records once more in early August, however, the rally began to dissipate. Downbeat guidance from a number of major technology and retailing firms sparked a late August correction that gathered pace when Secretary of State John Kerry indicated that the U.S. might take military action against Syria. A softer cast to U.S. home sales was also less than helpful, and the August employment figures that arrived on the first Friday in September were weaker than expected.

During both September and the third quarter as a whole, sector performance in the Index reflected a growing preference for themes that would benefit from healthier economic growth.

Investors in U.S. stocks were under-standably nervous as the fourth quarter got underway, since equities had already produced solidly positive returns for three consecutive quarters and the history of early autumn includes many volatile episodes. Moreover, the September postponement of a widely expected announcement of tapered Federal Reserve asset purchases had dented the dollar and diverted attention towards non-U.S. markets. When the U.S. Congress could not agree on a budget and the government underwent a partial shutdown in early October, U.S. share buyers remained on the defensive. But major averages did not breach their August lows, and investors began to anticipate a reopening of full government operations and a deal to circumvent the debt ceiling. When agreement actually came in mid-October, stocks had already built up enough momentum to drive volatility lower and lift share prices further through November. Jittery action returned in early December, when oil prices embarked on a sharp rebound. Worries about holiday spending and Chinese growth prospects contributed to the mild malaise. Even though the November employment figures reported on December 6 looked healthy, investors stayed nervous when Congress arrived almost too easily at a new budget agreement. After all, without political rancor, the Federal Reserve might have more incentive to remove accommodation. Sure enough, December 18 brought the formal announcement that tapering of debt purchases would begin in January, but the accompanying guidance on maintaining interest rates at minimal levels was received very well by equity investors. The Index proceeded to set several new closing records, ending its extraordinary 2013 essentially on the highs.

All ten of the Index sectors achieved double-digit gains in 2013, participating hand-somely in the broad equity prosperity. Leading the way were Consumer Discretionary (up 43.1%), Health Care (up 41.4%) and Industrials (up 40.7%). These sectors even outpaced the averages consistently enough to post returns for the year that exceeded 40%.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

3

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2013 (Unaudited)

Top Ten Holdings (% Net Assets)*
Apple, Inc.	3.1
Exxon Mobil Corp.	2.7
Google Inc.	1.9
Microsoft Corp.	1.7
General Electric Company	1.7
Johnson & Johnson	1.6
Chevron Corp.	1.5
JPMorgan Chase & Co.	1.3
Procter & Gamble Co.	1.3
Wells Fargo & Co.	1.3

*	Percent of net assets of State Street Equity 500 Index Portfolio

Sector Allocation (% Equities)*
Information Technology	18.5
Financials	16.2
Health Care	13.0
Consumer Discretionary	12.6
Industrials	10.9
Energy	10.3
Consumer Staples	9.8
Materials	3.5
Utilities	2.9
Telecommunication Services	2.3

*	Percent of the equities of State Street Equity 500 Index Portfolio
†

“Standard & Poor’s®,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”) and have been licensed for use by the Equity 500 Index Portfolio. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

4

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2013 (unaudited)

For the twelve months ended December 31, 2013, the total return of the Institutional Class of the American Beacon Small Cap Index Fund (the “Fund”) was 38.98%. The Fund’s performance was above the Russell 2000® Index (the “Index”) return of 38.82%.

Comparison of Change in Value of a $250,000 Investment

For the Period from 12/31/03 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	10 Years	Value of $250,000 12/31/03- 12/31/13
Institutional Class (1,3)	38.98%	20.07%	9.00%	$591,877
Russell 2000 Index (2)	38.82%	20.08%	9.07%	595,678

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.21%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

U.S. small cap equities, as represented by the Index, posted an impressive gain of 38.82% for the 12-month period ended December 31, 2013 as the world’s largest central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment.

U.S. equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish U.S. growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the U.S. Federal Reserve (the “Fed”) would maintain its accommodative stance. Additionally, the modest pace of economic growth boded well for corporate profit margins as the U.S. recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program. Also concerning was the escalation of the revolution in Egypt and the civil war in Syria, events that fueled

5

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2013 (unaudited)

higher oil prices, an additional headwind for global growth.

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. On the geopolitical front, the turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. The equity market advance was interrupted again in late September when the U.S. teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

From a sector perspective, all sectors in the Index generated positive returns. However, the consumer-driven areas were exceptionally strong performers in 2013. The Health Care sector generated stellar returns (up 51.66%), as did Consumer Staples (up 47.66%) and Consumer Discretionary (up 44.69%). Large gains also came from the Producer Durables (up 43.42%), Technology (up 41.32), Energy (up 35.05%) and Financial Services (up 31.38%) sectors. Even the more growth-sensitive Materials sector generated an impressive return (up 28.0%) in the tepid economic environment.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)*
athenahealth, Inc.	0.3
Acuity Brands, Inc.	0.3
Isis Pharmaceuticals, Inc.	0.3
Middleby Corp.	0.3
CoStar Group, Inc.	0.3
CNO Financial Group, Inc.	0.2
Ultimate Software Group, Inc.	0.2
Align Technology Inc.	0.2
Brunswick Corp.	0.2
PTC INC	0.2

Total Fund Holdings	2,015

*	Percent of net assets of Master Small Cap Index Series

Sector Allocation (% Equities)*
Financials	21.9
Information Technology	17.1
Industrials	13.9
Consumer Discretionary	13.2
Health Care	12.7
Energy	5.3
Materials	4.7
Cash	3.9
Consumer Staples	3.7
Utilities	2.9
Telecommunications	0.7

*	Percent of equity portion of Master Small Cap Index Series

6

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2013 (Unaudited)

For the twelve months ended December 31, 2013, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a total return of 21.55%, underperforming the MSCI EAFE Index (the “Index”) return of 22.78%. The investment manager’s application of its fair valuation policy during the period was a significant driver of the Fund’s underperformance versus the Index.

Comparison of Change in Value of a $250,000 Investment

For the Period from 12/31/03 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	10 Years	Value of $250,000 12/31/03- 12/31/13
Institutional Class (1,3)	21.55%	11.82%	6.86%	$485,536
MSCI EAFE Index (2)	22.78%	12.44%	6.91%	487,787

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.19%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

International equities, as represented by the Index, posted an impressive gain of 22.78% (in U.S. dollar terms) for the 12-month period ended December 31, 2013 as the world’s largest central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment.

International equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crises with a last-minute tax deal. The rally softened in February, however, as global economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

As the year progressed, the direction of equity markets became increasingly dominated by speculation around the future of monetary policy in response to signals from central banks, particularly the U.S. Federal Reserve (the “Fed”). Sluggish global growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that major central banks would maintain their accommodative stance. Additionally, the modest pace of economic growth boded well for corporate profit margins as the global recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

After peaking in late May, equity markets around the world recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program. Also concerning was the escalation of the

7

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2013 (Unaudited)

revolution in Egypt and the civil war in Syria, events that fueled higher oil prices, an additional headwind for global growth.

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchase program. On the geopolitical front, the turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. The equity market advance was interrupted again in late September when the U.S. teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

As economic indicators improved later in the fall, investors around the world grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Equity markets in all of the developed countries represented in the Index moved higher for the year 2013 (in U.S. dollar terms). Markets in Finland (up 46.04%) and Ireland (up 41.15%) posted the largest gains in the Index, followed by Germany (up 31.37%), which has substantial representation in the Index composition. Japanese equities (up 27.16%) climbed higher as a weakening yen benefited the nation’s exporters, which comprise a large portion of the Japanese stock market. (In local currency terms, Japanese stocks soared 54.58%.) Japanese equities are among the heavier country weightings in the Index, as are Swiss (up 26.61%), French (up 26.33%) and U.K. equities (up 20.67%).

From a sector perspective, the consumer-driven areas of the Index were strong performers in 2013. Telecommunication Services generated stellar returns (up 46.21%), as did Consumer Discretionary stocks (up 35.06%), Health Care (up 28.15%), Information Technology (up 26.73%), Industrials (up 24.63%) and Financials (up 24.48%), which is the most heavily weighted sector in the Index. Large gains also came from Consumer Staples (up 16.90%), Utilities (up 13.84%) and Energy Companies (up 11.85%). The more growth-sensitive Materials sector generated a modest return (up 2.76%) in the tepid economic environment.

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

8

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2013 (Unaudited)

Top Ten Holdings (% Net Assets)*
Nestle S.A.	1.8
Roche Holding Ltd.	1.5
HSBC Holdings PLC	1.5
Novartis AG	1.4
Vodafone Group plc	1.4
Toyota Motor Corp.	1.2
BP plc	1.1
Total S.A.	1.0
Royal Dutch Shell PLC	1.0
GlaxoSmithKline plc	1.0

Total Fund Holdings	943

*	Percent of net assets of Master International Index Series

Sector Allocation (% Equities)
Financials	25.0
Industrials	12.7
Consumer Discretionary	11.7
Consumer Staples	10.7
Health Care	9.8
Materials	7.8
Energy	6.7
Telecommunications	5.6
Information Technology	4.4
Utilities	3.4
Other	2.2

*	Percent of equity portion of Master International Index Series

Country Allocation (% of Equities)*
United Kingdom	22.2
Japan	20.9
France	10.1
Germany	9.5
Switzerland	8.7
Australia	7.6
Spain	3.4
Sweden	3.2
Hong Kong	2.8
Netherlands	2.7
Italy	2.2
Singapore	1.4
Belgium	1.2
Denmark	1.1
Finland	0.9
Norway	0.8
Israel	0.4
Austria	0.3
Ireland	0.3
Portugal	0.2
New Zealand	0.1

*	Percent of equity portion of Master International Index Series

9

American Beacon FundsSM

Fund Expenses

December 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,161.80	$1,199.10	$1,215.50	Ending Account Value 12/31/13	$1,159.40
Expenses Paid During Period* 7/1/13 - 12/31/13	$0.74	$0.88	$1.54	Expenses Paid During Period* 7/1/13 - 12/31/13	$3.26
Annualized Expense Ratio	0.14%	0.16%	0.28%	Annualized Expense Ratio	0.60%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,024.53	$1,024.41	$1,023.81	Ending Account Value 12/31/13	$1,022.18
Expenses Paid During Period* 7/1/13 - 12/31/13	$0.69	$0.81	$1.41	Expenses Paid During Period* 7/1/13 - 12/31/13	$3.05
Annualized Expense Ratio	0.14%	0.16%	0.28%	Annualized Expense Ratio	0.60%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund:

We have audited the accompanying statements of assets and liabilities of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2014

11

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2013 (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$991,613	$279,996	$628,255
Receivable for fund shares sold	1,309	5,598	1,677
Prepaid expenses	12	7	20

Total assets	992,934	285,601	629,952

Liabilities:
Payable for fund shares redeemed	22,584	—	33
Administrative service and service fees payable	49	10	25
Printing fees payable	29	15	17
Professional fees payable	17	7	9
Sub-administration fees payable	—	6	122
Transfer agent fees payable	14	4	7
Trustee fees payable	—	—	1
Other liabilities	2	4	1

Total liabilities	22,695	46	215

Net Assets	$970,239	$285,555	$629,737

Analysis of Net Assets:
Paid-in-capital	697,218	231,387	589,163
Undistributed net investment income (distribution in excess)	551	(60)	(1,307)
Accumulated net realized loss	(52,118)	(3,527)	(84,731)
Unrealized net appreciation of investments	324,846	57,755	126,181
Unrealized net appreciation or (depreciation) of foreign currency contracts	(258)	—	114
Unrealized net appreciation of futures contracts	—	—	317

Net assets	$970,239	$285,555	$629,737

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	37,524,498	15,378,226	55,099,546

Investor Class	1,137,195	—	—

Net assets (not in thousands):
Institutional Class	$941,929,616	$285,555,298	$629,737,068

Investor Class	$28,309,031	$—	$—

Net asset value, offering and redemption price per share:
Institutional Class	$25.10	$18 .57	$11 .43

Investor Class	$24.89	$—	$—

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

12

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2013 (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$17,199	$3,001	$16,698
Interest income	18	5	1
Securities lending income	—	345	7
Portfolio expenses (net of fees waived) B	(371)	(138)	(403)
Other income	—	—	204

Net investment income allocated from Portfolio	16,846	3,213	16,507

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	399	111	276
Investor Class	60	—	—
Sub-administrative service fees: (note 2)
Institutional Class	—	20	446
Transfer agent fees:
Institutional Class	34	11	43
Investor Class	5	—	—
Custody and accounting fees	12	12	12
Professional fees	56	18	39
Registration fees	41	5	19
Service fees - Investor Class (Note 2)	60	—	—
Printing expense	102	40	88
Trustee fees	52	14	35
Insurance expense	12	2	10
Other expenses	28	11	46

Total fund expenses	861	244	1,014

Net investment income	15,985	2,969	15,493

Realized and unrealized gain (loss) allocated from master portfolio
Net realized gain (loss) from:
Investments	4,892	9,259	(6,354)
Foreign currency transactions	—	—	(533)
Futures contracts	4,257	2,407	1,326
Change in net unrealized appreciation or (depreciation) of:
Investments	201,514	56,278	96,100
Foreign currency transactions	—	—	69
Futures contracts	534	291	293

Net gain on investments	211,197	68,235	90,901

Net increase in net assets resulting from operations	$227,182	$71,204	$106,394

A Foreign taxes	$36	$3	$1,484
B Fees waived by Master Portfolio	$—	$6	$1

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

13

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$15,985	$11,930	$2,969	$2,460	$15,493	$11,859
Net realized gain (loss) from investments, foreign currency contracts, and futures contracts	9,149	15,814	11,666	488	(5,561)	(30,284)
Change in net unrealized appreciation or (depreciation) of investments, foreign currency contracts and futures contracts	202,048	44,226	56,569	5,766	96,462	83,038

Net increase in net assets resulting from operations	227,182	71,970	71,204	8,714	106,394	64,613

Distributions to Shareholders:
Net investment income:
Institutional Class	(15,320)	(11,794)	(3,043)	(3,779)	(16,049)	(11,845)
Investor Class	(353)	(187)	—	—	—	—
Net realized gain:
Institutional Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—

Net distributions to shareholders	(15,673)	(11,981)	(3,043)	(3,779)	(16,049)	(11,845)

Net increase in net assets from capital share transactions (Note 5)	91,099	169,151	30,734	138,568	58,492	106,540

Net increase in net assets	302,608	229,140	98,895	143,503	148,837	159,308

Net Assets:
Beginning of period	667,631	438,491	186,660	43,157	480,900	321,592

End of Period *	$970,239	$667,631	$285,555	$186,660	$629,737	$480,900

*Includes undistributed net investment income (loss) of	$551	$272	$(60)	$(10)	$(1,307)	$(236)

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

14

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund (closed to new investors), and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at December 31, 2013
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	36.24%
Small Cap Index Fund	Master Small Cap Index Series	33.23%
International Equity Index Fund	Master International Index Series	62.19%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The Small Cap Index and the International Equity Index Funds offer one class to investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, and service fees, and vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods

15

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

within those annual periods. The Funds adopted ASU 2011-11 and 2013-01 effective January 1, 2013. The adoption did not have any impact on the Fund’s financial statements as the accounting standard affects only the disclosure requirements for offsetting financial instruments.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

16

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. Net asset value (“NAV”) per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

17

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

The tax character of distributions paid were as follows (in thousands):

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income
Institutional Class	$15,320	$11,794	$3,043	$3,779	$16,049	$11,845
Investor Class	353	187	—	—	—	—
Return of Capital
Institutional Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—

Total paid distributions	$15,673	$11,981	$3,043	$3,779	$16,049	$11,845

As of December 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Cost basis of investments for federal income tax purposes	$683,497	$224,367	$511,707
Unrealized appreciation	328,365	61,175	127,392
Unrealized depreciation	(20,249)	(5,546)	(10,844)

Net unrealized appreciation or (depreciation)	308,116	55,629	116,548

Undistributed ordinary income	218	32	693
Accumulated long-term gain or (loss)	(35,202)	(1,493)	(76,084)
Other temporary differences	(111)	—	(583)

Distributable earnings or (deficits)	$273,021	$54,168	$40,574

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains (losses) on investments in passive foreign investment companies.

Due to the inherent differences in the recognition of income, expenses and realized gains (losses) under the U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, sales of investments in passive foreign investment companies, partnership transactions, and return of capital distributions that have been reclassified as of December 31, 2013 (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Paid-in-capital	$3,853	$1,599	$101
Undistributed net investment income	(33)	24	(515)
Accumulated net realized gain(loss)	(3,820)	(1,623)	414
Unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency contracts	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred

18

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Losses incurred for the year ended December 31, 2013 that will be carried forward under the provisions of RIC MOD are as follows:

Loss Carryforward Character
Fund	Short term	Long term	Total
S&P 500 Index Fund	$—	$—	$—
Small Cap Index Fund	—	—	—
International Equity Index Fund	1,357	45,539	46,896

Capital losses prior to the provisions of RIC MOD which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, which ever occurs first (in thousands) are as follows:

Fund	2016	2017	2018	Total
S&P 500 Index Fund	$1,749	28,055	$4,955	$34,759
Small Cap Index Fund	—	—	1,060	1,060
International Equity Index Fund	9,746	13,890	5,259	28,895

The S&P 500 Index and Small Cap Index Funds utilized $1,545 and $1,560, respectively, of net capital loss carryforwards for the year ended December 31, 2013 (in thousands).

Net capital and late year losses incurred after October 31, 2013 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2013, the S&P 500 Index Fund deferred $111 of long-term capital loss and the International Equity Index Fund deferred $433 of late year losses and $583 of short-term capital losses to January 1, 2014 (in thousands).

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year ended December 31, 2013

	Institutional Class		Investor Class		Total
S&P 500 Index Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,589	$168,981	639	$14,015	8,228	$182,996
Reinvestment of dividends	668	15,185	15	338	683	15,523
Shares redeemed	(4,301)	(97,139)	(464)	(10,281)	(4,765)	(107,420)

Net increase in shares outstanding	3,956	$87,027	190	$4,072	4,146	$91,099

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	6,352	$103,919
Reinvestment of dividends	166	3,043
Shares redeemed	(4,942)	(76,228)

Net increase in shares outstanding	1,576	$30,734

19

American Beacon FundsSM

Notes to Financial Statements

December 31, 2013

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	17,486	$182,715
Reinvestment of dividends	1,413	15,707
Shares redeemed	(13,620)	(139,930)

Net increase in shares outstanding	5,279	$58,492

For the Year ended December 31, 2012

	Institutional Class		Investor Class		Total
S&P 500 Index Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,072	$247,772	404	$7,440	13,476	$255,212
Reinvestment of dividends	606	11,707	10	180	616	11,887
Shares redeemed	(4,882)	(90,024)	(428)	(7,924)	(5,310)	(97,948)

Net increase (decrease) in shares outstanding	8,796	$169,455	(14)	$(304)	8,782	$169,151

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	22,782	$302,080
Reinvestment of dividends	278	3,779
Shares redeemed	(12,896)	(167,291)

Net increase in shares outstanding	10,164	$138,568

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	19,602	$180,675
Reinvestment of dividends	1,206	11,691
Shares redeemed	(9,455)	(85,826)

Net increase in shares outstanding	11,353	$106,540

20

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21

American Beacon S&P 500 Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$19.35	$17.05	$17.07		$15.15	$12.21

Income from investment operations:
Net investment income:A	0.43	0.39	0.34		0.29	0.30
Net gain from investments (both realized and unrealized)	5.74	2.31	(0.02)		1.95	2.91

Total income from investment operations	6.17	2.70	0.32		2.24	3.21

Less distributions:
Dividends from net investment income	(0.42)	(0.40)	(0.34)		(0.32)	(0.27)
Tax return of capital	—	—	(0.00	)B	—	—

Total distributions	(0.42)	(0.40)	(0.34)		(0.32)	(0.27)

Net asset value, end of period	$25.10	$19.35	$17.05		$17.07	$15.15

Total return C	32.15%	15.87%	1.92%		14.96%	26.70%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$941,930	$649,457	$422,337		$381,592	$316,975

Ratios to average net assets (annualized):A
Net investment income	1.95%	2.19%	1.95%		1.90%	2.39%
Expenses, including expenses allocated from the master portfolio	0.14%	0.15%	0.16%		0.13%	0.15%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

22

American Beacon S&P 500 Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class
Year Ended December 31,
2013	2012	2011		2010	2009
$19.19	$16.82	$16.88		$15.00	$12.06

0.37	0.31	0.22		0.15	0.33
5.65	2.25	0.02		1.99	2.80

6.02	2.56	0.24		2.14	3.13

(0.32)	(0.19)	(0.30)		(0.26)	(0.19)
—	—	(0.00	)B	—	—

(0.32)	(0.19)	(0.30)		(0.26)	(0.19)

$24.89	$19.19	$16.82		$16.88	$15.00

31.56%	15.25%	1.44%		14.43%	26.26%

$28,309	$18,174	$16,154		$17,707	$22,261

1.48%	1.67%	1.44%		1.42%	2.01%

0.60%	0.63%	0.64%		0.60%	0.60%

23

American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of period	$13.52	$11.86		$12.64		$10.06		$8.00

Income from investment operations:
Net investment incomeA	0.22	0.21		0.19		0.13		0.10
Net gain (loss) on investments and futures transactions (both realized and unrealized)	5.05	1.73		(0.76)		2.59		2.08

Total income (loss) from investment operations	5.27	1.94		(0.57)		2.72		2.18

Less distributions:
Dividends from net investment income	(0.22)	(0.18)		(0.21)		(0.13)		(0.11)
Tax return of capital	—	(0.10	)B	(0.00	BD)	(0.01	)B	(0.01	)B

Total distributions	(0.22)	(0.28)		(0.21)		(0.14)		(0.12)

Net asset value, end of period	$18.57	$13.52		$11.86		$12.64		$10.06

Total return C	38.98%	16.36%		(4.54)%		27.05%		27.21%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$285,555	$186,660		$43,157		$93,138		$39,958

Ratios to average net assets (annualized):A
Net investment income	1.34%	2.23%		1.04%		1.21%		1.18%
Expenses, including expenses allocated from the master portfolio	0.17%	0.21%		0.26%		0.18%		0.23%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

D	Amount is less than $0.01 per share.

24

American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.65	$8.36	$9.87	$9.38	$7.46

Income from investment operations:
Net investment incomeA	0.29	0.25	0.29	0.22	0.21
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	1.79	1.29	(1.51)	0.49	1.93

Total income (loss) from investment operations	2.08	1.54	(1.22)	0.71	2.14

Less distributions:
Dividends from net investment income	(0.30)	(0.25)	(0.29)	(0.22)	(0.22)
Tax return of capital	—	—	—	—	—

Total distributions	(0.30)	(0.25)	(0.29)	(0.22)	(0.22)

Net asset value, end of period	$11.43	$9.65	$8.36	$9.87	$9.38

Total return B	21.66%	18.42%	(12.29)%	7.57%	28.72%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$629,737	$480,900	$321,592	$326,055	$280,110

Ratios to average net assets (annualized):A
Net investment income	2.80%	3.28%	3.26%	2.66%	2.66%
Expenses, including expenses allocated from the master portfolio	0.26%	0.19%	0.24%	0.21%	0.23%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

25

American Beacon FundsSM

Privacy Policy and Federal Tax Information

December 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders upon the distribution of the Funds’ income for the taxable year ended December 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Corporate Dividends Received Deduction	94.10%	80.70%	0.00%
Qualified Dividend Income	100.00%	68.10%	100.00%

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

26

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management
(1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

27

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (509)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA ****(73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).
OFFICERS
Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

28

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.
****	Mr. Zucconi retired as a Trustee of the Trust and the American Beacon Funds as of December 31, 2013.

29

State Street Equity 500 Index Portfolio

Annual Report

December 31, 2013

30

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2013

	Shares	Market Value
COMMON STOCKS – 98.2%
Consumer Discretionary – 13.0%
Amazon.com, Inc.(a)	60,492	$24,123,605
AutoNation, Inc.(a)	10,363	514,937
AutoZone, Inc.(a)	5,764	2,754,846
Bed Bath & Beyond, Inc.(a)	36,545	2,934,564
Best Buy Co., Inc.	42,119	1,679,706
BorgWarner, Inc.	37,000	2,068,670
Cablevision Systems Corp.	35,600	638,308
CarMax, Inc.(a)	37,200	1,749,144
Carnival Corp.	70,650	2,838,011
CBS Corp. Class B	91,203	5,813,279
Chipotle Mexican Grill, Inc.(a)	5,100	2,717,178
Coach, Inc.	44,828	2,516,196
Comcast Corp. Class A	427,348	22,207,139
D.R. Horton, Inc.(a)	46,076	1,028,416
Darden Restaurants, Inc.	20,588	1,119,370
Delphi Automotive PLC	45,500	2,735,915
DIRECTV(a)	82,277	5,684,518
Discovery Communications, Inc. Class A(a)	37,200	3,363,624
Dollar General Corp.(a)	48,200	2,907,424
Dollar Tree, Inc.(a)	36,600	2,064,972
eBay, Inc.(a)	191,503	10,511,600
Expedia, Inc.	17,357	1,209,089
Family Dollar Stores, Inc.	15,558	1,010,803
Ford Motor Co.	644,398	9,943,061
Fossil Group, Inc.(a)	8,800	1,055,472
GameStop Corp. Class A	19,500	960,570
Gannett Co., Inc.	39,574	1,170,599
Gap, Inc.	48,098	1,879,670
Garmin Ltd.	22,600	1,044,572
General Motors Co.(a)	182,300	7,450,601
Genuine Parts Co.	25,209	2,097,137
Goodyear Tire & Rubber Co.	39,357	938,664
Graham Holdings Co. Class B(a)	660	437,791
H&R Block, Inc.	43,615	1,266,580
Harley-Davidson, Inc.	35,801	2,478,861
Harman International Industries, Inc.	12,021	983,919
Hasbro, Inc.	17,825	980,553
Home Depot, Inc.	227,812	18,758,040
Host Hotels & Resorts, Inc.	118,721	2,307,936
International Game Technology	39,819	723,113
Interpublic Group of Cos., Inc.	71,894	1,272,524
Johnson Controls, Inc.	114,586	5,878,262
Kohl’s Corp.	34,533	1,959,748
L Brands, Inc.	39,567	2,447,219
Lennar Corp. Class A	25,931	1,025,830
Lowe’s Cos., Inc.	171,762	8,510,807
Macy’s, Inc.	61,423	3,279,988
Marriott International, Inc. Class A	39,050	1,927,508
Mattel, Inc.	55,276	2,630,032
McDonald’s Corp.	163,625	15,876,534
McGraw-Hill Cos., Inc.	45,766	3,578,901
Michael Kors Holdings, Ltd.(a)	29,100	2,362,629
Mohawk Industries, Inc.(a)	9,900	1,474,110
NetFlix, Inc.(a)	9,500	3,497,615
Newell Rubbermaid, Inc.	47,893	1,552,212
News Corp. Class A(a)	80,202	1,445,240
NIKE, Inc. Class B	121,604	9,562,939
Nordstrom, Inc.	23,633	1,460,519

	Shares	Market Value
O’Reilly Automotive, Inc.(a)	17,700	$2,278,167
Omnicom Group, Inc.	41,741	3,104,278
PetSmart, Inc.	17,300	1,258,575
Priceline.com, Inc.(a)	8,390	9,752,536
PulteGroup, Inc.	54,705	1,114,341
PVH Corp.	13,000	1,768,260
Ralph Lauren Corp.	9,515	1,680,064
Ross Stores, Inc.	35,900	2,689,987
Scripps Networks Interactive, Inc. Class A	17,635	1,523,840
Snap-on, Inc.	9,212	1,008,898
Stanley Black & Decker, Inc.	25,707	2,074,298
Staples, Inc.	110,033	1,748,424
Starbucks Corp.	123,161	9,654,591
Starwood Hotels & Resorts Worldwide, Inc.	31,247	2,482,574
Target Corp.	102,816	6,505,168
Tiffany & Co.	19,880	1,844,466
Time Warner Cable, Inc.	46,071	6,242,621
Time Warner, Inc.	150,191	10,471,317
TJX Cos., Inc.	118,912	7,578,262
TripAdvisor, Inc.(a)	18,157	1,503,944
Twenty-First Century Fox, Inc.	315,909	11,113,679
Urban Outfitters, Inc.(a)	18,300	678,930
V.F. Corp.	57,572	3,589,038
Viacom, Inc. Class B	64,522	5,635,351
Walt Disney Co.	264,445	20,203,598
Whirlpool Corp.	12,661	1,986,004
Wyndham Worldwide Corp.	22,699	1,672,689
Wynn Resorts, Ltd.	12,700	2,466,467
Yum! Brands, Inc.	72,292	5,465,998

		357,507,435

Consumer Staples – 9.5%
Altria Group, Inc.	328,999	12,630,272
Archer-Daniels-Midland Co.	107,024	4,644,842
Avon Products, Inc.	67,660	1,165,105
Beam, Inc.	26,245	1,786,235
Brown-Forman Corp. Class B	26,182	1,978,574
Campbell Soup Co.	28,865	1,249,277
Clorox Co.	20,543	1,905,569
Coca-Cola Co.	622,322	25,708,122
Coca-Cola Enterprises, Inc.	40,801	1,800,548
Colgate-Palmolive Co.	144,602	9,429,496
ConAgra Foods, Inc.	68,575	2,310,978
Constellation Brands, Inc. Class A(a)	26,926	1,895,052
Costco Wholesale Corp.	71,989	8,567,411
CVS Caremark Corp.	192,032	13,743,730
Dr Pepper Snapple Group, Inc.	32,700	1,593,144
Estee Lauder Cos., Inc. Class A	41,204	3,103,485
General Mills, Inc.	103,664	5,173,870
Hormel Foods Corp.	21,200	957,604
Kellogg Co.	41,835	2,554,863
Kimberly-Clark Corp.	61,800	6,455,628
Kraft Foods Group, Inc.	96,669	5,212,393
Kroger Co.	84,176	3,327,477
Lorillard, Inc.	61,383	3,110,890
McCormick & Co., Inc.	20,753	1,430,297
Molson Coors Brewing Co. Class B	25,162	1,412,846
Mondelez International, Inc. Class A	281,909	9,951,388
Monster Beverage Corp.(a)	24,300	1,646,811

See Notes to Financial Statements.

31

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2013

	Shares	Market Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
PepsiCo, Inc.	251,954	$20,897,065
Philip Morris International, Inc.	259,499	22,610,148
Procter & Gamble Co.	441,319	35,927,780
Reynolds American, Inc.	52,074	2,603,179
Safeway, Inc.	37,164	1,210,431
Sysco Corp.	95,709	3,455,095
The Hershey Co.	24,282	2,360,939
The J.M. Smucker Co.	17,160	1,778,119
Tyson Foods, Inc. Class A	44,235	1,480,103
Wal-Mart Stores, Inc.	264,702	20,829,400
Walgreen Co.	141,018	8,100,074
Whole Foods Market, Inc.	60,066	3,473,617

		259,471,857

Energy – 10.1%
Anadarko Petroleum Corp.	81,626	6,474,574
Apache Corp.	65,125	5,596,843
Baker Hughes, Inc.	71,973	3,977,228
Cabot Oil & Gas Corp.	67,500	2,616,300
Cameron International Corp.(a)	39,700	2,363,341
Chesapeake Energy Corp.	83,182	2,257,560
Chevron Corp.(b)	314,746	39,314,923
ConocoPhillips	198,530	14,026,145
Consol Energy, Inc.	37,173	1,414,061
Denbury Resources, Inc.(a)	61,500	1,010,445
Devon Energy Corp.	63,951	3,956,648
Diamond Offshore Drilling, Inc.	11,500	654,580
Ensco PLC Class A	38,000	2,172,840
EOG Resources, Inc.	44,917	7,538,869
EQT Corp.	24,100	2,163,698
ExxonMobil Corp.(b)	710,447	71,897,236
FMC Technologies, Inc.(a)	38,600	2,015,306
Halliburton Co.	138,434	7,025,526
Helmerich & Payne, Inc.	17,300	1,454,584
Hess Corp.	47,801	3,967,483
Kinder Morgan, Inc.	108,526	3,906,936
Marathon Oil Corp.	118,777	4,192,828
Marathon Petroleum Corp.	47,488	4,356,074
Murphy Oil Corp.	28,841	1,871,204
Nabors Industries, Ltd.	48,204	818,986
National Oilwell Varco, Inc.	70,757	5,627,304
Newfield Exploration Co.(a)	20,600	507,378
Noble Corp. PLC	39,400	1,476,318
Noble Energy, Inc.	57,920	3,944,931
Occidental Petroleum Corp.	132,944	12,642,974
Peabody Energy Corp.	44,124	861,742
Phillips 66	99,165	7,648,596
Pioneer Natural Resources Co.	22,300	4,104,761
QEP Resources, Inc.	27,068	829,634
Range Resources Corp.	26,600	2,242,646
Rowan Cos. PLC Class A(a)	19,620	693,763
Schlumberger, Ltd.	213,058	19,198,656
Southwestern Energy Co.(a)	56,300	2,214,279
Spectra Energy Corp.	107,798	3,839,765
Tesoro Corp.	23,165	1,355,153
Transocean, Ltd.	55,100	2,723,042
Valero Energy Corp.	87,909	4,430,614
Williams Cos., Inc.	110,968	4,280,036
WPX Energy, Inc.(a)	30,856	628,845

		276,294,655

	Shares	Market Value
Financials – 16.9%
ACE, Ltd.	56,500	$5,849,445
AFLAC, Inc.	75,490	5,042,732
Allstate Corp.	76,406	4,167,183
American Express Co.	150,664	13,669,745
American International Group, Inc.	243,533	12,432,360
American Tower Corp. REIT	64,100	5,116,462
Ameriprise Financial, Inc.	32,307	3,716,920
Aon PLC	49,547	4,156,498
Apartment Investment & Management Co. Class A	22,952	594,686
Assurant, Inc.	14,131	937,874
AvalonBay Communities, Inc.	19,298	2,281,603
Bank of America Corp.	1,729,471	26,927,863
BB&T Corp.	114,470	4,272,020
Berkshire Hathaway, Inc. Class B(a)	292,203	34,643,588
BlackRock, Inc.	20,434	6,466,748
Boston Properties, Inc.	24,767	2,485,864
Capital One Financial Corp.	96,463	7,390,030
CBRE Group, Inc.(a)	49,575	1,303,823
Charles Schwab Corp.	186,393	4,846,218
Chubb Corp.	41,475	4,007,729
Cincinnati Financial Corp.	23,114	1,210,480
Citigroup, Inc.	491,620	25,618,318
CME Group, Inc.	50,655	3,974,391
Comerica, Inc.	29,944	1,423,538
DDR Corp. REIT	1,532	23,547
Discover Financial Services	79,005	4,420,330
E*Trade Financial Corp.(a)	44,931	882,445
Equity Residential	54,057	2,803,937
Fifth Third Bancorp	141,716	2,980,288
Franklin Resources, Inc.	68,940	3,979,906
General Growth Properties, Inc. REIT	90,400	1,814,328
Genworth Financial, Inc. Class A(a)	82,251	1,277,358
Goldman Sachs Group, Inc.	67,934	12,041,981
Hartford Financial Services Group, Inc.	74,097	2,684,534
HCP, Inc.	73,400	2,665,888
Health Care REIT, Inc.	46,100	2,469,577
Hudson City Bancorp, Inc.	76,692	723,206
Huntington Bancshares, Inc.	141,956	1,369,875
IntercontinentalExchange Group, Inc.	18,862	4,242,441
Invesco Ltd.	72,200	2,628,080
J.P. Morgan Chase & Co.	610,215	35,685,373
KeyCorp	148,675	1,995,219
Kimco Realty Corp.	66,569	1,314,738
Legg Mason, Inc.	18,042	784,466
Leucadia National Corp.	55,236	1,565,388
Lincoln National Corp.	42,992	2,219,247
Loews Corp.	49,231	2,374,903
M&T Bank Corp.	20,937	2,437,486
Marsh & McLennan Cos., Inc.	88,553	4,282,423
Mastercard, Inc. Class A	16,900	14,119,274
MetLife, Inc.	183,696	9,904,888
Moody’s Corp.	31,466	2,469,137
Morgan Stanley	224,130	7,028,717
NASDAQ OMX Group, Inc.	18,400	732,320
Northern Trust Corp.	36,406	2,253,167
Paychex, Inc.	52,838	2,405,714

See Notes to Financial Statements.

32

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2013

	Shares	Market Value
COMMON STOCKS – (continued)
Financials – (continued)
People’s United Financial, Inc.	57,000	$861,840
PNC Financial Services Group, Inc.	85,717	6,649,925
Principal Financial Group, Inc.	43,391	2,139,610
Progressive Corp.	88,101	2,402,514
ProLogis, Inc.	81,099	2,996,608
Prudential Financial, Inc.	75,539	6,966,207
Public Storage, Inc.	23,087	3,475,055
Regions Financial Corp.	226,389	2,238,987
Simon Property Group, Inc.	50,815	7,732,010
SLM Corp.	69,254	1,819,995
State Street Corp.(c)	72,725	5,337,288
SunTrust Banks, Inc.	86,518	3,184,728
T. Rowe Price Group, Inc.	42,275	3,541,377
The Bank of New York Mellon Corp.	187,085	6,536,750
The Macerich Co. REIT	21,800	1,283,802
Torchmark Corp.	14,931	1,166,858
Total System Services, Inc.	26,575	884,416
Travelers Cos., Inc.	60,504	5,478,032
U.S. Bancorp	299,052	12,081,701
Unum Group	40,929	1,435,789
Ventas, Inc.	46,600	2,669,248
Visa, Inc. Class A	82,400	18,348,832
Vornado Realty Trust	28,014	2,487,363
Wells Fargo & Co.	778,149	35,327,965
Western Union Co.	86,585	1,493,591
XL Group PLC	44,968	1,431,781
Zions Bancorp.	30,453	912,372

		462,000,943

Health Care – 12.4%
Abbott Laboratories	252,406	9,674,722
AbbVie, Inc.	257,506	13,598,892
Actavis PLC(a)	27,946	4,694,928
Aetna, Inc.	60,559	4,153,742
Alexion Pharmaceuticals, Inc.(a)	32,400	4,311,144
Allergan, Inc.	49,192	5,464,247
AmerisourceBergen Corp.	36,686	2,579,393
Amgen, Inc.	122,345	13,966,905
Baxter International, Inc.	88,461	6,152,463
Becton Dickinson and Co.	31,397	3,469,054
Biogen Idec, Inc.(a)	39,131	10,946,897
Boston Scientific Corp.(a)	219,034	2,632,789
Bristol-Myers Squibb Co.	267,316	14,207,845
C.R. Bard, Inc.	12,897	1,727,424
Cardinal Health, Inc.	53,957	3,604,867
CareFusion Corp.(a)	33,878	1,349,022
Celgene Corp.(a)	66,818	11,289,569
Cerner Corp.(a)	50,100	2,792,574
CIGNA Corp.	45,996	4,023,730
Covidien PLC	77,100	5,250,510
DaVita, Inc.(a)	30,700	1,945,459
Dentsply International, Inc.	23,300	1,129,584
Edwards Lifesciences Corp.(a)	19,000	1,249,440
Eli Lilly & Co.	160,675	8,194,425
Express Scripts Holding Co.(a)	133,214	9,356,951
Forest Laboratories, Inc.(a)	37,402	2,245,242
Gilead Sciences, Inc.(a)	250,498	18,824,925
Hospira, Inc.(a)	25,303	1,044,508

	Shares	Market Value
Humana, Inc.	25,207	$2,601,867
Intuitive Surgical, Inc.(a)	6,300	2,419,704
Johnson & Johnson	461,549	42,273,273
Laboratory Corp. of America Holdings(a)	15,422	1,409,108
Life Technologies Corp.(a)	27,887	2,113,835
McKesson Corp.	37,255	6,012,957
Mead Johnson Nutrition Co.	32,618	2,732,084
Medtronic, Inc.	163,778	9,399,219
Merck & Co., Inc.	477,870	23,917,393
Mylan, Inc.(a)	63,209	2,743,271
Patterson Cos., Inc.	12,894	531,233
Perrigo Co. PLC	20,800	3,191,968
Pfizer, Inc.	1,051,681	32,212,989
Quest Diagnostics, Inc.	25,600	1,370,624
Regeneron Pharmaceuticals, Inc.(a)	12,600	3,468,024
St. Jude Medical, Inc.	46,626	2,888,481
Stryker Corp.	49,689	3,733,631
Tenet Healthcare Corp.(a)	15,542	654,629
UnitedHealth Group, Inc.	165,096	12,431,729
Varian Medical Systems, Inc.(a)	18,060	1,403,081
Vertex Pharmaceuticals, Inc.(a)	37,500	2,786,250
WellPoint, Inc.	50,338	4,650,728
Zimmer Holdings, Inc.	26,952	2,511,657
Zoetis, Inc.	79,448	2,597,155

		339,936,141

Industrials – 11.0%
3M Co.	105,472	14,792,448
ADT Corp.	36,250	1,467,037
Allegion PLC(a)	14,833	655,470
AMETEK, Inc.	39,400	2,075,198
Amphenol Corp. Class A	26,100	2,327,598
Avery Dennison Corp.	15,388	772,324
Boeing Co.	112,688	15,380,785
Caterpillar, Inc.	105,379	9,569,467
CH Robinson Worldwide, Inc.	25,861	1,508,731
Cintas Corp.	17,588	1,048,069
CSX Corp.	171,214	4,925,827
Cummins, Inc.	28,358	3,997,627
Danaher Corp.	99,472	7,679,238
Deere & Co.	62,337	5,693,238
Delta Air Lines, Inc.	139,300	3,826,571
Dover Corp.	27,895	2,692,983
Eaton Corp. PLC	78,824	6,000,083
Emerson Electric Co.	112,748	7,912,655
Equifax, Inc.	19,983	1,380,625
Expeditors International of Washington, Inc.	34,020	1,505,385
Fastenal Co.	44,300	2,104,693
FedEx Corp.	47,900	6,886,583
First Solar, Inc.(a)	10,570	577,545
Flir Systems, Inc.	23,500	707,350
Flowserve Corp.	21,900	1,726,377
Fluor Corp.	26,060	2,092,357
Fortune Brands Home & Security, Inc.	1,145	52,326
General Dynamics Corp.	54,061	5,165,529
General Electric Co.	1,643,633	46,071,033
Honeywell International, Inc.	128,881	11,775,857
Illinois Tool Works, Inc.	66,271	5,572,066

See Notes to Financial Statements.

33

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2013

	Shares	Market Value
COMMON STOCKS –(continued)
Industrials – (continued)
Ingersoll-Rand PLC	44,500	$2,741,200
Iron Mountain, Inc.	26,910	816,718
Jacobs Engineering Group, Inc.(a)	20,400	1,284,996
Joy Global, Inc.	17,200	1,006,028
Kansas City Southern	17,500	2,167,025
L-3 Communications Holdings, Inc.	14,403	1,539,105
Leggett & Platt, Inc.	24,198	748,686
Lockheed Martin Corp.	43,552	6,474,440
Masco Corp.	57,123	1,300,691
Nielsen Holdings NV	41,200	1,890,668
Norfolk Southern Corp.	50,055	4,646,606
Northrop Grumman Corp.	35,011	4,012,611
PACCAR, Inc.	56,774	3,359,318
Pall Corp.	18,609	1,588,278
Parker Hannifin Corp.	23,903	3,074,882
Pentair, Ltd.	33,495	2,601,557
Pitney Bowes, Inc.	29,727	692,639
Precision Castparts Corp.	24,007	6,465,085
Quanta Services, Inc.(a)	35,000	1,104,600
Raytheon Co.	52,382	4,751,047
Republic Services, Inc.	47,503	1,577,100
Robert Half International, Inc.	23,540	988,445
Rockwell Automation, Inc.	22,505	2,659,191
Rockwell Collins, Inc.	22,531	1,665,492
Roper Industries, Inc.	16,100	2,232,748
Ryder System, Inc.	7,921	584,411
Southwest Airlines Co.	114,186	2,151,264
Stericycle, Inc.(a)	14,100	1,637,997
Textron, Inc.	44,839	1,648,282
Thermo Fisher Scientific, Inc.	59,624	6,639,132
Tyco International Ltd.	74,300	3,049,272
Union Pacific Corp.	75,368	12,661,824
United Parcel Service, Inc. Class B	118,146	12,414,782
United Technologies Corp.	137,678	15,667,756
W.W. Grainger, Inc.	10,069	2,571,824
Waste Management, Inc.	73,139	3,281,747
Xylem, Inc.	28,692	992,743

		302,633,265

Information Technology – 16.6%
Accenture PLC Class A	101,900	8,378,218
Adobe Systems, Inc.(a)	75,257	4,506,389
Agilent Technologies, Inc.	54,968	3,143,620
Akamai Technologies, Inc.(a)	28,924	1,364,634
Alliance Data Systems Corp.(a)	7,900	2,077,147
Altera Corp.	50,554	1,644,522
Analog Devices, Inc.	50,069	2,550,014
AOL, Inc.(a)	1	47
Apple, Inc.	146,384	82,137,526
Applied Materials, Inc.	194,207	3,435,522
Autodesk, Inc.(a)	36,476	1,835,837
Automatic Data Processing, Inc.	78,417	6,336,878
Broadcom Corp. Class A	88,659	2,628,739
CA, Inc.	53,099	1,786,781
Cisco Systems, Inc.	875,919	19,664,382
Citrix Systems, Inc.(a)	29,667	1,876,438
Cognizant Technology Solutions Corp. Class A(a)	48,984	4,946,404
Computer Sciences Corp.	23,144	1,293,287

	Shares	Market Value
Corning, Inc.	234,476	$4,178,362
Dun & Bradstreet Corp.	7,100	871,525
Electronic Arts, Inc.(a)	50,400	1,156,176
EMC Corp.	342,684	8,618,503
F5 Networks, Inc.(a)	12,200	1,108,492
Facebook, Inc. Class A(a)	267,300	14,610,618
Fidelity National Information Services, Inc.	46,777	2,510,989
Fiserv, Inc.(a)	42,104	2,486,241
Google, Inc. Class A(a)	45,790	51,317,311
Harris Corp.	18,600	1,298,466
Hewlett-Packard Co.	313,416	8,769,380
Intel Corp.	811,156	21,057,610
International Business Machines Corp.	165,542	31,050,713
Intuit, Inc.	47,863	3,652,904
Jabil Circuit, Inc.	27,551	480,490
Juniper Networks, Inc.(a)	84,393	1,904,750
KLA-Tencor Corp.	27,005	1,740,742
Lam Research Corp.(a)	25,858	1,407,968
Linear Technology Corp.	37,363	1,701,885
LSI Corp.	89,162	982,565
Microchip Technology, Inc.	32,589	1,458,358
Micron Technology, Inc.(a)	174,862	3,804,997
Microsoft Corp.(b)	1,241,335	46,463,169
Motorola Solutions, Inc.	38,152	2,575,260
NetApp, Inc.	57,357	2,359,667
NVIDIA Corp.	99,956	1,601,295
Oracle Corp.	568,162	21,737,878
PerkinElmer, Inc.	19,218	792,358
QUALCOMM, Inc.	273,411	20,300,767
Red Hat, Inc.(a)	29,800	1,669,992
Salesforce.com, Inc.(a)	89,700	4,950,543
SanDisk Corp.	38,367	2,706,408
Seagate Technology PLC	51,800	2,909,088
Symantec Corp.	113,463	2,675,458
TE Connectivity, Ltd.	67,300	3,708,903
Teradata Corp.(a)	25,320	1,151,807
Texas Instruments, Inc.	181,499	7,969,621
VeriSign, Inc.(a)	18,721	1,119,141
Waters Corp.(a)	13,765	1,376,500
Western Digital Corp.	36,200	3,037,180
Xerox Corp.	186,701	2,272,151
Xilinx, Inc.	42,502	1,951,692
Yahoo!, Inc.(a)	154,519	6,248,748

		455,353,056

Materials – 3.6%
Air Products & Chemicals, Inc.	34,009	3,801,526
Airgas, Inc.	11,600	1,297,460
Alcoa, Inc.	169,749	1,804,432
Allegheny Technologies, Inc.	17,228	613,834
Ball Corp.	25,024	1,292,740
Bemis Co., Inc.	17,462	715,243
CF Industries Holdings, Inc.	9,250	2,155,620
Cliffs Natural Resources, Inc.	22,200	581,862
Dow Chemical Co.	197,728	8,779,123
E.I. du Pont de Nemours & Co.	152,112	9,882,717
Eastman Chemical Co.	24,808	2,002,006
Ecolab, Inc.	43,766	4,563,481

See Notes to Financial Statements.

34

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2013

	Shares	Market Value
COMMON STOCKS – (continued)
Materials – (continued)
FMC Corp.	21,400	$1,614,844
Freeport-McMoRan Copper & Gold, Inc. Class B	172,104	6,495,205
International Flavors & Fragrances, Inc.	13,031	1,120,405
International Paper Co.	71,411	3,501,281
LyondellBasell Industries NV	72,200	5,796,216
MeadWestvaco Corp.	28,820	1,064,323
Monsanto Co.	84,555	9,854,885
Mosaic Co.	54,900	2,595,123
Newmont Mining Corp.	78,406	1,805,690
Nucor Corp.	51,654	2,757,290
Owens-Illinois, Inc.(a)	26,300	941,014
Plum Creek Timber Co., Inc.	31,411	1,460,926
PPG Industries, Inc.	23,271	4,413,578
Praxair, Inc.	48,411	6,294,882
Sealed Air Corp.	31,392	1,068,898
Sherwin-Williams Co.	14,196	2,604,966
Sigma-Aldrich Corp.	19,134	1,798,787
United States Steel Corp.	21,478	633,601
Vulcan Materials Co.	21,361	1,269,271
Weyerhaeuser Co.	94,874	2,995,172

		97,576,401

Telecommunication Services – 2.3%
AT&T, Inc.	854,550	30,045,978
CenturyLink, Inc.	99,565	3,171,145
Crown Castle International Corp.(a)	53,500	3,928,505
Frontier Communications Corp.	165,844	771,175
Verizon Communications, Inc.	469,766	23,084,301
Windstream Holdings, Inc.	99,213	791,720

		61,792,824

Utilities – 2.8%
AES Corp.	103,195	1,497,359
AGL Resources, Inc.	18,100	854,863
Ameren Corp.	37,560	1,358,170
American Electric Power Co., Inc.	81,852	3,825,762
CenterPoint Energy, Inc.	69,711	1,615,901
CMS Energy Corp.	42,056	1,125,839
Consolidated Edison, Inc.	47,252	2,612,091
Dominion Resources, Inc.	94,562	6,117,216
DTE Energy Co.	27,484	1,824,663
Duke Energy Corp.	115,383	7,962,581
Edison International	52,219	2,417,740
Entergy Corp.	28,998	1,834,703
Exelon Corp.	144,343	3,953,555
FirstEnergy Corp.	67,022	2,210,386
Integrys Energy Group, Inc.	12,916	702,760
NextEra Energy, Inc.	68,921	5,901,016
NiSource, Inc.	50,582	1,663,136
Northeast Utilities	50,060	2,122,043
NRG Energy, Inc.	51,700	1,484,824
Oneok, Inc.	32,200	2,002,196
Pepco Holdings, Inc.	41,200	788,156
PG&E Corp.	70,826	2,852,871
Pinnacle West Capital Corp.	17,860	945,151
PPL Corp.	100,475	3,023,293

	Shares	Market Value
Public Service Enterprise Group, Inc.	80,924	$2,592,805
SCANA Corp.	22,300	1,046,539
Sempra Energy	36,886	3,310,887
Southern Co.	144,343	5,933,941
TECO Energy, Inc.	34,951	602,555
Wisconsin Energy Corp.	38,100	1,575,054
Xcel Energy, Inc.	79,051	2,208,685

		77,966,741

TOTAL COMMON STOCKS (Cost: $1,261,323,597)		2,690,533,318

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.2%
U.S. Treasury Bill(b)(d)(e) 0.01% due 01/16/2014	$400,000	400,000
U.S. Treasury Bill(b)(d)(e) 0.01% due 02/20/2014	2,150,000	2,149,970
U.S. Treasury Bill(b)(d)(e) 0.05% due 02/20/2014	1,610,000	1,609,889

TOTAL U.S. GOVERNMENT SECURITIES (Cost: $4,159,859)		4,159,859

	Shares
MONEY MARKET FUND – 1.5%
State Street Institutional Liquid Reserves Fund 0.05%(c)(f)	41,178,491	41,178,491

TOTAL MONEY MARKET FUND (Cost: $41,178,491)		41,178,491

TOTAL INVESTMENTS(g) – 99.9% (Cost $1,306,661,947)		2,735,871,668
Other Assets in Excess of Liabilities – 0.1%		3,722,410

NET ASSETS – 100.0%		$2,739,594,078

(a)	Non-income producing security.

(b)	All or part of this security has been designated as collateral for futures contracts.

(c)	Affiliated issuer. See table that follows for more information.

(d)	Rate represents annualized yield at date of purchase.

(e)	Value determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures.

(f)	The rate shown is the annualized seven-day yield at period end.

(g)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding fair value measurements and disclosures.

PLC	= Public Limited Company

REIT	= Real Estate Investment Trust

See Notes to Financial Statements.

35

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2013

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation
S&P 500 Financial Futures Contracts (long) Expiration Date 03/2014	535	$49,249,425	$1,717,967

Total unrealized appreciation on open futures contracts purchased			$1,717,967

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending December 31, 2013 were as follows:

Security Description	Number of shares held at 12/31/12	Shares purchased for the year ended 12/31/13	Shares sold for the year ended 12/31/13	Number of shares held at 12/31/13	Value at 12/31/13	Income earned for the year ended 12/31/13	Realized gain on shares sold for the year ended 12/31/2013
State Street Corp.	72,725	–	–	72,725	$5,337,288	$75,634	$–
State Street Institutional Liquid Reserves Fund	25,053,183	301,321,856	285,196,548	41,178,491	41,178,491	49,890	–

See Notes to Financial Statements.

36

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments in unaffiliated issuers at market value (identified cost $1,263,093,682)	$2,689,355,889
Investments in non-controlled affiliates at market value (identified cost $43,568,265) (Note 4)	46,515,779

Total investments at market value (identified cost $1,306,661,947)	2,735,871,668
Cash	151,331
Daily variation margin on futures contracts	140
Dividends and interest receivable	3,608,531
Dividend receivable from non-controlled affiliates (Note 4)	18,909

Total assets	2,739,650,579

Liabilities
Management fees payable (Note 4)	56,501

Total liabilities	56,501

Net Assets	$2,739,594,078

See Notes to Financial Statements.

37

State Street Equity 500 Index Portfolio

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $105,783)	$49,999,179
Dividend income – non-controlled affiliated issuer	125,524
Interest	51,366

Total investment income	50,176,069

Expenses
Management fees (Note 3)	1,079,996

Total expenses	1,079,996

Net Investment Income	49,096,073

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	14,279,841
Futures contracts	12,331,162

26,611,003

Net change in net unrealized appreciation (depreciation) on:
Investments	588,884,187
Futures contracts	1,648,798

590,532,985

Net realized and unrealized gain	617,143,988

Net Increase in Net Assets Resulting from Operations	$666,240,061

See Notes to Financial Statements.

38

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$49,096,073	$44,258,364
Net realized gain on investments and futures contracts	26,611,003	59,782,429
Net change in net unrealized appreciation on investments and futures contracts	590,532,985	177,710,661

Net increase in net assets from operations	666,240,061	281,751,454

Capital Transactions:
Contributions	235,748,437	262,981,954
Withdrawals	(217,635,806)	(315,020,063)

Net increase (decrease) in net assets from capital transactions	18,112,631	(52,038,109)

Net Increase in Net Assets	684,352,692	229,713,345
Net Assets
Beginning of year	2,055,241,386	1,825,528,041

End of year	$2,739,594,078	$2,055,241,386

See Notes to Financial Statements.

39

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Supplemental Data and Ratios:
Net Assets, End of Year (in thousands)	$2,739,594	$2,055,241	$1,825,528	$2,098,137	$1,893,386

Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.05%	2.26%	2.04%	1.99%	2.28%
Portfolio turnover rate(a)	4%	9%	15%	12%	19%
Total return(b)	32.30%	15.97%	2.03%	15.08%	26.50%

(a)	The portfolio turnover rate excludes in-kind security transactions.

(b)	Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

40

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2013

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2013, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In

41

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2013

accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
ASSETS: INVESTMENTS:
Common Stocks	$2,690,533,318	$–	$–	$2,690,533,318
U.S. Government Securities	–	4,159,859	–	4,159,859
Money Market Fund	41,178,491	–	–	41,178,491

TOTAL INVESTMENTS	2,731,711,809	4,159,859	–	2,735,871,668
OTHER ASSETS:
Futures contracts*	1,717,967	–	–	1,717,967

TOTAL ASSETS	$2,733,429,776	$4,159,859	$–	$2,737,589,635

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the year ended December 31, 2013, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

42

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2013

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2013, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2013, the tax cost of investments was $1,306,661,947 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,442,890,581 and $13,680,860, respectively, resulting in net appreciation of $1,429,209,721 for all securities as computed on a federal income tax basis.

Futures – The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio

43

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2013

through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2013:

Asset Derivatives(1)

	Equity Contracts Risk	Total
Futures Contracts	$1,717,967	$1,717,967

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total
Futures Contracts	$12,331,162	$12,331,162

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total
Futures Contracts	$1,648,798	$1,648,798

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts

(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures contracts outstanding during the year ended December 31, 2013 was $53,978,780.

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

3.	Securities Transactions

For the year ended December 31, 2013, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $151,884,186 and $88,744,722, respectively.

44

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2013

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2013 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Each Independent Trustee receives for his or her services a $100,000 retainer in addition to $5,000 for each in-person meeting and $1,250 for each telephonic meeting from the Trust. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chair receives an additional $10,000 annual retainer.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

45

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and

Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, one of the portfolios constituting State Street Master Funds, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

46

State Street Equity 500 Index Portfolio

General Information

December 31, 2013 (Unaudited)

Proxy Voting Policies and Procedures and Record

Information regarding how a Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-877-521-4083 (toll-free).

Interestholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of interestholders and provide final results. Accordingly, the Board of Trustees of the Trust solicited a vote by the interestholders for the following items:

Shareholders were asked to participate in a special meeting of shareholders on December 19, 2013. The meeting was subsequently adjourned and the final results will be reported in the next semi-annual report to shareholders.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 12, 2013 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering renewal of the Advisory Agreement at the November Meeting, the Independent Trustees convened a special telephonic meeting on October 10, 2013 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by the Adviser, which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street, which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio and the Adviser, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory

47

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2013 (Unaudited)

Advisory Agreement Renewal — (continued)

Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and investment policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $2.17 trillion in assets under management at August 31, 2013, including over $304 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees noted the significant experience, resources and strength of the Adviser in the management of a variety of index products. As discussed more fully below, they also determined that the advisory fee paid by the Portfolio was fair and reasonable and that the Portfolio’s performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees determined, in view of the investment objective of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to SSGM, also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended December 31, 2012, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust.

48

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2013 (Unaudited)

Advisory Agreement Renewal — (continued)

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser and its affiliate, State Street Global Advisors (“SSgA”). They noted that, as a general matter, fees paid to the Adviser by other, similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio, with some exceptions, whereas fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by SSgA tended to be lower than those paid by the Portfolio, again with some exceptions; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to sub-advised funds and other types of institutional clients. The Trustees determined that, in light of these significant differences, the fees paid by sub-advised funds and other types of clients were of limited utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable, the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

49

Trustees and Officers Information

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.
Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

50

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Marshall Financial Group, Inc.
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).
Rina K. Spence State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

51

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.
Douglas T. Williams State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee; Audit Committee Chair	Term: Indefinite Elected: 7/99	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; and Treasurer, Nantucket Educational Trust, (2002 – 2007).

Interested Trustees(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	217	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

Officers:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*	—	—

*	Served in various capacities and/or with various affiliated entities during noted time period.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

52

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Officers: (continued)
Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 –present); Principal, State Street Global Advisors (2005 – 2008 – present).*	—	—
Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*	—	—
Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*	—	—
Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).	—	—
Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).	—	—
David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 –present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).	—	—
Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 –2013).	—	—

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

53

Series Portfolio Information as of December 31, 2013	Quantitative Master Series LLC

Master International Index Series

Ten Largest Holdings	Percent of Long-Term Investments
Nestlé SA, Registered Shares	2%
HSBC Holdings PLC	2
Roche Holding AG	1
Vodafone Group PLC	1
Novartis AG, Registered Shares	1
Toyota Motor Corp	1
BP PLC	1
Royal Dutch Shell PLC, Class A	1
Total SA	1
GlaxoSmithKline PLC	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	21%
Japan	21
France	10
Switzerland	9
Germany	9
Australia	7
Spain	3
Sweden	3
Netherlands	3
Hong Kong	3
Italy	2
Other[1]	9

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Master Small Cap Index Series

Ten Largest Holdings	Percent of Long-Term Investments
CoStar Group, Inc.	0.3%
athenahealth, Inc.	0.3
Acuity Brands, Inc.	0.3
Middleby Corp.	0.3
Isis Pharmaceuticals, Inc.	0.3
PTC, Inc.	0.3
Ultimate Software Group, Inc.	0.3
Align Technology, Inc.	0.3
Brunswick Corp.	0.2
CNO Financial Group, Inc.	0.2

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Information Technology	18
Industrials	14
Consumer Discretionary	14
Health Care	13
Energy	5
Materials	5
Consumer Staples	4
Utilities	3
Telecommunication Services	1

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease. Derivative Financial Instruments

Derivative Financial Instruments

Master International Index Series and Master Small Cap Index Series (the “Series”) may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	54

Schedule of Investments December 31, 2013	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 7.2%
AGL Energy Ltd.	41,328	$555,562
ALS Ltd.	26,610	209,938
Alumina Ltd. (a)	173,063	171,819
Amcor Ltd.	90,897	858,593
AMP Ltd.	215,016	845,105
APA Group	64,828	347,943
Asciano Ltd.	75,530	389,391
ASX Ltd.	14,765	485,548
Aurizon Holdings Ltd.	147,901	645,963
Australia & New Zealand Banking Group Ltd.	204,016	5,889,579
Bank of Queensland Ltd.	25,559	278,263
Bendigo and Adelaide Bank Ltd.	29,133	306,250
BGP Holdings PLC (a)	783,183	11
BHP Billiton Ltd.	238,832	8,142,480
Boral Ltd.	54,919	234,870
Brambles Ltd.	116,802	956,952
Caltex Australia Ltd.	9,654	173,491
CFS Retail Property Trust	156,155	271,816
Coca-Cola Amatil Ltd.	43,897	472,226
Cochlear Ltd.	4,105	216,281
Commonwealth Bank of Australia	119,868	8,352,052
Computershare Ltd.	34,173	348,236
Crown Resorts Ltd.	28,521	430,318
CSL Ltd.	36,213	2,232,418
Dexus Property Group	370,923	333,602
Echo Entertainment Group Ltd.	52,974	116,691
Federation Centres Ltd.	98,111	205,662
Flight Centre Ltd.	3,947	168,098
Fortescue Metals Group Ltd.	118,642	619,765
Goodman Group	129,181	547,309
GPT Group	126,543	384,836
Harvey Norman Holdings Ltd.	38,809	109,826
Iluka Resources Ltd.	29,539	228,899
Incitec Pivot Ltd.	114,484	274,639
Insurance Australia Group Ltd.	156,985	817,364
Leighton Holdings Ltd.	12,216	176,421
Lend Lease Group	39,211	391,314
Macquarie Group Ltd.	21,677	1,063,976
Metcash Ltd.	63,088	178,163
Mirvac Group	261,343	392,985
National Australia Bank Ltd.	174,663	5,451,589
Newcrest Mining Ltd.	54,223	380,770
Orica Ltd.	27,720	592,757
Origin Energy Ltd.	81,421	1,026,117
Qantas Airways Ltd. (a)	77,541	76,061
QBE Insurance Group Ltd.	92,534	954,554
Ramsay Health Care Ltd.	9,937	384,576
REA Group Ltd.	4,134	139,637
Rio Tinto Ltd.	32,394	1,982,745
Santos Ltd.	73,137	958,525
Seek Ltd.	23,033	276,913
Sonic Healthcare Ltd.	30,221	448,494
SP AusNet	124,539	138,683
Stockland	167,237	540,696
Suncorp Group Ltd.	96,939	1,137,855
Sydney Airport	93,887	319,088
Tabcorp Holdings Ltd.	52,333	169,916
Tatts Group Ltd.	100,334	278,170
Telstra Corp. Ltd.	321,971	1,511,204
Toll Holdings Ltd.	49,469	251,607

Common Stocks	Shares	Value
Australia (concluded)
Transurban Group	102,134	$624,590
Treasury Wine Estates Ltd.	46,594	200,960
Wesfarmers Ltd.	73,491	2,893,557
Westfield Group	153,583	1,386,443
Westfield Retail Trust	223,839	594,659
Westpac Banking Corp.	230,799	6,690,555
Woodside Petroleum Ltd.	48,996	1,706,457
Woolworths Ltd.	92,542	2,802,296
WorleyParsons Ltd.	14,832	220,634

		72,964,763

Austria — 0.3%
Andritz AG	5,118	320,740
Erste Group Bank AG	18,712	652,308
Immoeast AG NPV (a)	30,711	1
IMMOFINANZ AG	67,515	312,849
OMV AG	11,146	533,454
Raiffeisen Bank International AG	3,624	127,965
Telekom Austria AG	15,806	119,681
Vienna Insurance Group AG	2,602	130,042
Voestalpine AG	8,606	413,555

		2,610,595

Belgium — 1.2%
Ageas	17,242	735,259
Anheuser-Busch InBev NV	59,757	6,354,331
Belgacom SA	10,971	324,657
Colruyt SA	5,476	305,962
Delhaize Group	7,869	468,142
Groupe Bruxelles Lambert SA	6,236	572,846
KBC Groep NV	18,430	1,047,846
Solvay SA	4,431	701,291
Telenet Group Holding NV	3,551	211,892
UCB SA	8,283	617,097
Umicore SA	8,156	381,087

		11,720,410

Denmark — 1.1%
A.P. Moeller - Maersk A/S, Class A	40	412,042
A.P. Moeller - Maersk A/S, Class B	97	1,049,729
Carlsberg A/S, Class B	7,904	874,607
Coloplast A/S, Class B	8,258	547,469
Danske Bank A/S (a)	49,080	1,127,449
DSV A/S	13,109	430,401
Novo Nordisk A/S, Class B	29,614	5,428,300
Novozymes A/S, Class B	16,408	693,078
TDC A/S	64,238	623,101
Tryg A/S	1,678	162,262
William Demant Holding A/S (a)	1,914	186,009

		11,534,447

Finland — 0.9%
Elisa OYJ	10,481	277,704
Fortum OYJ	33,149	758,379
Kone OYJ, Class B	23,104	1,041,958
Metso OYJ	9,209	393,795
Neste Oil OYJ	8,875	175,516
Nokia OYJ (a)	276,182	2,231,550
Nokian Renkaat OYJ	8,076	387,280
Orion OYJ, Class B	6,857	192,730
Pohjola Bank PLC, Class A	10,148	203,474

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR EUR	American Depositary Receipts Euro	FKA USD	Formerly Known As US Dollar

See Notes to Financial Statements.

56	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Finland (concluded)
Sampo OYJ, Class A	30,834	$1,515,572
Stora Enso OYJ, Class R	40,003	401,980
UPM-Kymmene OYJ	39,871	676,215
Wartsila OYJ	13,016	641,702

		8,897,855

France — 9.7%
Accor SA	11,513	543,757
Aeroports de Paris	2,172	246,631
Air Liquide SA	23,179	3,280,608
Alcatel-Lucent (a)	205,236	910,780
Alstom SA	16,336	595,717
ArcelorMittal	75,327	1,345,502
Arkema	4,755	555,185
AtoS	5,307	480,833
AXA SA	133,406	3,715,036
BNP Paribas SA	74,030	5,774,877
Bouygues SA	14,603	552,224
Bureau Veritas SA	17,032	497,245
Cap Gemini SA	10,725	725,926
Carrefour SA	45,287	1,797,591
Casino Guichard-Perrachon SA	4,285	494,429
CGG (a)	11,523	199,980
Christian Dior SA	4,052	766,966
Cie Generale des Etablissements Michelin	13,743	1,462,264
CNP Assurances	13,219	271,070
Compagnie de Saint-Gobain	30,657	1,688,803
Credit Agricole SA (a)	73,749	945,382
Danone SA	42,226	3,046,262
Dassault Systemes SA	4,678	580,677
Edenred	15,541	520,350
EDF SA	17,482	618,463
Essilor International SA	15,045	1,600,897
Eurazeo	2,296	180,073
European Aeronautic Defence and Space Co. NV	43,903	3,370,441
Eutelsat Communications SA	10,266	320,323
Fonciere Des Regions	1,928	166,433
GDF Suez	98,659	2,320,402
Gecina SA	1,582	209,468
Groupe Eurotunnel SA, Registered Shares	40,758	428,500
ICADE	2,822	262,702
Iliad SA	1,913	391,956
Imerys SA	2,500	217,620
JCDecaux SA	4,659	192,338
Kering	5,577	1,178,869
Klepierre	7,190	333,273
L’Oreal SA	17,979	3,157,344
Lafarge SA	13,957	1,047,610
Lagardere S.C.A.	8,620	320,436
Legrand SA	19,798	1,091,116
LVMH Moet Hennessy Louis Vuitton SA	18,878	3,448,896
Natixis	70,781	416,421
Orange SA	139,104	1,726,993
Pernod- Ricard SA	15,778	1,797,605
Publicis Groupe SA	13,455	1,232,817
Remy Cointreau SA	2,081	174,805
Renault SA	14,234	1,145,501
Rexel SA	16,321	428,322
Safran SA	19,916	1,384,728
Sanofi	88,797	9,483,057
Schneider Electric SA	39,580	3,453,018
SCOR SE	11,602	424,360
SES SA	22,818	739,221
Societe BIC SA	2,281	279,546
Societe Generale SA	53,442	3,107,676
Sodexo	7,024	712,289
Suez Environnement Co.	21,425	384,216
Technip SA	7,474	719,452

Common Stocks	Shares	Value
France (concluded)
Thales SA	6,976	$449,558
Total SA	159,070	9,763,623
Unibail-Rodamco SE	7,243	1,856,085
Valeo SA	5,500	609,517
Vallourec SA	8,109	442,396
Veolia Environnement SA	27,102	442,640
Vinci SA	35,407	2,327,345
Vivendi SA	89,757	2,367,556
Wendel SA	2,277	331,900
Zodiac Aerospace	2,576	456,493

		98,512,395

Germany — 9.1%
Adidas AG	15,586	1,987,493
Allianz SE, Registered Shares	33,904	6,100,199
Axel Springer AG	3,376	217,349
BASF SE	68,300	7,289,922
Bayer AG, Registered Shares	61,495	8,634,542
Bayerische Motoren Werke AG	24,484	2,875,221
Bayerische Motoren Werke AG, Preference Shares	3,839	328,282
Beiersdorf AG	7,550	765,454
Brenntag AG	3,750	695,984
Celesio AG	5,979	189,576
Commerzbank AG (a)	71,938	1,161,323
Continental AG	8,112	1,782,120
Daimler AG, Registered Shares	71,575	6,211,595
Deutsche Bank AG, Registered Shares	75,870	3,644,901
Deutsche Boerse AG	14,416	1,194,710
Deutsche Lufthansa AG, Registered Shares (a)	17,906	379,545
Deutsche Post AG, Registered Shares	67,884	2,479,461
Deutsche Telekom AG, Registered Shares	215,126	3,706,659
Deutsche Wohnen AG	21,639	417,833
E.ON SE	133,466	2,467,505
Fraport AG Frankfurt Airport Services Worldwide	2,725	204,199
Fresenius Medical Care AG & Co. KGaA	15,782	1,125,663
Fresenius SE & Co. KGaA	9,252	1,422,721
GEA Group AG	13,592	648,141
Hannover Rueck SE	4,279	367,869
HeidelbergCement AG	10,667	810,000
Henkel AG & Co. KGaA	9,574	998,175
Henkel AG & Co. KGaA, Preference Shares	13,157	1,529,297
Hochtief AG	2,160	184,857
Hugo Boss AG	2,272	323,592
Infineon Technologies AG	79,909	853,549
K+S AG, Registered Shares	13,591	418,774
Kabel Deutschland Holding AG	1,518	196,761
Lanxess AG	6,435	429,982
Linde AG	13,803	2,890,154
MAN SE	2,519	309,286
Merck KGaA	4,798	860,895
Metro AG	9,325	452,074
Muenchener Rueckversicherungs AG, Registered Shares	13,334	2,941,079
Osram Licht AG (a)	6,414	361,773
Porsche Automobil Holding SE, Preference Shares	11,345	1,184,321
ProSiebenSat.1 Media AG, Registered Shares	13,947	692,550
RWE AG	36,393	1,333,403
SAP AG	68,514	5,941,640
Siemens AG, Registered Shares	58,962	8,084,783
Sky Deutschland AG (a)	32,556	359,842
Suedzucker AG	5,905	159,523
Telefonica Deutschland Holding AG	20,099	166,109
ThyssenKrupp AG (a)	33,638	820,265
United Internet AG, Registered Shares	7,797	332,386
Volkswagen AG	2,234	606,571
Volkswagen AG, Preference Shares	10,752	3,025,813

		92,565,721

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	56

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hong Kong — 2.8%
AIA Group Ltd.	894,600	$4,502,958
ASM Pacific Technology Ltd.	17,304	144,827
Bank of East Asia Ltd.	94,532	401,292
BOC Hong Kong Holdings Ltd.	277,400	890,914
Cathay Pacific Airways Ltd.	87,263	184,898
Cheung Kong Holdings Ltd.	102,835	1,626,928
Cheung Kong Infrastructure Holdings Ltd.	44,500	281,291
CLP Holdings Ltd.	133,187	1,053,423
First Pacific Co., Ltd.	173,250	197,538
Galaxy Entertainment Group Ltd. (a)	156,000	1,404,508
Hang Lung Properties Ltd.	169,000	535,711
Hang Seng Bank Ltd.	57,153	928,253
Henderson Land Development Co., Ltd.	81,240	464,445
HKT Trust/HKT Ltd.	156,000	154,356
Hong Kong & China Gas Co., Ltd.	428,324	983,425
Hong Kong Exchanges & Clearing Ltd.	76,627	1,280,845
Hopewell Holdings Ltd.	41,349	140,207
Hutchison Whampoa Ltd.	158,176	2,155,268
Hysan Development Co., Ltd.	45,791	197,668
Kerry Properties Ltd.	52,500	182,801
Li & Fung Ltd.	437,980	566,140
The Link REIT	169,414	821,668
MGM China Holdings Ltd.	68,000	291,031
MTR Corp.	103,500	392,287
New World Development Co., Ltd.	293,226	371,298
NWS Holdings Ltd.	102,837	156,964
PCCW Ltd.	276,000	123,508
Power Assets Holdings Ltd.	102,500	815,947
Sands China Ltd.	181,000	1,483,355
Shangri-La Asia Ltd.	123,905	241,927
Sino Land Co., Ltd.	211,263	289,724
SJM Holdings Ltd.	148,000	497,497
Sun Hung Kai Properties Ltd.	120,324	1,529,241
Swire Pacific Ltd., Class A	51,077	600,137
Swire Properties Ltd.	83,000	210,186
Wharf Holdings Ltd.	114,357	875,992
Wheelock & Co., Ltd.	72,000	331,695
Wynn Macau Ltd.	119,600	543,658
Yue Yuen Industrial Holdings Ltd.	54,285	181,514

		28,035,325

Ireland — 0.5%
Bank of Ireland (a)	1,682,693	586,461
CRH PLC	54,145	1,372,136
James Hardie Industries SE	34,310	398,194
Kerry Group PLC, Class A	10,853	753,988
Perrigo Co. PLC	1	89
Prothena Corp. PLC (a)	35	928
Ryanair Holdings PLC (a)	10,891	93,723
Shire PLC	40,788	1,922,224

		5,127,743

Israel—0.4%
Bank Hapoalim BM	80,579	451,491
Bank Leumi Le-Israel (a)	97,082	396,444
Bezeq The Israeli Telecommunication Corp. Ltd.	133,123	225,758
Delek Group Ltd.	372	142,099
Israel Chemicals Ltd.	31,321	261,253
The Israel Corp. Ltd. (a)	206	108,477
Mizrahi Tefahot Bank Ltd.	8,935	116,952
NICE Systems Ltd.	4,090	167,252
Teva Pharmaceutical Industries Ltd.	63,187	2,528,199

		4,397,925

Italy — 2.1%
Assicurazioni Generali SpA	87,259	2,050,085
Atlantia SpA	27,601	618,258
Banca Monte dei Paschi di Siena SpA (a)	447,785	107,773

Common Stocks	Shares	Value
Italy (concluded)
Enel Green Power SpA	137,956	$347,073
Enel SpA	490,782	2,141,476
ENI SpA	189,160	4,570,796
Exor SpA	7,730	307,236
Fiat SpA (a)	64,470	527,682
Finmeccanica SpA (a)	29,559	224,368
Intesa Sanpaolo SpA	864,312	2,125,948
Luxottica Group SpA	12,469	668,231
Mediobanca SpA (a)	37,921	331,612
Pirelli & C SpA	16,831	291,178
Prysmian SpA	14,595	375,778
Saipem SpA	20,287	435,067
Snam SpA	153,099	855,724
Telecom Italia SpA	730,841	728,762
Telecom Italia SpA, Non-Convertible Savings Shares	434,224	340,708
Tenaris SA	34,984	762,317
Terna - Rete Elettrica Nazionale SpA	110,801	553,349
UniCredit SpA	324,324	2,392,423
Unione di Banche Italiane ScpA	62,528	423,895

		21,179,739

Japan — 20.4%
ABC-Mart, Inc.	2,000	87,377
Acom Co., Ltd. (a)	29,800	101,536
Advantest Corp.	10,200	127,097
Aeon Co., Ltd.	45,800	620,896
AEON Financial Service Co., Ltd.	4,500	120,669
Aeon Mall Co., Ltd.	8,250	231,110
Air Water, Inc.	10,000	135,531
Aisin Seiki Co., Ltd.	14,500	589,513
Ajinomoto Co., Inc.	46,000	665,927
Alfresa Holdings Corp.	2,900	143,941
Amada Co., Ltd.	29,000	256,108
ANA Holdings, Inc. FKA All Nippon Airways Co., Ltd. (b)	81,000	161,827
Aozora Bank Ltd.	77,000	218,209
Asahi Glass Co., Ltd.	77,100	480,085
Asahi Group Holdings Ltd.	28,200	795,795
Asahi Kasei Corp.	93,000	729,475
Asics Corp.	11,000	188,015
Astellas Pharma, Inc.	32,400	1,920,893
The Bank of Kyoto Ltd.	23,000	192,274
The Bank of Yokohama Ltd.	88,000	490,972
Benesse Holdings, Inc.	5,800	233,011
Bridgestone Corp.	48,500	1,837,513
Brother Industries Ltd.	17,100	233,902
Calbee, Inc.	5,600	135,997
Canon, Inc.	84,300	2,689,878
Casio Computer Co., Ltd.	15,800	193,611
Central Japan Railway Co.	10,700	1,261,017
The Chiba Bank Ltd.	53,000	357,679
Chiyoda Corp.	13,000	188,715
Chubu Electric Power Co., Inc.	48,500	626,999
Chugai Pharmaceutical Co., Ltd.	15,900	351,947
The Chugoku Bank Ltd.	12,900	163,961
The Chugoku Electric Power Co., Inc.	22,300	347,217
Citizen Holdings Co., Ltd.	19,000	160,304
Coca-Cola West Co., Ltd.	3,900	82,601
Credit Saison Co., Ltd.	12,500	329,525
Dai Nippon Printing Co., Ltd.	40,000	424,886
The Dai-ichi Life Insurance Co., Ltd.	63,700	1,065,893
Daicel Corp.	21,000	171,146
Daido Steel Co., Ltd.	21,000	104,508
Daihatsu Motor Co., Ltd.	15,100	256,138
Daiichi Sankyo Co., Ltd.	51,000	932,533
Daikin Industries Ltd.	17,600	1,098,287
Dainippon Sumitomo Pharma Co., Ltd.	11,000	172,293

See Notes to Financial Statements.

57	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Daito Trust Construction Co., Ltd.	5,500	$514,184
Daiwa House Industry Co., Ltd.	44,000	852,508
Daiwa Securities Group, Inc.	122,000	1,221,896
Dena Co., Ltd. (b)	7,400	155,995
Denso Corp.	36,600	1,933,529
Dentsu, Inc.	16,013	654,910
Don Quijote Co., Ltd.	4,300	260,666
East Japan Railway Co.	24,949	1,987,381
Eisai Co., Ltd.	18,800	728,633
Electric Power Development Co., Ltd.	8,400	244,917
FamilyMart Co., Ltd.	4,000	182,746
FANUC Corp.	14,400	2,638,664
Fast Retailing Co., Ltd.	3,900	1,610,789
Fuji Electric Co., Ltd.	40,800	191,165
Fuji Heavy Industries Ltd.	43,800	1,258,766
FUJIFILM Holdings Corp.	34,300	973,607
Fujitsu Ltd. (a)	139,000	720,392
Fukuoka Financial Group, Inc.	54,000	237,030
Gree, Inc. (b)	6,400	63,143
GungHo Online Entertainment, Inc. (a)(b)	24,000	172,871
The Gunma Bank Ltd.	27,000	150,859
The Hachijuni Bank Ltd.	28,000	163,456
Hakuhodo DY Holdings, Inc.	16,400	127,145
Hamamatsu Photonics KK	4,900	196,074
Hankyu Hanshin Holdings, Inc.	88,000	475,505
Hino Motors Ltd.	18,000	283,549
Hirose Electric Co., Ltd.	2,400	342,123
The Hiroshima Bank Ltd.	35,000	145,031
Hisamitsu Pharmaceutical Co., Inc.	4,400	221,726
Hitachi Chemical Co., Ltd.	7,400	118,018
Hitachi Construction Machinery Co., Ltd.	7,300	156,208
Hitachi High-Technologies Corp.	4,400	110,779
Hitachi Ltd.	359,000	2,721,992
Hitachi Metals Ltd.	15,000	212,239
Hokkaido Electric Power Co., Inc. (a)	12,900	148,449
Hokuhoku Financial Group, Inc.	85,000	169,944
Hokuriku Electric Power Co.	11,700	158,891
Honda Motor Co., Ltd.	121,600	5,019,295
Hoya Corp.	32,300	898,324
Hulic Co., Ltd.	20,600	304,865
Ibiden Co., Ltd.	8,400	157,289
Idemitsu Kosan Co., Ltd.	6,000	136,594
IHI Corp.	94,000	406,516
Iida Group Holdings Co., Ltd. (a)	10,400	207,585
Inpex Corp.	65,100	834,983
Isetan Mitsukoshi Holdings Ltd.	25,205	358,810
Isuzu Motors Ltd.	89,000	555,088
ITOCHU Corp.	114,600	1,416,757
Itochu Techno-Solutions Corp.	1,700	68,907
The Iyo Bank Ltd.	19,000	186,409
J. Front Retailing Co., Ltd.	34,600	262,485
Japan Airlines Co., Ltd.	4,340	214,098
Japan Exchange Group, Inc.	18,800	534,369
Japan Petroleum Exploration Co.	2,000	75,853
Japan Prime Realty Investment Corp.	53	169,619
Japan Real Estate Investment Corp.	92	492,206
Japan Retail Fund Investment Corp.	167	339,794
The Japan Steel Works Ltd.	24,000	134,485
Japan Tobacco, Inc.	81,700	2,658,416
JFE Holdings, Inc.	36,100	860,264
JGC Corp.	16,000	627,901
The Joyo Bank Ltd.	53,000	270,998
JSR Corp.	12,500	242,286
JTEKT Corp.	15,100	257,650
JX Holdings, Inc.	165,860	854,087
Kajima Corp.	57,800	217,386
Kakaku.com, Inc.	11,800	207,284

Common Stocks	Shares	Value
Japan (continued)
Kamigumi Co., Ltd.	17,000	$155,983
Kaneka Corp.	20,000	131,323
The Kansai Electric Power Co., Inc. (a)	51,600	593,881
Kansai Paint Co., Ltd.	18,000	266,183
Kao Corp.	37,800	1,190,012
Kawasaki Heavy Industries Ltd.	108,000	453,576
KDDI Corp.	39,900	2,458,447
Keikyu Corp.	36,000	296,824
Keio Corp.	41,000	273,222
Keisei Electric Railway Co., Ltd.	20,000	184,027
Keyence Corp.	3,292	1,409,585
Kikkoman Corp.	12,000	226,900
Kinden Corp.	10,000	104,696
Kintetsu Corp.	129,000	452,643
Kirin Holdings Co., Ltd.	66,000	950,496
Kobe Steel Ltd. (a)	179,000	306,875
Koito Manufacturing Co., Ltd.	7,000	133,753
Komatsu Ltd.	70,200	1,441,295
Konami Corp.	6,800	157,242
Konica Minolta Holdings, Inc.	37,000	369,752
Kubota Corp.	81,000	1,343,566
Kuraray Co., Ltd.	24,400	291,258
Kurita Water Industries Ltd.	8,200	170,110
Kyocera Corp.	24,600	1,229,792
Kyowa Hakko Kirin Co., Ltd.	19,000	209,666
Kyushu Electric Power Co., Inc. (a)	32,700	417,637
Lawson, Inc.	4,700	351,729
LIXIL Group Corp.	20,300	557,283
M3, Inc.	56	140,244
Mabuchi Motor Co., Ltd.	1,800	107,112
Makita Corp.	8,000	420,741
Marubeni Corp.	125,000	899,884
Marui Group Co., Ltd.	15,700	159,690
Maruichi Steel Tube Ltd.	3,400	85,882
Mazda Motor Corp. (a)	197,400	1,022,939
McDonald’s Holdings Co. Japan Ltd.	4,500	114,914
Medipal Holdings Corp.	10,100	133,335
Meiji Holdings Co., Ltd.	4,393	282,370
Miraca Holdings, Inc.	4,100	193,423
Mitsubishi Chemical Holdings Corp.	101,000	467,401
Mitsubishi Corp.	104,400	2,004,262
Mitsubishi Electric Corp.	144,000	1,810,722
Mitsubishi Estate Co., Ltd.	94,000	2,813,047
Mitsubishi Gas Chemical Co., Inc.	27,000	199,037
Mitsubishi Heavy Industries Ltd.	230,200	1,425,759
Mitsubishi Logistics Corp.	9,000	142,473
Mitsubishi Materials Corp.	87,000	321,591
Mitsubishi Motors Corp. (a)	33,300	358,251
Mitsubishi Tanabe Pharma Corp.	16,000	223,152
Mitsubishi UFJ Financial Group, Inc.	948,274	6,295,965
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,900	257,594
Mitsui & Co., Ltd.	129,700	1,808,165
Mitsui Chemicals, Inc.	64,000	154,753
Mitsui Fudosan Co., Ltd.	63,000	2,272,451
Mitsui OSK Lines Ltd.	85,000	383,622
Mizuho Financial Group, Inc.	1,708,264	3,708,695
MS&AD Insurance Group Holdings, Inc.	37,970	1,020,594
Murata Manufacturing Co., Ltd.	15,300	1,360,679
Nabtesco Corp.	8,900	205,401
Namco Bandai Holdings, Inc.	13,000	288,632
NEC Corp.	157,000	354,381
Nexon Co., Ltd.	7,300	67,452
NGK Insulators Ltd.	21,000	399,648
NGK Spark Plug Co., Ltd.	13,000	308,108
NHK Spring Co., Ltd.	10,700	120,895
Nidec Corp.	7,500	738,859
Nikon Corp.	26,100	498,790

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	58

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Nintendo Co., Ltd.	7,800	$1,044,058
Nippon Building Fund, Inc.	102	592,642
Nippon Electric Glass Co., Ltd.	26,500	139,209
Nippon Express Co., Ltd.	61,000	295,277
Nippon Meat Packers, Inc.	14,000	240,626
Nippon Paint Co., Ltd.	15,000	249,571
Nippon Prologis REIT, Inc.	18	172,421
Nippon Steel & Sumitomo Metal	569,265	1,909,203
Nippon Telegraph & Telephone Corp.	27,576	1,485,254
Nippon Yusen KK	124,000	396,481
The Nishi-Nippon City Bank Ltd.	48,000	129,309
Nissan Motor Co., Ltd.	185,300	1,552,814
Nisshin Seifun Group, Inc.	15,400	159,270
Nissin Foods Holdings Co., Ltd.	4,300	181,466
Nitori Holdings Co., Ltd.	2,750	260,362
Nitto Denko Corp.	12,010	507,838
NKSJ Holdings, Inc.	24,175	672,878
NOK Corp.	7,100	116,291
Nomura Holdings, Inc.	269,600	2,083,418
Nomura Real Estate Holdings, Inc.	8,800	198,289
Nomura Real Estate Office Fund, Inc.	27	125,486
Nomura Research Institute Ltd.	8,100	255,983
NSK Ltd.	36,000	448,644
NTT Data Corp.	9,100	336,186
NTT DoCoMo, Inc.	114,000	1,877,155
NTT Urban Development Corp.	8,400	96,827
Obayashi Corp.	46,000	262,373
Odakyu Electric Railway Co., Ltd.	49,000	443,148
Oji Holdings Corp.	57,000	292,376
Olympus Corp. (a)	17,800	564,558
Omron Corp.	15,500	684,996
Ono Pharmaceutical Co., Ltd.	6,300	552,230
Oracle Corp. Japan	2,600	95,041
Oriental Land Co., Ltd.	3,700	533,592
ORIX Corp.	94,300	1,657,026
Osaka Gas Co., Ltd.	138,000	542,012
Otsuka Corp.	1,100	140,529
Otsuka Holdings Co., Ltd.	27,000	779,596
Panasonic Corp.	164,400	1,916,445
Park24 Co., Ltd.	7,000	132,012
Rakuten, Inc.	53,400	796,911
Resona Holdings, Inc.	137,656	702,385
Ricoh Co., Ltd.	52,000	553,010
Rinnai Corp.	2,900	225,934
Rohm Co., Ltd.	6,900	336,562
Sankyo Co., Ltd.	3,600	166,036
Sanrio Co., Ltd.	4,100	172,640
Santen Pharmaceutical Co., Ltd.	5,200	242,280
SBI Holdings, Inc.	16,140	245,075
Secom Co., Ltd.	16,000	965,359
Sega Sammy Holdings, Inc.	14,432	367,802
Sekisui Chemical Co., Ltd.	34,000	417,231
Sekisui House Ltd.	41,000	573,721
Seven & I Holdings Co., Ltd.	56,000	2,229,719
Seven Bank Ltd.	39,600	154,878
Sharp Corp. (a)	111,000	353,413
Shikoku Electric Power Co., Inc. (a)	12,200	182,956
Shimadzu Corp.	16,000	139,297
Shimamura Co., Ltd.	1,600	149,979
Shimano, Inc.	6,100	523,680
Shimizu Corp.	41,000	207,176
Shin-Etsu Chemical Co., Ltd.	30,700	1,795,621
Shinsei Bank Ltd.	127,000	310,884
Shionogi & Co., Ltd.	22,600	490,638
Shiseido Co., Ltd.	26,500	426,156
The Shizuoka Bank Ltd.	41,000	437,936
Showa Denko KK	101,000	143,249

Common Stocks	Shares	Value
Japan (continued)
Showa Shell Sekiyu KK	13,200	$134,176
SMC Corp.	3,900	984,315
Softbank Corp.	71,400	6,265,404
Sojitz Corp.	87,100	155,074
Sony Corp.	74,500	1,284,253
Sony Financial Holdings, Inc.	12,300	224,053
Stanley Electric Co., Ltd.	11,400	261,352
Sumco Corp.	8,600	75,868
Sumitomo Chemical Co., Ltd.	115,000	451,356
Sumitomo Corp.	84,100	1,056,980
Sumitomo Electric Industries Ltd.	56,800	949,471
Sumitomo Heavy Industries Ltd.	38,000	175,099
Sumitomo Metal Mining Co., Ltd.	38,000	497,925
Sumitomo Mitsui Financial Group, Inc.	95,050	4,942,922
Sumitomo Mitsui Trust Holdings, Inc.	248,820	1,316,560
Sumitomo Realty & Development Co., Ltd.	26,000	1,295,513
Sumitomo Rubber Industries Ltd.	11,800	167,970
Suntory Beverage & Food Ltd.	9,700	309,450
Suruga Bank Ltd.	13,000	233,444
Suzuken Co., Ltd.	4,900	158,726
Suzuki Motor Corp.	27,300	735,643
Sysmex Corp.	5,100	301,232
T&D Holdings, Inc.	43,800	613,050
Taiheiyo Cement Corp.	92,000	353,809
Taisei Corp.	74,000	336,767
Taisho Pharmaceutical Holdings Co., Ltd.	2,400	164,973
Taiyo Nippon Sanso Corp.	18,000	128,170
Takashimaya Co., Ltd.	19,000	189,576
Takeda Pharmaceutical Co., Ltd.	59,200	2,715,210
TDK Corp.	8,800	422,171
Teijin Ltd.	63,000	140,329
Terumo Corp.	11,000	531,076
THK Co., Ltd.	8,200	204,799
Tobu Railway Co., Ltd.	80,000	387,914
Toho Co., Ltd.	9,700	213,397
Toho Gas Co., Ltd.	30,000	146,036
Tohoku Electric Power Co., Inc. (a)	32,300	363,865
Tokio Marine Holdings, Inc.	51,700	1,730,382
The Tokyo Electric Power Co., Inc. (a)	105,300	518,822
Tokyo Electron Ltd.	12,900	710,825
Tokyo Gas Co., Ltd.	178,000	877,309
Tokyo Tatemono Co., Ltd.	29,000	322,479
Tokyu Corp.	87,000	563,682
Tokyu Fudosan Holdings Corp. (a)	38,000	357,231
TonenGeneral Sekiyu KK	23,000	211,049
Toppan Printing Co., Ltd.	44,000	352,202
Toray Industries, Inc.	109,700	759,892
Toshiba Corp.	297,000	1,250,314
Toto Ltd.	23,000	364,806
Toyo Seikan Kaisha Ltd.	12,600	271,255
Toyo Suisan Kaisha Ltd.	6,000	180,245
Toyoda Gosei Co., Ltd.	4,900	114,148
Toyota Boshoku Corp.	5,000	62,516
Toyota Industries Corp.	12,100	546,975
Toyota Motor Corp.	205,100	12,505,986
Toyota Tsusho Corp.	16,400	406,702
Trend Micro, Inc.	7,500	262,823
Tsumura & Co.	4,100	108,649
Ube Industries Ltd.	87,000	186,339
Unicharm Corp.	8,600	490,703
United Urban Investment Corp.	164	235,722
USS Co., Ltd.	16,100	220,836
West Japan Railway Co.	12,600	545,938
Yahoo! Japan Corp.	108,400	604,482
Yakult Honsha Co., Ltd.	6,700	338,539
Yamada Denki Co., Ltd.	74,500	243,688
Yamaguchi Financial Group, Inc.	14,000	129,825

See Notes to Financial Statements.

59	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Yamaha Corp.	10,800	$171,703
Yamaha Motor Co., Ltd.	19,800	297,681
Yamato Holdings Co., Ltd.	26,900	544,006
Yamato Kogyo Co., Ltd.	2,900	92,746
Yamazaki Baking Co., Ltd.	8,000	82,065
Yaskawa Electric Corp.	15,000	237,684
Yokogawa Electric Corp.	16,800	258,297
The Yokohama Rubber Co., Ltd.	14,000	137,669

		206,469,426

Luxembourg — 0.0%
RTL Group SA (a)	2,814	364,225

Netherlands — 2.8%
Aegon NV	133,204	1,262,311
Akzo Nobel NV	17,652	1,368,840
ASML Holding NV	26,575	2,489,058
CNH Industrial NV (a)	71,413	813,942
Corio NV	4,942	221,783
Delta Lloyd NV	14,714	365,405
Fugro NV CVA	5,429	323,848
Gemalto NV	5,974	657,551
Heineken Holding NV	7,459	472,153
Heineken NV	17,241	1,165,260
ING Groep NV CVA (a)	285,391	3,986,491
Koninklijke Ahold NV	74,228	1,333,961
Koninklijke Boskalis Westminster NV	5,964	315,457
Koninklijke DSM NV	11,409	897,870
Koninklijke KPN NV (a)	242,044	782,066
Koninklijke Philips Electronics NV	72,804	2,680,727
Koninklijke Vopak NV	4,966	290,721
OCI NV (a)	6,327	284,927
QIAGEN NV (a)	18,191	424,689
Randstad Holding NV	9,181	595,783
Reed Elsevier NV	51,965	1,104,451
STMicroelectronics NV	49,663	398,678
TNT Express NV	26,340	245,000
Unilever NV CVA	121,129	4,870,022
Wolters Kluwer NV	22,541	643,644
Ziggo NV	11,447	523,449

		28,518,087

New Zealand — 0.1%
Auckland International Airport Ltd.	82,228	238,807
Contact Energy Ltd.	25,128	106,095
Fletcher Building Ltd.	50,810	356,056
Ryman Healthcare Ltd.	29,262	189,045
Telecom Corp. of New Zealand Ltd.	133,496	253,401

		1,143,404

Norway — 0.8%
Aker Solutions ASA	12,065	216,007
DnB NOR ASA	72,188	1,295,640
Gjensidige Forsikring ASA	14,091	269,502
Norsk Hydro ASA	104,548	467,698
Orkla ASA	57,263	447,589
Seadrill Ltd.	27,803	1,139,491
Statoil ASA	82,435	2,004,531
Subsea 7 SA	19,830	380,159
Telenor ASA	50,305	1,201,967
Yara International ASA	13,077	563,987

		7,986,571

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares (a)	140,243	200,285
EDP - Energias de Portugal SA	147,157	540,521
Galp Energia SGPS SA	26,379	432,332
Jeronimo Martins SGPS SA	18,024	352,436

Common Stocks	Shares	Value
Portugal (concluded)
Portugal Telecom SGPS SA, Registered Shares	44,559	$193,984

		1,719,558

Singapore — 1.4%
Ascendas Real Estate Investment Trust	159,962	279,956
CapitaCommercial Trust	138,000	158,927
CapitaLand Ltd.	195,749	471,835
CapitaMall Trust	190,700	288,591
CapitaMalls Asia Ltd.	100,000	155,861
City Developments Ltd.	29,535	225,677
ComfortDelGro Corp. Ltd.	158,816	253,945
DBS Group Holdings Ltd.	127,407	1,731,432
Genting Singapore PLC	464,227	552,053
Global Logistic Properties Ltd.	227,000	520,723
Golden Agri-Resources Ltd.	511,251	221,321
Hutchison Port Holdings Trust	371,000	250,730
Jardine Cycle & Carriage Ltd.	7,721	220,594
Keppel Corp. Ltd.	106,577	946,686
Keppel Land Ltd.	59,000	156,610
Noble Group Ltd.	331,840	282,607
Olam International Ltd. (b)	108,900	132,840
Oversea-Chinese Banking Corp.	191,914	1,555,507
SembCorp Industries Ltd.	70,590	307,962
SembCorp Marine Ltd.	59,197	209,302
Singapore Airlines Ltd.	43,009	355,242
Singapore Exchange Ltd.	67,000	386,361
Singapore Press Holdings Ltd.	99,985	326,726
Singapore Technologies Engineering Ltd.	119,213	375,199
Singapore Telecommunications Ltd.	600,132	1,745,253
StarHub Ltd.	44,157	150,523
United Overseas Bank Ltd.	94,572	1,597,041
UOL Group Ltd.	32,457	159,750
Wilmar International Ltd.	145,670	395,681
Yangzijiang Shipbuilding Holdings Ltd.	135,183	127,230

		14,542,165

Spain — 3.3%
Abertis Infraestructuras SA	28,895	642,707
ACS Actividades de Construccion y Servicios SA	11,543	397,904
Amadeus IT Holding SA, Class A	28,367	1,215,109
Banco Bilbao Vizcaya Argentaria SA	430,847	5,329,806
Banco de Sabadell SA	245,347	640,653
Banco Popular Espanol SA (a)	97,815	590,817
Banco Santander SA	844,958	7,598,278
Bankia SA (a)	289,400	491,289
CaixaBank SA	128,850	671,151
Distribuidora Internacional de Alimentacion SA	44,071	394,608
Enagas SA	13,781	359,985
Ferrovial SA	30,218	585,377
Gas Natural SDG SA	26,119	672,285
Grifols SA	11,062	529,354
Iberdrola SA	350,557	2,237,168
Inditex SA	16,222	2,678,431
International Consolidated Airlines Group SA (a)	72,525	483,107
Mapfre SA	82,254	352,818
Red Electrica Corp. SA	7,322	488,814
Repsol SA	62,584	1,579,189
Telefonica SA	304,567	4,979,902
Zardoya Otis SA	11,808	213,781

		33,132,533

Sweden — 3.2%
Alfa Laval AB	23,818	611,961
Assa Abloy AB, Class B	25,280	1,338,427
Atlas Copco AB, Class A	49,911	1,385,831
Atlas Copco AB, Class B	29,050	738,489
Boliden AB	19,708	302,154

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	60

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Electrolux AB, Class B	17,162	$448,487
Elekta AB, B Shares	27,383	419,045
Getinge AB, Class B	15,355	526,338
Hennes & Mauritz AB, Class B	70,793	3,260,474
Hexagon AB, Class B	17,051	539,361
Husqvarna AB, Class B	29,922	180,173
Industrivarden AB, Class C	10,166	193,433
Investment AB Kinnevik, Class B	16,724	775,343
Investor AB, Class B	33,852	1,166,659
Lundin Petroleum AB (a)	15,784	307,164
Millicom International Cellular SA	4,886	486,869
Nordea Bank AB	225,836	3,044,901
Sandvik AB	81,442	1,149,447
Scania AB, Class B	24,670	483,516
Securitas AB, Class B	22,513	239,547
Skandinaviska Enskilda Banken AB, Class A	112,821	1,490,509
Skanska AB, Class B	27,293	558,364
SKF AB, Class B	29,096	763,054
Svenska Cellulosa AB, B Shares	43,168	1,329,913
Svenska Handelsbanken AB, Class A	37,337	1,835,741
Swedbank AB, Class A	67,675	1,906,357
Swedish Match AB	14,574	468,570
Tele2 AB, Class B	22,260	252,822
Telefonaktiebolaget LM Ericsson, Class B	226,266	2,762,592
TeliaSonera AB	175,688	1,465,310
Volvo AB, Class B	113,612	1,494,950

		31,925,801

Switzerland — 9.2%
ABB Ltd., Registered Shares	163,900	4,333,516
Actelion Ltd., Registered Shares (a)	8,074	684,843
Adecco SA, Registered Shares (a)	9,897	785,690
Aryzta AG	6,602	507,290
Baloise Holding AG, Registered Shares	3,672	468,232
Barry Callebaut AG, Registered Shares	174	218,653
Cie Financiere Richemont SA, Registered Shares	38,813	3,877,317
Coca-Cola HBC AG (a)	1,391	40,711
Coca-Cola HBC AG ADR	13,591	396,449
Credit Suisse Group AG, Registered Shares	113,057	3,489,318
EMS-Chemie Holding AG, Registered Shares	575	205,030
Geberit AG, Registered Shares	2,806	851,287
Givaudan SA, Registered Shares	607	868,353
Glencore Xstrata PLC (a)	788,975	4,104,685
Holcim Ltd., Registered Shares (a)	17,017	1,272,270
Julius Baer Group Ltd.	17,092	821,373
Kuehne & Nagel International AG, Registered Shares	4,111	540,347
Lindt & Spruengli AG	62	279,471
Lindt & Spruengli AG, Registered Shares	8	431,366
Lonza Group AG, Registered Shares (a)	3,900	370,629
Nestle SA, Registered Shares	239,820	17,576,412
Novartis AG, Registered Shares	171,062	13,710,501
Pargesa Holding SA, Bearer Shares	2,037	164,068
Partners Group Holding AG	1,231	328,294
Roche Holding AG	52,247	14,635,752
Schindler Holding AG, Participation Certificates	3,448	507,593
Schindler Holding AG, Registered Shares	1,514	223,351
SGS SA, Registered Shares	402	925,505
Sika AG	161	573,715
Sonova Holding AG, Registered Shares	3,804	512,949
Sulzer AG, Registered Shares	1,732	279,859
The Swatch Group AG, Bearer Shares	2,298	1,523,122
The Swatch Group AG, Registered Shares	3,248	366,124
Swiss Life Holding AG, Registered Shares (a)	2,392	497,296
Swiss Prime Site AG, Registered Shares	3,972	307,587
Swiss Re AG (a)	26,189	2,414,322
Swisscom AG, Registered Shares	1,727	912,709
Syngenta AG, Registered Shares	6,916	2,757,387

Common Stocks	Shares	Value
Switzerland (concluded)
Transocean Ltd.	27,057	$1,324,159
UBS AG, Registered Shares (a)	271,218	5,193,103
Wolseley PLC	19,731	1,121,769
Zurich Insurance Group AG (a)	11,049	3,204,916

		93,607,323

United Kingdom — 20.7%
3i Group PLC	70,067	447,724
Aberdeen Asset Management PLC	73,333	609,812
Admiral Group PLC	14,967	325,340
Aggreko PLC	20,368	577,649
AMEC PLC	21,725	392,240
Anglo American PLC	103,856	2,272,921
Antofagasta PLC	30,354	416,138
ARM Holdings PLC	103,058	1,873,891
Associated British Foods PLC	26,231	1,063,816
AstraZeneca PLC	93,138	5,525,593
Aviva PLC	221,118	1,654,283
Babcock International Group PLC	27,208	611,365
BAE Systems PLC	240,586	1,735,778
Barclays PLC	1,136,310	5,138,260
BG Group PLC	253,167	5,447,736
BHP Billiton PLC	157,050	4,873,245
BP PLC	1,401,752	11,359,956
British American Tobacco PLC	141,502	7,594,990
British Land Co. PLC	72,069	751,354
British Sky Broadcasting Group PLC	75,937	1,061,312
BT Group PLC	588,023	3,708,037
Bunzl PLC	24,510	589,001
Burberry Group PLC	32,570	820,611
The Capita Group PLC	49,602	853,809
Capital Shopping Centres Group PLC	47,929	246,036
Carnival PLC	13,871	574,232
Centrica PLC	382,925	2,208,184
Cobham PLC	76,587	348,634
Compass Group PLC	134,429	2,158,241
Croda International PLC	10,030	408,852
Diageo PLC	186,717	6,187,535
Direct Line Insurance Group PLC	88,616	366,272
easyJet PLC	11,381	290,068
Experian PLC	74,703	1,379,940
Fresnillo PLC	14,993	186,422
G4S PLC	112,138	487,929
GKN PLC	124,794	773,314
GlaxoSmithKline PLC	364,295	9,733,040
Hammerson PLC	54,580	454,388
Hargreaves Lansdown PLC	16,465	369,833
HSBC Holdings PLC	1,387,381	15,225,321
ICAP PLC	39,581	296,458
IMI PLC	23,461	594,125
Imperial Tobacco Group PLC	72,350	2,804,872
Inmarsat PLC	34,560	433,322
InterContinental Hotels Group PLC	19,592	653,518
Intertek Group PLC	12,142	633,707
Invensys PLC	47,023	397,468
Investec PLC	44,955	326,498
ITV PLC	280,940	904,105
J. Sainsbury PLC	92,923	562,391
Johnson Matthey PLC	15,552	846,229
Kingfisher PLC	177,342	1,132,158
Land Securities Group PLC	57,628	920,579
Legal & General Group PLC	439,732	1,625,451
Lloyds Banking Group PLC (a)	3,714,728	4,874,415
London Stock Exchange Group PLC	12,540	360,731
Marks & Spencer Group PLC	118,310	849,571
Meggitt PLC	57,779	505,880
Melrose Industries PLC	95,208	483,021

See Notes to Financial Statements.

61	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
National Grid PLC	276,142	$3,611,719
Next PLC	11,551	1,044,112
Old Mutual PLC	364,246	1,142,860
Pearson PLC	60,830	1,356,255
Persimmon PLC (a)	23,691	487,068
Petrofac Ltd.	18,345	371,832
Prudential PLC	190,300	4,252,061
Randgold Resources Ltd.	6,652	418,295
Reckitt Benckiser Group PLC	48,087	3,819,833
Reed Elsevier PLC	88,205	1,315,455
Resolution Ltd.	103,825	609,429
Rexam PLC	60,750	534,490
Rio Tinto PLC	94,538	5,342,308
Rolls-Royce Holdings PLC (a)	139,797	2,956,897
Royal Bank of Scotland Group PLC (a)	159,698	899,389
Royal Dutch Shell PLC, Class A	284,193	10,184,981
Royal Dutch Shell PLC, Class B	186,875	7,048,956
RSA Insurance Group PLC	270,691	409,701
SABMiller PLC	71,528	3,681,909
The Sage Group PLC	83,955	562,009
Schroders PLC	7,851	338,608
Segro PLC	52,071	288,223
Serco Group PLC	38,098	314,937
Severn Trent PLC	18,244	515,811
Smith & Nephew PLC	66,782	953,826
Smiths Group PLC	29,585	726,478
SSE PLC	71,075	1,615,122
Standard Chartered PLC	180,208	4,070,349
Standard Life PLC	176,596	1,054,613
Tate & Lyle PLC	35,338	474,038
Tesco PLC	600,883	3,336,903
Travis Perkins PLC	18,654	579,468
Tui Travel PLC	31,441	215,510
Tullow Oil PLC	67,721	961,137
Unilever PLC	95,432	3,926,626
United Utilities Group PLC	51,724	575,872
Vodafone Group PLC	3,603,092	14,186,057

Common Stocks	Shares	Value
United Kingdom (concluded)
The Weir Group PLC	16,177	$572,765
Whitbread PLC	13,356	831,202
William Hill PLC	61,664	411,073
WM Morrison Supermarkets PLC	168,238	728,271
WPP PLC	98,943	2,266,184

		209,300,233

Total Common Stocks — 97.4%		986,256,244

Preferred Stocks — 0.0%
Germany — 0.0%
Fuchs Petrolub SE, Preference Shares	2,547	249,519

Rights — 0.0%
Spain — 0.0%
Repsol SA, (Expires 01/09/14) (a)	62,584	42,704

Total Long-Term Investments (Cost — $684,439,924) — 97.4%		986,548,467

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.15% (c)(d)	587,542	587,542

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$ 529	528,856

Total Short-Term Securities (Cost — $1,116,398) — 0.1%		1,116,398

Total Investments (Cost — $685,556,322*) — 97.5%		987,664,865
Other Assets Less Liabilities — 2.5%		25,149,144

Net Assets — 100.0%		$1,012,814,009

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$730,680,270

Gross unrealized appreciation	$319,181,483
Gross unrealized depreciation	(62,196,888)

Net unrealized appreciation	$256,984,595

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity		Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	—	587,542	[1]	587,542	$2,127
BlackRock Liquidity Series, LLC, Money Market Series	—	$528,856	[1]	$528,856	$11,250

[1]	Represents net shares/beneficial interest purchased.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	62

Schedule of Investments (continued)	Master International Index Series

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
64	Nikkei 225 Index	Singapore Exchange	March 2014	$4,939,322	$154,671
28	SPI 200 Index	Australian Securities Exchange	March 2014	$3,323,910	113,554
173	Euro Stoxx 50 Index	Eurex Mercantile	March 2014	$7,396,916	264,515
70	FTSE 100 Index	Euronext Liffe	March 2014	$7,763,507	225,975

Total					$758,715

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 110,231	EUR	80,000	Deutsche Bank Securities, Inc.	1/02/14	$175

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assump- tions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$1,063,976	$71,900,776	$11	$72,964,763
Austria	653,135	1,957,459	1	2,610,595
Belgium	211,892	11,508,518	—	11,720,410
Denmark	6,237,410	5,297,037	—	11,534,447
Finland	1,036,083	7,861,772	—	8,897,855
France	580,677	97,931,718	—	98,512,395
Germany	867,820	91,697,901	—	92,565,721
Hong Kong	268,335	27,766,990	—	28,035,325
Ireland	755,005	4,372,738	—	5,127,743
Israel	—	4,397,925	—	4,397,925
Italy	—	21,179,739	—	21,179,739
Japan	627,959	205,841,467	—	206,469,426
Luxembourg	—	364,225	—	364,225
Netherlands	1,098,868	27,419,219	—	28,518,087
New Zealand	—	1,143,404	—	1,143,404
Norway	—	7,986,571	—	7,986,571
Portugal	—	1,719,558	—	1,719,558
Singapore	—	14,542,165	—	14,542,165
Spain	491,289	32,641,244	—	33,132,533
Sweden	—	31,925,801	—	31,925,801
Switzerland	1,435,580	92,171,743	—	93,607,323
United Kingdom	2,524,054	206,776,179	—	209,300,233
Preferred Stocks	—	249,519	—	249,519
Rights	42,704	—	—	42,704
Short-Term Securities	587,542	528,856	—	1,116,398

Total	$18,482,329	$969,182,524	$12	$987,664,865

See Notes to Financial Statements.

63	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master International Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$758,715	—	—	$758,715
Foreign currency exchange contracts	175	—	—	175

Total	$758,890	—	—	$758,890

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Series’ assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,604,000	—	—	$1,604,000
Foreign currency at value	19,997,903	—	—	19,997,903
Liabilities:
Bank overdraft	—	$(1,018,673)	—	(1,018,673)
Collateral on securities loaned at value		(528,856)		(528,856)

Total	$21,601,903	$(1,547,529)	—	$20,054,374

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Series values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, securities with a value of $11,767,681 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of December 31, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the year ended December 31, 2013.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	64

Schedule of Investments December 31, 2013	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.5%
Constant Contact, Inc. (a)	15,206	$472,450
Digital Generation, Inc. (a)	12,141	154,798
Harte-Hanks, Inc.	21,119	165,151
Marchex, Inc., Class B (a)	10,966	94,856
Marin Software, Inc. (a)	4,389	44,943
Marketo, Inc. (a)	3,389	125,630
MDC Partners, Inc., Class A	18,726	477,688
National CineMedia, Inc.	29,912	597,044
QuinStreet, Inc. (a)	15,113	131,332
ReachLocal, Inc. (a)	5,016	63,753
Valassis Communications, Inc.	19,244	659,107
ValueClick, Inc. (a)	33,035	772,028
Viad Corp.	10,139	281,661

		4,040,441

Aerospace — 1.4%
AAR Corp.	19,683	551,321
Aerovironment, Inc. (a)	9,191	267,734
API Technologies Corp. (a)	15,396	52,500
Astronics Corp. (a)	7,443	379,593
Cubic Corp.	9,839	518,122
Curtiss-Wright Corp.	23,144	1,440,251
Ducommun, Inc. (a)	5,313	158,380
Erickson Air-Crane, Inc. (a)(b)	1,802	37,464
Esterline Technologies Corp. (a)	15,460	1,576,302
GenCorp, Inc. (a)	29,928	539,303
HEICO Corp.	32,789	1,900,123
Kaman Corp.	13,417	533,057
Kratos Defense & Security Solutions, Inc. (a)	21,993	168,906
LMI Aerospace, Inc. (a)	5,034	74,201
Moog, Inc., Class A (a)	22,380	1,520,497
Orbital Sciences Corp. (a)	29,675	691,427
Teledyne Technologies, Inc. (a)	18,457	1,695,460

		12,104,641

Agriculture, Fishing & Ranching — 0.5%
Alico, Inc.	1,389	53,991
The Andersons, Inc.	9,247	824,555
Cal-Maine Foods, Inc.	7,379	444,437
Calavo Growers, Inc.	6,105	184,737
Fresh Del Monte Produce, Inc.	18,772	531,248
Limoneira Co.	4,843	128,775
Pilgrim’s Pride Corp. (a)	29,956	486,785
Sanderson Farms, Inc.	11,388	823,694
Seaboard Corp. (a)	144	402,476

		3,880,698

Air Transport — 0.8%
Air Transport Services Group, Inc. (a)	25,781	208,568
Allegiant Travel Co.	7,416	781,943
Atlas Air Worldwide Holdings, Inc. (a)	12,803	526,843
Bristow Group, Inc.	17,849	1,339,746
Era Group, Inc. (a)	9,979	307,952
Hawaiian Holdings, Inc. (a)	25,811	248,560
JetBlue Airways Corp. (a)	114,969	982,985
PHI, Inc. (a)	6,241	270,859
Republic Airways Holdings, Inc. (a)	24,369	260,505
SkyWest, Inc.	25,739	381,709
Spirit Airlines, Inc. (a)	29,794	1,352,946

		6,662,616

Alternative Energy — 0.1%
Ameresco, Inc., Class A (a)	9,514	91,905
Amyris, Inc. (a)(b)	12,802	67,723
EnerNOC, Inc. (a)	13,041	224,436
Green Plains Renewable Energy, Inc.	12,525	242,860
REX American Resources Corp. (a)	2,643	118,168

Common Stocks	Shares	Value
Alternative Energy (concluded)
Solazyme, Inc. (a)(b)	24,022	$261,599

		1,006,691

Aluminum — 0.1%
Century Aluminum Co. (a)	25,577	267,535
Kaiser Aluminum Corp.	9,350	656,744
Noranda Aluminum Holding Corp.	16,676	54,864

		979,143

Asset Management & Custodian — 1.2%
Apollo Investment Corp.	111,476	945,316
Arlington Asset Investment Corp.	6,742	177,921
Calamos Asset Management, Inc., Class A	9,690	114,730
Capital Southwest Corp.	6,776	236,279
CIFC Corp.	3,260	25,363
Cohen & Steers, Inc.	9,323	373,479
Cowen Group, Inc., Class A (a)	48,559	189,866
Diamond Hill Investment Group, Inc.	1,405	166,268
Fifth Street Finance Corp.	67,934	628,389
Financial Engines, Inc.	24,171	1,679,401
GAMCO Investors, Inc., Class A	2,983	259,432
Golub Capital BDC, Inc.	18,607	355,580
GSV Capital Corp. (a)(b)	9,389	113,513
Horizon Technology Finance Corp.	4,080	57,977
JMP Group, Inc.	7,472	55,293
KCAP Financial, Inc.	13,867	111,907
KCG Holdings, Inc., Class A (a)	35,142	420,298
Manning & Napier, Inc.	6,578	116,102
MCG Capital Corp.	36,063	158,677
Medley Capital Corp.	20,140	278,939
MVC Capital, Inc.	10,938	147,663
New Mountain Finance Corp.	22,629	340,340
NGP Capital Resources Co.	10,231	76,426
Oppenheimer Holdings, Inc., Class A	4,788	118,647
Pzena Investment Management, Inc., Class A	5,547	65,233
RCS Capital Corp., Class A	902	16,552
Resource America, Inc., Class A	5,795	54,241
Silvercrest Asset Management Group, Inc., Class A	2,664	45,421
Solar Capital Ltd.	22,506	507,510
Solar Senior Capital Ltd.	5,624	102,469
TCP Capital Corp.	17,803	298,734
THL Credit, Inc.	17,037	280,940
TICC Capital Corp.	26,213	271,042
Virtus Investment Partners, Inc. (a)	3,336	667,367
Westwood Holdings Group, Inc.	3,472	214,952
WhiteHorse Finance, Inc.	3,247	49,062
WisdomTree Investments, Inc. (a)	49,689	879,992

		10,601,321

Auto Parts — 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	33,250	679,963
Dana Holding Corp.	72,618	1,424,765
Dorman Products, Inc. (a)	12,463	698,800
Federal-Mogul Corp. (a)	9,843	193,710
Fox Factory Holding Corp. (a)	4,779	84,206
Fuel Systems Solutions, Inc. (a)	6,784	94,094
Gentherm, Inc. (a)	16,532	443,223
Meritor, Inc. (a)	48,250	503,248
Remy International, Inc.	6,773	157,946
Standard Motor Products, Inc.	9,800	360,640
Stoneridge, Inc. (a)	14,193	180,961
Superior Industries International, Inc.	11,596	239,225
Tenneco, Inc. (a)	30,068	1,700,947
Tower International, Inc. (a)	2,943	62,980

		6,824,708

Auto Services — 0.1%
Cooper Tire & Rubber Co.	31,353	753,726

See Notes to Financial Statements.

65	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Back Office Support, HR & Consulting — 2.1%
The Advisory Board Co. (a)	17,541	$1,116,835
Angie’s List, Inc. (a)(b)	20,960	317,544
Barrett Business Services, Inc.	3,492	323,848
CBIZ, Inc. (a)(b)	17,287	157,657
CDI Corp.	7,190	133,231
Convergys Corp.	51,934	1,093,211
The Corporate Executive Board Co.	16,613	1,286,345
CoStar Group, Inc. (a)	14,097	2,602,024
CRA International, Inc. (a)	4,865	96,327
Dice Holdings, Inc. (a)	19,375	140,469
ExlService Holdings, Inc. (a)	16,171	446,643
Forrester Research, Inc.	6,236	238,589
FTI Consulting, Inc. (a)	19,935	820,126
GP Strategies Corp. (a)	7,306	217,646
The Hackett Group, Inc.	12,500	77,625
Heidrick & Struggles International, Inc.	9,051	182,287
Huron Consulting Group, Inc. (a)	11,516	722,284
ICF International, Inc. (a)	9,758	338,700
Innovative Solutions & Support, Inc. (a)	6,095	44,433
Insperity, Inc.	11,170	403,572
Kelly Services, Inc., Class A	13,425	334,819
Kforce, Inc.	13,569	277,622
Korn/Ferry International (a)	24,121	630,041
Liquidity Services, Inc. (a)(b)	12,341	279,647
MAXIMUS, Inc.	33,752	1,484,750
Monster Worldwide, Inc. (a)(b)	52,078	371,316
Navigant Consulting, Inc. (a)	24,935	478,752
On Assignment, Inc. (a)	22,650	790,938
PRGX Global, Inc. (a)	13,940	93,677
Resources Connection, Inc.	20,287	290,713
RPX Corp. (a)	16,069	271,566
ServiceSource International, Inc. (a)	30,279	253,738
Sykes Enterprises, Inc. (a)	19,450	424,204
TeleTech Holdings, Inc. (a)	9,867	236,216
TrueBlue, Inc. (a)	20,167	519,905
WageWorks, Inc. (a)	12,338	733,371

		18,230,671

Banks: Diversified — 7.3%
1st Source Corp.	7,583	242,201
1st United Bancorp, Inc.	14,548	110,710
Access National Corp.	3,636	54,358
Ambac Financial Group, Inc. (a)	20,755	509,743
American National Bankshares, Inc.	3,902	102,427
Ameris Bancorp (a)	11,937	251,990
Ames National Corp.	4,575	102,434
Arrow Financial Corp.	5,540	147,142
Bancfirst Corp.	3,592	201,368
Banco Latinoamericano de Comercio Exterior SA	14,702	411,950
The Bancorp, Inc. (a)	16,355	292,918
BancorpSouth, Inc.	47,142	1,198,350
Bank of Kentucky Financial Corp.	3,031	111,844
Bank of Marin Bancorp	3,048	132,253
Bank of the Ozarks, Inc.	15,436	873,523
Banner Corp.	9,716	435,471
Bar Harbor Bankshares	1,958	78,300
BBCN Bancorp, Inc.	39,201	650,345
BBX Capital Corp. (a)	3,493	54,491
BNC Bancorp	9,263	158,768
Boston Private Financial Holdings, Inc.	39,679	500,749
Bridge Bancorp, Inc.	5,742	149,292
Bridge Capital Holdings (a)	4,700	96,538
Bryn Mawr Bank Corp.	6,844	206,552
C&F Financial Corp.	1,600	73,072
Camden National Corp.	3,915	165,291
Capital City Bank Group, Inc. (a)	6,067	71,409
Capitol Federal Financial, Inc.	73,946	895,486

Common Stocks	Shares	Value
Banks: Diversified (continued)
Cardinal Financial Corp.	15,181	$273,258
Cascade Bancorp (a)	3,048	15,941
Cathay General Bancorp	39,084	1,044,715
Center Bancorp, Inc.	5,783	108,489
Centerstate Banks, Inc.	14,779	150,007
Central Pacific Financial Corp.	10,999	220,860
Century Bancorp, Inc., Class A	1,631	54,231
Charter Financial Corp.	10,947	117,899
Chemical Financial Corp.	14,721	466,214
Chemung Financial Corp.	1,799	61,472
Citizens & Northern Corp.	6,429	132,630
City Holding Co.	7,855	363,922
CNB Financial Corp.	7,128	135,432
CoBiz Financial, Inc.	17,763	212,445
Columbia Banking System, Inc.	25,366	697,819
Community Bank System, Inc.	19,907	789,910
Community Trust Bancorp, Inc.	7,060	318,830
CommunityOne Bancorp (a)	5,236	66,759
CU Bancorp (a)	4,598	80,373
Customers Bancorp, Inc. (a)	10,043	205,480
CVB Financial Corp.	45,648	779,211
Eagle Bancorp, Inc. (a)	11,079	339,350
Enterprise Bancorp, Inc.	3,579	75,767
Enterprise Financial Services Corp.	9,721	198,503
EverBank Financial Corp.	39,786	729,675
Farmers Capital Bank Corp. (a)	3,635	79,061
Fidelity Southern Corp.	7,124	118,330
Financial Institutions, Inc.	6,979	172,451
First Bancorp, Inc.	4,751	82,762
First Bancorp, North Carolina	9,676	160,815
First BanCorp, Puerto Rico (a)	36,101	223,465
First Busey Corp.	36,699	212,854
First Commonwealth Financial Corp.	48,770	430,151
First Community Bancshares, Inc.	8,706	145,390
First Connecticut Bancorp, Inc.	8,247	132,942
First Financial Bancorp	29,055	506,429
First Financial Bankshares, Inc.	15,648	1,037,775
First Financial Corp.	5,724	209,269
First Financial Holdings, Inc.	11,938	793,996
First Interstate Bancsystem, Inc.	8,825	250,365
First Merchants Corp.	17,413	396,320
First Midwest Bancorp, Inc.	37,306	653,974
First NBC Bank Holding Co. (a)	2,082	67,249
The First of Long Island Corp.	4,022	172,423
First Security Group, Inc. (a)	31,778	73,089
FirstMerit Corp.	82,062	1,824,238
Flagstar Bancorp, Inc. (a)	9,986	195,925
FNB Corp.	74,645	942,020
German American Bancorp, Inc.	6,387	182,029
Glacier Bancorp, Inc.	35,701	1,063,533
Guaranty Bancorp	7,158	100,570
Hampton Roads Bankshares, Inc. (a)	17,184	30,072
Hancock Holding Co.	41,955	1,538,909
Hanmi Financial Corp.	15,749	344,746
Heartland Financial USA, Inc.	7,484	215,464
Heritage Commerce Corp.	10,154	83,669
Heritage Oaks Bancorp (a)	9,840	73,800
Home BancShares, Inc.	22,407	836,901
Horizon Bancorp	4,269	108,134
Hudson Valley Holding Corp.	8,325	169,414
Iberiabank Corp.	14,751	927,100
Independent Bank Corp.	11,855	464,597
Independent Bank Group, Inc.	1,891	93,907
International Bancshares Corp.	26,583	701,525
Intervest Bancshares Corp. (a)	8,775	65,900
Investors Bancorp, Inc.	24,998	639,459
Janus Capital Group, Inc.	73,868	913,747

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	66

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (continued)
Lakeland Bancorp, Inc.	18,004	$222,709
Lakeland Financial Corp.	8,231	321,009
LCNB Corp.	3,650	65,225
Macatawa Bank Corp. (a)	11,650	58,250
MainSource Financial Group, Inc.	10,259	184,970
MB Financial, Inc.	27,206	873,041
Mercantile Bank Corp.	4,249	91,693
Merchants Bancshares, Inc.	2,817	94,369
Meridian Interstate Bancorp, Inc. (a)	4,034	91,088
Metro Bancorp, Inc. (a)	6,904	148,712
MetroCorp Bancshares, Inc.	7,804	117,606
Middleburg Financial Corp.	2,600	46,904
MidSouth Bancorp, Inc.	4,076	72,797
NASB Financial, Inc.	2,024	61,125
National Bank Holdings Corp., Class A	22,642	484,539
National Bankshares, Inc.	3,441	126,938
National Penn Bancshares, Inc.	58,427	661,978
NBT Bancorp, Inc.	21,898	567,158
NewBridge Bancorp (a)	12,256	91,920
Northrim BanCorp, Inc.	3,211	84,257
OFG Bancorp	22,703	393,670
Old National Bancorp	50,421	774,971
Pacific Continental Corp.	8,778	139,921
Pacific Premier Bancorp, Inc. (a)	7,994	125,826
PacWest Bancorp	18,871	796,734
Palmetto Bancshares, Inc. (a)	2,200	28,512
Park National Corp.	5,779	491,620
Park Sterling Corp.	22,514	160,750
Peapack Gladstone Financial Corp.	4,436	84,728
Penns Woods Bancorp, Inc.	2,391	121,941
Peoples Bancorp, Inc.	5,327	119,911
Pinnacle Financial Partners, Inc.	17,420	566,673
Preferred Bank (a)	5,701	114,305
PrivateBancorp, Inc.	32,189	931,228
Prosperity Bancshares, Inc.	29,827	1,890,734
Provident Financial Services, Inc.	29,670	573,224
Renasant Corp.	15,223	478,916
Republic Bancorp, Inc., Class A	4,865	119,387
Rockville Financial, Inc.	13,098	186,123
S&T Bancorp, Inc.	14,831	375,373
Sandy Spring Bancorp, Inc.	12,463	351,332
Seacoast Banking Corp. of Florida (a)	8,957	109,280
Sierra Bancorp	5,953	95,784
Simmons First National Corp., Class A	8,275	307,416
Southside Bancshares, Inc.	9,012	246,388
Southwest Bancorp, Inc. (a)	9,942	158,277
State Bank Financial Corp.	16,015	291,313
StellarOne Corp.	11,348	273,146
Stellus Capital Investment Corp.	5,764	86,172
Sterling Financial Corp.	16,794	572,340
Suffolk Bancorp (a)	5,661	117,749
Sun Bancorp, Inc. (a)	19,879	69,974
Susquehanna Bancshares, Inc.	92,458	1,187,161
SY Bancorp, Inc.	7,062	225,419
Taylor Capital Group, Inc. (a)	8,654	230,023
Texas Capital Bancshares, Inc. (a)(b)	20,207	1,256,875
Tompkins Financial Corp.	7,242	372,166
TowneBank	13,312	204,872
Trico Bancshares	8,032	227,868
Tristate Capital Holdings, Inc. (a)	3,203	37,988
TrustCo Bank Corp. NY	47,087	338,085
Trustmark Corp.	33,425	897,127
UMB Financial Corp.	17,678	1,136,342
Umpqua Holdings Corp.	55,556	1,063,342
Union First Market Bankshares Corp.	10,171	252,343
United Bankshares, Inc.	10,792	339,408

Common Stocks	Shares	Value
Banks: Diversified (concluded)
United Community Banks, Inc. (a)	20,740	$368,135
United Community Financial Corp. (a)	23,858	85,173
Univest Corp. of Pennsylvania	8,567	177,166
VantageSouth Bancshares, Inc. (a)	5,886	31,019
Virginia Commerce Bancorp, Inc. (a)	13,441	228,363
Washington Banking Co.	7,920	140,422
Washington Trust Bancorp, Inc.	7,283	271,073
Webster Financial Corp.	44,726	1,394,557
WesBanco, Inc.	12,935	413,920
West BanCorp., Inc.	7,044	111,436
Westamerica BanCorp.	13,465	760,234
Western Alliance Bancorp (a)	36,699	875,638
Wilshire Bancorp, Inc. (b)	33,671	368,024
Wintrust Financial Corp.	18,396	848,424
Yadkin Financial Corp. (a)	7,017	119,570

		62,935,115

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Apollo Residential Mortgage, Inc.	15,550	229,829
Astoria Financial Corp.	43,819	606,017
Banc of California, Inc.	8,473	113,623
Bank Mutual Corp.	22,798	159,814
BankFinancial Corp.	10,098	92,498
Beneficial Mutual Bancorp, Inc. (a)	15,591	170,254
Berkshire Hills Bancorp, Inc.	12,585	343,193
BofI Holding, Inc. (a)	5,988	469,639
Brookline Bancorp, Inc.	35,068	335,601
Clifton Savings Bancorp, Inc.	4,201	53,773
Dime Community Bancshares, Inc.	15,948	269,840
Doral Financial Corp. (a)	3,224	50,488
ESB Financial Corp.	6,202	88,068
ESSA Bancorp, Inc.	4,202	48,575
First Defiance Financial Corp.	4,747	123,280
First Federal Bancshares of Arkansas, Inc. (a)	1,552	13,502
First Financial Northwest, Inc.	7,377	76,499
Flushing Financial Corp.	15,391	318,594
Fox Chase Bancorp, Inc.	5,936	103,168
Franklin Financial Corp. (a)	5,138	101,630
Great Southern Bancorp, Inc.	5,246	159,531
Heritage Financial Corp.	7,858	134,450
Hingham Institution for Savings	593	46,545
Home Bancorp, Inc. (a)	3,121	58,831
Home Federal Bancorp, Inc.	7,055	105,120
Home Loan Servicing Solutions Ltd.	35,287	810,542
HomeStreet, Inc.	6,263	125,260
Kearny Financial Corp. (a)	6,957	80,910
Northfield Bancorp, Inc.	29,067	383,684
Northwest Bancshares, Inc.	46,590	688,600
OceanFirst Financial Corp.	6,773	116,021
OmniAmerican Bancorp, Inc. (a)	5,579	119,279
Oritani Financial Corp.	22,744	365,041
Provident Financial Holdings, Inc.	4,463	66,945
Sterling Bancorp	41,547	555,483
Territorial Bancorp, Inc.	5,142	119,294
United Financial Bancorp, Inc.	9,919	187,370
ViewPoint Financial Group, Inc.	19,878	545,651
Waterstone Financial, Inc. (a)	3,518	39,050
Westfield Financial, Inc.	8,785	65,536
WSFS Financial Corp.	3,909	303,065

		8,844,093

Beverage: Brewers & Distillers — 0.1%
The Boston Beer Co., Inc., Class A (a)	4,069	983,843
Craft Brew Alliance, Inc. (a)	5,092	83,611

		1,067,454

See Notes to Financial Statements.

67	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Beverage: Soft Drinks — 0.0%
Coca-Cola Bottling Co. Consolidated	2,340	$171,264
Farmer Bros Co. (a)	2,849	66,268
National Beverage Corp. (a)	5,448	109,832

		347,364

Biotechnology — 4.1%
Acceleron Pharma, Inc. (a)	3,118	123,473
Accelrys, Inc. (a)	27,702	264,277
Acorda Therapeutics, Inc. (a)	20,106	587,095
Aegerion Pharmaceuticals, Inc. (a)	14,255	1,011,535
Albany Molecular Research, Inc. (a)	11,255	113,450
Alimera Sciences, Inc. (a)	8,369	39,418
Alnylam Pharmaceuticals, Inc. (a)	28,730	1,848,201
AMAG Pharmaceuticals, Inc. (a)	10,697	259,616
Amicus Therapeutics, Inc. (a)	14,954	35,142
Arena Pharmaceuticals, Inc. (a)(b)	107,844	630,887
Arqule, Inc. (a)	28,755	61,823
Array BioPharma, Inc. (a)	61,436	307,794
AVEO Pharmaceuticals, Inc. (a)	24,861	45,744
BIND Therapeutics, Inc. (a)	2,576	38,872
BioDelivery Sciences International, Inc. (a)	14,514	85,488
Biotime, Inc. (a)(b)	17,902	64,447
Bluebird Bio, Inc. (a)	3,302	69,276
Cell Therapeutics, Inc. (a)	63,186	121,317
Celldex Therapeutics, Inc. (a)	44,106	1,067,806
Cellular Dynamics International, Inc. (a)	1,821	30,065
Cepheid, Inc. (a)	33,178	1,550,076
Chelsea Therapeutics International Ltd. (a)	39,248	173,869
ChemoCentryx, Inc. (a)	12,012	69,550
Clovis Oncology, Inc. (a)	8,882	535,318
Cornerstone Therapeutics, Inc. (a)	4,237	40,209
Coronado Biosciences, Inc. (a)(b)	12,937	34,024
Curis, Inc. (a)	41,675	117,524
Cytokinetics, Inc. (a)	12,884	83,746
Cytori Therapeutics, Inc. (a)	30,640	78,745
Dendreon Corp. (a)(b)	78,577	234,945
Durata Therapeutics, Inc. (a)	6,324	80,884
Dyax Corp. (a)	59,894	451,002
Dynavax Technologies Corp. (a)	130,692	256,156
Emergent Biosolutions, Inc. (a)	13,611	312,917
Enzon Pharmaceuticals, Inc.	18,630	21,611
Epizyme, Inc. (a)(b)	2,864	59,571
Exact Sciences Corp. (a)	34,864	407,560
Exelixis, Inc. (a)(b)	91,157	558,792
Fibrocell Science, Inc. (a)	10,720	43,523
Five Prime Therapeutics, Inc. (a)	2,724	45,736
Foundation Medicine, Inc. (a)	3,345	79,678
Furiex Pharmaceuticals, Inc. (a)	3,338	140,229
Galena Biopharma, Inc. (a)(b)	50,839	252,161
GenMark Diagnostics, Inc. (a)	17,754	236,306
Genomic Health, Inc. (a)	8,319	243,497
Geron Corp. (a)	64,669	306,531
GTx, Inc. (a)	12,898	21,282
Halozyme Therapeutics, Inc. (a)	43,999	659,545
Harvard Apparatus Regenerative Technology, Inc. (a)	3,028	14,383
Harvard Bioscience, Inc. (a)	12,112	56,926
Horizon Pharma, Inc. (a)	25,715	195,948
Hyperion Therapeutics, Inc. (a)	4,072	82,336
Idenix Pharmaceuticals, Inc. (a)(b)	49,542	296,261
Immunogen, Inc. (a)	41,889	614,512
Immunomedics, Inc. (a)	36,847	169,496
Insmed, Inc. (a)	17,108	291,007
Insys Therapeutics, Inc. (a)	2,460	95,227
Intercept Pharmaceuticals, Inc. (a)	3,556	242,804
InterMune, Inc. (a)	44,307	652,642
Intrexon Corp. (a)	5,824	138,611
KaloBios Pharmaceuticals, Inc. (a)	5,689	25,145

Common Stocks	Shares	Value
Biotechnology (concluded)
Karyopharm Therapeutics, Inc. (a)	3,788	$86,821
Keryx Biopharmaceuticals, Inc. (a)	40,472	524,112
Lexicon Pharmaceuticals, Inc. (a)(b)	113,162	203,692
Ligand Pharmaceuticals, Inc., Class B (a)	8,821	463,985
MacroGenics, Inc. (a)	2,792	76,585
MannKind Corp. (a)(b)	73,759	384,284
Merrimack Pharmaceuticals, Inc. (a)(b)	48,143	257,084
Momenta Pharmaceuticals, Inc. (a)	23,400	413,712
Nanosphere, Inc. (a)	26,758	61,276
Nektar Therapeutics (a)	57,171	648,891
Neurocrine Biosciences, Inc. (a)	33,104	309,191
NewLink Genetics Corp. (a)	8,398	184,840
Novavax, Inc. (a)	92,264	472,392
NPS Pharmaceuticals, Inc. (a)(b)	49,619	1,506,433
Omeros Corp. (a)(b)	14,948	168,763
OncoGenex Pharmaceutical, Inc. (a)	7,155	59,673
OncoMed Pharmaceuticals, Inc. (a)(b)	2,281	67,335
Onconova Therapeutics, Inc. (a)	2,938	33,728
Ophthotech Corp. (a)	4,462	144,346
Opko Health, Inc. (a)(b)	93,333	787,731
Orexigen Therapeutics, Inc. (a)	50,340	283,414
Osiris Therapeutics, Inc. (a)	8,353	134,316
Pacific Biosciences of California, Inc. (a)	23,278	121,744
PDL BioPharma, Inc.	69,496	586,546
Peregrine Pharmaceuticals, Inc. (a)(b)	77,741	108,060
Peregrine Semiconductor Corp. (a)	12,813	94,944
Progenics Pharmaceuticals, Inc. (a)	29,804	158,855
Prothena Corp. PLC (a)	7,082	187,815
PTC Therapeutics, Inc. (a)	4,900	83,153
Puma Biotechnology, Inc. (a)	10,956	1,134,275
Raptor Pharmaceutical Corp. (a)	29,530	384,481
Regulus Therapeutics, Inc. (a)	4,939	36,499
Repligen Corp. (a)	15,619	213,043
Repros Therapeutics, Inc. (a)	11,437	209,297
Rigel Pharmaceuticals, Inc. (a)	42,423	120,906
Rockwell Medical, Inc. (a)(b)	19,548	204,081
RTI Surgical, Inc. (a)	27,404	97,010
Sangamo Biosciences, Inc. (a)	30,240	420,034
Sarepta Therapeutics, Inc. (a)(b)	18,649	379,880
Sequenom, Inc. (a)(b)	56,165	131,426
Stemline Therapeutics, Inc. (a)	4,666	91,454
Sucampo Pharmaceuticals, Inc., Class A (a)	6,668	62,679
Sunesis Pharmaceuticals, Inc. (a)	15,670	74,276
Symmetry Medical, Inc. (a)	18,574	187,226
Synageva BioPharma Corp. (a)(b)	9,521	616,199
Synergy Pharmaceuticals, Inc. (a)	40,222	226,450
Synta Pharmaceuticals Corp. (a)(b)	24,389	127,798
Targacept, Inc. (a)	13,530	56,150
TESARO, Inc. (a)	6,643	187,598
Threshold Pharmaceuticals, Inc. (a)	22,755	106,266
Vanda Pharmaceuticals, Inc. (a)	16,506	204,840
Veracyte, Inc. (a)	2,424	35,148
Verastem, Inc. (a)	8,373	95,452
ViroPharma, Inc. (a)	31,622	1,576,357
West Pharmaceutical Services, Inc.	34,150	1,675,399
Wright Medical Group, Inc. (a)	19,978	613,524
XOMA Corp. (a)	38,392	258,378
ZIOPHARM Oncology, Inc. (a)(b)	40,256	174,711

		35,090,569

Building Materials — 1.1%
Acuity Brands, Inc.	21,173	2,314,632
BlueLinx Holdings, Inc. (a)	16,389	31,959
Builders FirstSource, Inc. (a)	22,425	160,115
Gibraltar Industries, Inc. (a)	15,233	283,182
Griffon Corp.	22,141	292,483
Headwaters, Inc. (a)	36,345	355,818

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	68

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Materials (concluded)
Louisiana-Pacific Corp. (a)	68,930	$1,275,894
LSI Industries, Inc.	10,405	90,211
NCI Building Systems, Inc. (a)	10,405	182,504
Patrick Industries, Inc. (a)	3,237	93,646
PGT, Inc. (a)	16,609	168,083
Quanex Building Products Corp.	18,482	368,161
Revolution Lighting Technologies, Inc. (a)(b)	14,600	50,005
Simpson Manufacturing Co., Inc.	20,080	737,538
Stock Building Supply Holdings, Inc. (a)	3,917	71,368
Texas Industries, Inc. (a)	10,785	741,792
Trex Co., Inc. (a)	8,517	677,357
Watsco, Inc.	12,684	1,218,425

		9,113,173

Building: Climate Control — 0.1%
AAON, Inc.	13,888	443,721
Comfort Systems USA, Inc.	18,459	357,920
Nortek, Inc. (a)	4,458	332,567

		1,134,208

Building: Roofing, Wallboard & Plumbing — 0.2%
Beacon Roofing Supply, Inc. (a)	24,091	970,386
USG Corp. (a)	34,661	983,679

		1,954,065

Casinos & Gambling — 0.3%
Boyd Gaming Corp. (a)	34,592	389,506
Caesars Entertainment Corp. (a)	20,052	431,920
Isle of Capri Casinos, Inc. (a)	10,978	98,802
Monarch Casino & Resort, Inc. (a)	4,268	85,701
Multimedia Games Holding Co., Inc. (a)	14,268	447,444
Pinnacle Entertainment, Inc. (a)	26,441	687,202
Scientific Games Corp., Class A (a)	23,649	400,378

		2,540,953

Cement — 0.0%
US Concrete, Inc. (a)	7,077	160,153

Chemicals: Diversified — 1.2%
Aceto Corp.	13,575	339,511
American Vanguard Corp.	14,176	344,335
Axiall Corp.	34,532	1,638,198
Chemtura Corp. (a)	48,603	1,356,996
Hawkins, Inc.	4,709	175,128
Innophos Holdings, Inc.	10,887	529,108
KMG Chemicals, Inc.	3,932	66,411
Landec Corp. (a)	12,952	156,978
LSB Industries, Inc. (a)	9,475	388,665
Marrone Bio Innovations, Inc. (a)	2,654	47,188
Olin Corp.	39,725	1,146,066
OM Group, Inc. (a)	15,814	575,788
OMNOVA Solutions, Inc. (a)	23,335	212,582
Penford Corp. (a)	4,618	59,341
PolyOne Corp.	49,091	1,735,367
Sensient Technologies Corp.	24,756	1,201,161
Taminco Corp. (a)	7,921	160,083

		10,132,906

Chemicals: Specialty — 0.6%
Advanced Emissions Solutions, Inc. (a)	5,324	288,721
Balchem Corp.	14,656	860,307
Calgon Carbon Corp. (a)	26,726	549,754
FutureFuel Corp.	10,874	171,809
GSE Holding, Inc. (a)	4,000	8,280
Innospec, Inc.	11,643	538,140
Kraton Performance Polymers, Inc. (a)	16,123	371,635
Polypore International, Inc. (a)(b)	23,078	897,734
Quaker Chemical Corp.	6,498	500,801
Stepan Co.	9,318	611,540

Common Stocks	Shares	Value
Chemicals: Specialty (concluded)
Zep, Inc.	11,234	$204,009

		5,002,730

Coal — 0.2%
Arch Coal, Inc.	105,412	469,083
Cloud Peak Energy, Inc. (a)	30,136	542,448
Hallador Energy Co.	4,280	34,497
KiOR, Inc., Class A (a)	21,114	35,471
L&L Energy, Inc. (a)(b)	15,160	25,469
Walter Energy, Inc. (b)	31,073	516,744
Westmoreland Coal Co. (a)	5,657	109,124

		1,732,836

CommercialBanks —0.0%
HomeTrust Bancshares, Inc. (a)	10,082	161,211

Commercial Finance & Mortgage Companies — 0.2%
Capital Bank Financial Corp., Class A (a)	11,708	266,357
Federal Agricultural Mortgage Corp., Class C	5,159	176,696
Garrison Capital, Inc.	2,850	39,558
Medallion Financial Corp.	10,807	155,080
Meta Financial Group, Inc.	2,888	116,473
NewStar Financial, Inc. (a)	13,056	232,005
PennantPark Floating Rate Capital Ltd.	7,085	97,277
PennyMac Financial Services, Inc. (a)(c)	5,912	103,756
RE/MAX Holdings, Inc., Class A (a)	5,821	186,679
Stonegate Mortgage Corp. (a)	3,990	65,955
Walker & Dunlop, Inc. (a)	8,043	130,055

		1,569,891

CommercialServices&Supplies —0.1%
ARC Document Solutions, Inc. (a)	18,908	155,424
Costa, Inc. (a)	4,609	100,153
LifeLock, Inc. (a)	29,965	491,726
National Research Corp. (a)	4,135	77,821
National Research Corp., Class B	588	20,409
Performant Financial Corp. (a)	10,921	112,486

		958,019

Commercial Services: Rental & Leasing — 0.5%
Aircastle Ltd.	33,959	650,654
CAI International, Inc. (a)	8,536	201,193
Electro Rent Corp.	9,473	175,440
H&E Equipment Services, Inc. (a)	14,732	436,509
Marlin Business Services Corp.	4,003	100,876
McGrath RentCorp	12,532	498,774
Mobile Mini, Inc. (a)	18,982	781,679
PHH Corp. (a)	28,297	689,032
TAL International Group, Inc. (a)	16,769	961,702

		4,495,859

Commercial Vehicles & Parts — 0.2%
Accuride Corp. (a)	19,340	72,138
Commercial Vehicle Group, Inc. (a)	11,547	83,947
Miller Industries, Inc.	5,397	100,546
Modine Manufacturing Co. (a)	23,402	300,013
Rush Enterprises, Inc., Class A (a)(b)	17,141	508,231
Spartan Motors, Inc.	16,529	110,744
Wabash National Corp. (a)	33,922	418,937

		1,594,556

Communications Equipment — 0.0%
Ruckus Wireless, Inc. (a)	22,951	325,904

Communications Technology — 2.0%
ADTRAN, Inc.	29,344	792,581
Alliance Fiber Optic Products, Inc.	5,592	84,160
Anaren, Inc. (a)	5,796	162,230
Anixter International, Inc.	13,386	1,202,598
Aruba Networks, Inc. (a)	56,413	1,009,793

See Notes to Financial Statements.

69	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Technology (concluded)
Aviat Networks, Inc. (a)	29,848	$67,456
Bel Fuse, Inc., Class B	4,778	101,819
Black Box Corp.	8,058	240,128
Calix, Inc. (a)	19,970	192,511
Ciena Corp. (a)	50,224	1,201,860
Comtech Telecommunications Corp.	8,380	264,138
Cyan, Inc. (a)	4,039	21,366
Datalink Corp. (a)	9,261	100,945
Digi International, Inc. (a)	12,568	152,324
DigitalGlobe, Inc. (a)	36,821	1,515,184
Emulex Corp. (a)	40,030	286,615
Extreme Networks, Inc. (a)	46,124	322,868
Finisar Corp. (a)(b)	46,223	1,105,654
General Cable Corp.	24,631	724,398
GSI Technology, Inc. (a)	9,841	65,344
Harmonic, Inc. (a)	50,126	369,930
Infinera Corp. (a)	57,370	561,079
InterDigital, Inc.	20,421	602,215
Ixia (a)	27,984	372,467
KVH Industries, Inc. (a)	7,456	97,152
Loral Space & Communications, Inc. (a)	6,477	524,507
NeoPhotonics Corp. (a)	9,801	69,195
Net Element International, Inc. (a)	900	3,933
NETGEAR, Inc. (a)	19,106	629,352
Numerex Corp., Class A (a)	6,739	87,270
Oplink Communications, Inc. (a)	9,496	176,626
Parkervision, Inc. (a)(b)	44,121	200,751
PC-Tel, Inc.	8,840	84,599
Plantronics, Inc.	21,412	994,587
Procera Networks, Inc. (a)	10,331	155,172
QLogic Corp. (a)	44,133	522,093
RingCentral, Inc., Class A (a)	4,183	76,842
Seachange International, Inc. (a)	16,300	198,208
ShoreTel, Inc. (a)	29,200	270,976
Sonus Networks, Inc. (a)(b)	106,733	336,209
TeleNav, Inc. (a)	8,613	56,760
ViaSat, Inc. (a)(b)	19,556	1,225,183
Westell Technologies, Inc., Class A (a)	21,572	87,367

		17,316,445

Computer Services Software & Systems — 6.2%
ACI Worldwide, Inc. (a)(d)	19,698	1,280,370
Actuate Corp. (a)	23,546	181,540
Acxiom Corp. (a)	36,530	1,350,879
American Software, Inc., Class A	11,588	114,374
Aspen Technology, Inc. (a)	46,308	1,935,674
AVG Technologies NV (a)	11,934	205,384
Avid Technology, Inc. (a)	15,631	127,393
Bankrate, Inc. (a)(b)	22,912	411,041
Barracuda Networks, Inc. (a)	2,032	80,630
Bazaarvoice, Inc. (a)	24,011	190,167
Benefitfocus, Inc. (a)	2,561	147,872
Blackbaud, Inc.	22,594	850,664
Blucora, Inc. (a)	20,290	591,656
Bottomline Technologies, Inc. (a)	18,722	676,988
Brightcove, Inc. (a)	14,037	198,483
BroadSoft, Inc. (a)	13,913	380,381
CACI International, Inc., Class A (a)(b)	11,402	834,854
Callidus Software, Inc. (a)	20,029	274,998
CIBER, Inc. (a)	37,341	154,592
CommVault Systems, Inc. (a)	22,972	1,720,143
Computer Task Group, Inc.	7,509	141,920
ComScore, Inc. (a)	17,671	505,567
Cornerstone OnDemand, Inc. (a)	19,965	1,064,933
Covisint Corp. (a)	3,564	44,728
CSG Systems International, Inc.	16,767	492,950
Cvent, Inc. (a)	3,131	113,937

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
DealerTrack Holdings, Inc. (a)	21,509	$1,034,153
Demand Media, Inc. (a)	17,580	101,437
Demandware, Inc. (a)	9,130	585,416
Digimarc Corp.	3,050	58,743
Digital River, Inc. (a)	16,628	307,618
EarthLink, Inc.	51,479	260,999
Ebix, Inc.	15,485	227,939
Endurance International Group Holdings, Inc. (a)	10,944	155,186
Envestnet, Inc. (a)	11,195	451,159
EPAM Systems, Inc. (a)	10,826	378,260
EPIQ Systems, Inc.	15,613	253,087
ePlus, Inc. (a)	1,817	103,278
Guidance Software, Inc. (a)	8,095	81,760
Guidewire Software, Inc. (a)	24,128	1,183,961
ICG Group, Inc. (a)	18,825	350,710
iGATE Corp. (a)	17,222	691,636
Imperva, Inc. (a)	10,014	481,974
Infoblox, Inc. (a)(b)	26,221	865,817
Interactive Intelligence Group, Inc. (a)	7,668	516,517
Internap Network Services Corp. (a)	26,618	200,167
IntraLinks Holdings, Inc. (a)	19,080	231,059
Jive Software, Inc. (a)	19,732	221,985
The KEYW Holding Corp. (a)	15,881	213,441
Limelight Networks, Inc. (a)	25,253	50,001
Lionbridge Technologies, Inc. (a)	29,093	173,394
LivePerson, Inc. (a)	27,322	404,912
LogMeIn, Inc. (a)	12,051	404,311
Luxoft Holding, Inc. (a)	2,270	86,215
Manhattan Associates, Inc. (a)	9,617	1,129,805
Mantech International Corp., Class A	11,848	354,611
Mavenir Systems, Inc. (a)	2,721	30,366
Mentor Graphics Corp.	47,143	1,134,732
Mercury Systems, Inc. (a)	16,162	176,974
MicroStrategy, Inc., Class A (a)	4,481	556,719
Millennial Media, Inc. (a)(b)	17,255	125,444
Mitek Systems, Inc. (a)	12,114	71,957
ModusLink Global Solutions, Inc. (a)	17,803	102,011
Monotype Imaging Holdings, Inc.	18,911	602,505
Netscout Systems, Inc. (a)	17,922	530,312
NIC, Inc.	32,055	797,208
OpenTable, Inc. (a)(b)	11,273	894,738
PDF Solutions, Inc. (a)	12,462	319,276
Pegasystems, Inc.	8,614	423,637
Perficient, Inc. (a)	16,586	388,444
Progress Software Corp. (a)	25,694	663,676
Proofpoint, Inc. (a)	11,388	377,740
PROS Holdings, Inc. (a)	11,134	444,247
PTC, Inc. (a)	59,125	2,092,434
QAD, Inc., Class A	2,825	49,890
QLIK Technologies, Inc. (a)	43,063	1,146,768
RealNetworks, Inc. (a)	10,744	81,117
RealPage, Inc. (a)	23,079	539,587
Reis, Inc. (a)	4,012	77,151
Responsys, Inc. (a)	18,242	500,013
Rocket Fuel, Inc. (a)	2,488	152,987
Sapiens International Corp. NV	9,467	72,991
Sapient Corp. (a)	54,547	946,936
SciQuest, Inc. (a)	11,296	321,710
Shutterstock, Inc. (a)	3,666	306,588
Spark Networks, Inc. (a)	8,520	52,483
SPS Commerce, Inc. (a)	7,937	518,286
SS&C Technologies Holdings, Inc. (a)	28,789	1,274,201
Support.com, Inc. (a)	25,618	97,092
Synchronoss Technologies, Inc. (a)	14,428	448,278
SYNNEX Corp. (a)	13,041	878,963
Syntel, Inc. (a)	7,624	693,403
Tangoe, Inc. (a)(b)	15,381	277,012

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	70

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
TechTarget, Inc. (a)	5,669	$38,889
TeleCommunication Systems, Inc., Class A (a)	23,065	53,511
Textura Corp. (a)	2,682	80,299
Travelzoo, Inc. (a)	3,848	82,039
Tremor Video, Inc. (a)	3,698	21,448
Tyler Technologies, Inc. (a)	15,565	1,589,653
Ultimate Software Group, Inc. (a)	13,656	2,092,372
Unisys Corp. (a)	21,874	734,310
United Online, Inc.	6,553	90,169
Unwired Planet, Inc. (a)	31,168	43,012
VASCO Data Security International, Inc. (a)	14,020	108,375
Verint Systems, Inc. (a)	26,062	1,119,102
VirnetX Holding Corp. (a)(b)	20,942	406,484
Virtusa Corp. (a)	10,110	385,090
Web.com Group, Inc. (a)	20,743	659,420
Wix.com Ltd. (a)	4,041	108,501
Yelp, Inc. (a)	16,058	1,107,199
YuMe, Inc. (a)	2,681	19,973
Zillow, Inc. Class A (a)(b)	11,523	941,775
Zix Corp. (a)	29,988	136,745

		53,617,911

Computer Technology — 0.4%
Cray, Inc. (a)(b)	19,615	538,628
Imation Corp. (a)	16,356	76,546
Immersion Corp. (a)	13,547	140,618
Insight Enterprises, Inc. (a)(b)	21,531	488,969
PC Connection, Inc.	4,484	111,427
Quantum Corp. (a)	103,326	123,991
Radisys Corp. (a)	10,925	25,018
Safeguard Scientifics, Inc. (a)	10,430	209,539
Silicon Graphics International Corp. (a)(b)	16,819	225,543
Super Micro Computer, Inc. (a)	15,817	271,420
Synaptics, Inc. (a)	16,080	833,105
Violin Memory, Inc. (a)	9,218	36,503

		3,081,307

Construction — 0.5%
Aegion Corp. (a)	19,417	425,038
EMCOR Group, Inc.	33,205	1,409,220
Granite Construction, Inc.	19,290	674,764
Great Lakes Dredge & Dock Corp. (a)	29,547	271,833
Orion Marine Group, Inc. (a)	13,673	164,486
Primoris Services Corp.	17,474	543,966
Sterling Construction Co., Inc. (a)	8,035	94,251
Tutor Perini Corp. (a)	18,404	484,025

		4,067,583

Consumer Electronics — 0.2%
RealD, Inc. (a)	20,297	173,336
Skullcandy, Inc. (a)	8,838	63,722
TiVo, Inc. (a)	62,642	821,863
Universal Electronics, Inc. (a)	7,414	282,548
VOXX International Corp. (a)	9,350	156,145
XO Group, Inc. (a)	13,283	197,385
Zagg, Inc. (a)	14,919	64,898

		1,759,897

Consumer Lending — 0.9%
Cash America International, Inc.	14,165	542,519
Credit Acceptance Corp. (a)	3,543	460,555
Encore Capital Group, Inc. (a)	12,387	622,571
Ezcorp, Inc., Class A (a)	25,443	297,429
First Cash Financial Services, Inc. (a)	14,448	893,464
The First Marblehead Corp. (a)	4,544	33,582
Imperial Holdings, Inc. (a)	8,273	54,105
JGWPT Holdings, Inc., Class A, Class A (a)	4,744	82,498

Common Stocks	Shares	Value
Consumer Lending (concluded)
Marcus & Millichap, Inc. (a)	3,302	$49,200
MGIC Investment Corp. (a)(b)	160,370	1,353,523
MoneyGram International, Inc. (a)	10,672	221,764
Nelnet, Inc., Class A	11,320	477,025
Nicholas Financial, Inc.	5,119	80,573
Portfolio Recovery Associates, Inc. (a)	25,075	1,324,963
Regional Management Corp. (a)	2,617	88,795
Springleaf Holdings, Inc. (a)	12,037	304,295
Tree.com, Inc. (a)	3,103	101,903
World Acceptance Corp. (a)	4,297	376,116

		7,364,880

Consumer Services: Miscellaneous — 0.6%
Chuy’s Holdings, Inc. (a)	8,021	288,916
Core-Mark Holding Co., Inc.	5,687	431,814
Del Frisco’s Restaurant Group, Inc. (a)	5,366	126,477
Move, Inc. (a)	19,772	316,154
Nutrisystem, Inc.	14,205	233,530
Sotheby’s	33,743	1,795,128
Steiner Leisure Ltd. (a)	7,253	356,775
WEX, Inc. (a)	19,161	1,897,514

		5,446,308

Containers & Packaging — 0.2%
AEP Industries, Inc. (a)	2,119	111,947
Berry Plastics Group, Inc. (a)	27,306	649,610
Graphic Packaging Holding Co. (a)	96,893	930,173
Myers Industries, Inc.	13,997	295,616
UFP Technologies, Inc. (a)	2,650	66,833

		2,054,179

Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	12,706	450,428
Inter Parfums, Inc.	8,125	290,956
Revlon, Inc., Class A (a)	5,736	143,171

		884,555

Diversified Financial Services — 0.8%
Blackhawk Network Holdings, Inc. (a)	5,787	146,180
California First National Bancorp	1,296	19,570
ConnectOne Bancorp, Inc. (a)	874	34,637
DFC Global Corp. (a)	20,210	231,404
Evercore Partners, Inc., Class A	15,630	934,361
FBR & Co. (a)	4,207	110,981
Fidus Investment Corp.	6,942	150,919
Greenhill & Co., Inc.	13,981	810,059
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,161	99,967
Intersections, Inc.	4,604	35,865
JTH Holding, Inc., Class A (a)	2,247	54,602
Main Street Capital Corp.	19,361	632,911
MidWestOne Financial Group, Inc.	3,319	90,277
Outerwall, Inc. (a)(b)	13,906	935,457
Piper Jaffray Cos. (a)	8,009	316,756
Planet Payment, Inc. (a)	20,448	56,845
Stifel Financial Corp. (a)	31,401	1,504,736
Triangle Capital Corp.	13,700	378,805

		6,544,332

Diversified Manufacturing Operations — 0.5%
AM Castle & Co. (a)	8,451	124,821
Barnes Group, Inc.	26,580	1,018,280
Federal Signal Corp. (a)	30,813	451,411
Lydall, Inc. (a)	8,228	144,977
OSI Systems, Inc. (a)	9,849	523,081
Raven Industries, Inc.	17,988	740,026
Standex International Corp.	6,292	395,641

See Notes to Financial Statements.

71	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Manufacturing Operations (concluded)
Trimas Corp. (a)	22,208	$885,877

		4,284,114

Diversified Materials & Processing — 0.6%
Belden, Inc.	21,751	1,532,358
Cabot Microelectronics Corp. (a)	11,524	526,647
CLARCOR, Inc.	24,534	1,578,763
Encore Wire Corp.	10,213	553,545
Harbinger Group, Inc. (a)	16,470	195,170
Insteel Industries, Inc.	8,962	203,706
Koppers Holdings, Inc.	10,259	469,349
NL Industries, Inc.	3,378	37,766
Tredegar Corp.	12,167	350,531
Uranium Energy Corp. (a)(b)	41,466	82,932

		5,530,767

Diversified Media — 0.0%
EW Scripps Co. (a)	15,505	336,769
Hemisphere Media Group, Inc. (a)	4,143	49,177

		385,946

Diversified Retail — 0.4%
The Bon-Ton Stores, Inc.	6,580	107,122
Fred’s, Inc., Class A	18,204	337,138
Gordmans Stores, Inc.	4,263	32,697
HSN, Inc.	16,728	1,042,155
Overstock.com, Inc. (a)	5,597	172,332
Pricesmart, Inc.	9,328	1,077,757
Tuesday Morning Corp. (a)	21,218	338,639
Valuevision Media, Inc., Class A (a)	19,037	133,069
Winmark Corp.	1,076	99,659

		3,340,568

Drug & Grocery Store Chains — 0.8%
Arden Group, Inc., Class A	562	71,099
Casey’s General Stores, Inc.	18,933	1,330,043
Harris Teeter Supermarkets, Inc.	24,441	1,206,163
Ingles Markets, Inc., Class A	5,946	161,137
The Pantry, Inc. (a)	11,755	197,249
PetMed Express, Inc.	10,169	169,110
Rite Aid Corp. (a)	360,867	1,825,987
Spartan Stores, Inc.	18,161	440,949
Supervalu, Inc. (a)	100,449	732,273
Susser Holdings Corp. (a)	8,927	584,629
Village Super Market, Inc., Class A	3,048	94,519
Weis Markets, Inc.	5,469	287,451

		7,100,609

Education Services — 0.5%
American Public Education, Inc. (a)	8,746	380,189
Bridgepoint Education, Inc. (a)	8,481	150,198
Bright Horizons Family Solutions, Inc. (a)	5,924	217,648
Capella Education Co.	5,482	364,224
Career Education Corp. (a)(b)	27,741	158,124
Chegg, Inc. (a)	7,301	62,131
Corinthian Colleges, Inc. (a)	38,574	68,662
Education Management Corp. (a)	11,775	118,810
Franklin Covey Co. (a)	4,431	88,088
Grand Canyon Education, Inc. (a)	22,462	979,343
HealthStream, Inc. (a)	9,978	326,979
Houghton Mifflin Harcourt Co. (a)	10,547	178,877
ITT Educational Services, Inc. (a)	11,583	388,957
K12, Inc. (a)	13,495	293,516
Lincoln Educational Services Corp.	11,733	58,430
Rosetta Stone, Inc. (a)	5,608	68,530
Strayer Education, Inc. (a)	5,453	187,965
Universal Technical Institute, Inc.	10,727	149,213

		4,239,884

Common Stocks	Shares	Value
Electronic Components — 0.7%
Acacia Research Corp.	24,422	$355,096
Checkpoint Systems, Inc. (a)	20,374	321,298
InvenSense, Inc. (a)(b)	28,136	584,666
Kemet Corp. (a)	21,792	122,907
Methode Electronics, Inc.	18,345	627,215
Multi-Fineline Electronix, Inc. (a)	4,174	57,977
Neonode, Inc. (a)	13,197	83,405
NVE Corp. (a)	2,346	136,725
Park Electrochemical Corp.	10,347	297,166
Rogers Corp. (a)	8,446	519,429
Sanmina Corp. (a)	40,988	684,500
ScanSource, Inc. (a)	13,819	586,340
Sparton Corp. (a)	4,947	138,269
Speed Commerce, Inc. (a)	21,633	101,026
TTM Technologies, Inc. (a)	26,311	225,748
Universal Display Corp. (a)	19,910	684,108
Viasystems Group, Inc. (a)	1,775	24,282

		5,550,157

Electronic Entertainment — 0.1%
DTS, Inc. (a)	9,073	217,570
Glu Mobile, Inc. (a)	31,189	121,325
Take-Two Interactive Software, Inc. (a)	40,099	696,520

		1,035,415

Electronics — 0.4%
Agilysys, Inc. (a)	6,818	94,907
American Science & Engineering, Inc.	4,062	292,099
Coherent, Inc. (a)	12,030	894,912
Control4 Corp. (a)(b)	2,252	39,860
Daktronics, Inc.	18,219	285,674
II-VI, Inc. (a)	25,304	445,350
iRobot Corp. (a)(b)	13,994	486,571
Newport Corp. (a)	19,394	350,450
Richardson Electronics Ltd.	5,364	60,935
Rofin-Sinar Technologies, Inc. (a)	14,015	378,685

		3,329,443

Energy Equipment — 0.4%
C&J Energy Services, Inc. (a)	22,313	515,430
Capstone Turbine Corp. (a)	152,004	196,085
Dynegy, Inc. (a)	49,454	1,064,250
Enphase Energy, Inc. (a)(b)	7,781	49,332
FuelCell Energy, Inc. (a)(b)	77,218	108,878
Matador Resources Co. (a)	28,775	536,366
PowerSecure International, Inc. (a)	10,755	184,663
Silver Spring Networks, Inc. (a)	2,854	59,934
SunPower Corp. (a)	20,385	607,677
Uni-Pixel, Inc. (a)(b)	4,912	49,169

		3,371,784

Energy Equipment & Services — 0.1%
Geospace Technologies Corp. (a)	6,393	606,248
Pioneer Energy Services Corp. (a)	30,930	247,749

		853,997

Engineering & Contracting Services — 0.5%
Argan, Inc.	6,981	192,396
Dycom Industries, Inc. (a)	16,385	455,339
Engility Holdings, Inc. (a)	8,522	284,635
Exponent, Inc.	6,531	505,761
Furmanite Corp. (a)	18,637	197,925
Layne Christensen Co. (a)	9,979	170,441
MasTec, Inc. (a)	29,381	961,346
Mistras Group, Inc. (a)	7,989	166,810
MYR Group, Inc. (a)	10,426	261,484
Power Solutions International, Inc. (a)	1,050	78,855
Tetra Tech, Inc. (a)	32,117	898,634

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	72

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Engineering & Contracting Services (concluded)
VSE Corp.	1,988	$95,444

		4,269,070

Entertainment — 0.3%
Ascent Capital Group, Inc., Class A (a)	6,999	598,834
Carmike Cinemas, Inc. (a)	11,425	318,072
Live Nation Entertainment, Inc. (a)	69,583	1,374,960
Reading International, Inc., Class A (a)	8,224	61,598
Rentrak Corp. (a)(b)	5,195	196,839
Trans World Entertainment Corp. (a)	4,758	21,030
World Wrestling Entertainment, Inc.	14,321	237,442

		2,808,775

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	27,105	774,932
The Brink’s Co.	23,782	811,917
G&K Services, Inc., Class A	9,698	603,506
Healthcare Services Group, Inc.	33,898	961,686
Mac-Gray Corp.	6,146	130,480
SP Plus Corp. (a)(b)	7,689	200,222
Swisher Hygiene, Inc. (a)	53,444	27,476
UniFirst Corp.	7,245	775,215

		4,285,434

Fertilizers — 0.1%
Intrepid Potash, Inc. (a)	27,139	429,882
Rentech, Inc. (a)	68,542	119,948

		549,830

Financial Data & Systems — 0.8%
Advent Software, Inc.	16,139	564,704
Cardtronics, Inc. (a)	22,153	962,548
Cass Information Systems, Inc.	5,098	343,350
Consumer Portfolio Services, Inc. (a)	8,783	82,472
Euronet Worldwide, Inc. (a)	24,643	1,179,167
EVERTEC, Inc.	14,651	361,294
Fair Isaac Corp.	17,734	1,114,405
Global Cash Access Holdings, Inc. (a)	32,864	328,311
Green Dot Corp., Class A (a)	12,817	322,347
Heartland Payment Systems, Inc.	17,982	896,223
Higher One Holdings, Inc. (a)	15,772	153,935
Xoom Corp. (a)	3,978	108,878

		6,417,634

Food & Staples Retailing — 0.0%
Fairway Group Holdings Corp. (a)	7,889	142,949
Natural Grocers by Vitamin Cottage, Inc. (a)	4,419	187,586

		330,535

Foods — 1.3%
Annie’s, Inc. (a)	6,799	292,629
B&G Foods, Inc.	26,174	887,560
Boulder Brands, Inc. (a)	29,489	467,696
The Chefs’ Warehouse, Inc. (a)	8,220	239,695
Chiquita Brands International, Inc. (a)	23,134	270,668
Diamond Foods, Inc. (a)	11,055	285,661
The Hain Celestial Group, Inc. (a)	18,977	1,722,732
Inventure Foods, Inc. (a)	6,754	89,558
J&J Snack Foods Corp.	7,398	655,389
John B Sanfilippo & Son, Inc.	3,893	96,079
Lancaster Colony Corp.	9,152	806,749
Lifeway Foods, Inc.	2,232	35,667
Medifast, Inc. (a)	6,915	180,689
Nature’s Sunshine Products, Inc.	5,268	91,242
Nutraceutical International Corp. (a)	4,114	110,173
Omega Protein Corp. (a)	9,684	119,016
Post Holdings, Inc. (a)(b)	16,170	796,696
Roundy’s, Inc.	12,789	126,100

Common Stocks	Shares	Value
Foods (concluded)
Seneca Foods Corp., Class A (a)	3,920	$125,009
Snyders-Lance, Inc.	23,543	676,155
Synutra International, Inc. (a)	8,533	75,773
Tootsie Roll Industries, Inc.	9,718	316,224
TreeHouse Foods, Inc. (a)	17,903	1,233,875
United Natural Foods, Inc. (a)	24,373	1,837,480

		11,538,515

Forest Products — 0.1%
Boise Cascade Co. (a)	6,155	181,449
Deltic Timber Corp.	5,517	374,825
Universal Forest Products, Inc.	9,834	512,745

		1,069,019

Forms & Bulk Printing Services — 0.3%
Consolidated Graphics, Inc. (a)	3,586	241,840
Deluxe Corp.	25,143	1,312,213
Ennis, Inc.	13,047	230,932
InnerWorkings, Inc. (a)(b)	22,254	173,359
Multi-Color Corp.	6,065	228,893
Quad/Graphics, Inc.	12,417	338,115
Schawk, Inc.	6,483	96,402

		2,621,754

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	7,852	153,349
Hillenbrand, Inc.	27,183	799,724
Matthews International Corp., Class A	13,644	581,371

		1,534,444

Gas Pipeline — 0.3%
Crosstex Energy, Inc.	23,662	855,618
SemGroup Corp., Class A	20,895	1,362,981

		2,218,599

Glass — 0.1%
Apogee Enterprises, Inc.	14,249	511,682

Gold — 0.1%
Allied Nevada Gold Corp. (a)(b)	52,020	184,671
Coeur Mining, Inc. (a)	50,357	546,373
Gold Resource Corp.	16,268	73,694
Midway Gold Corp. (a)	51,812	41,968

		846,706

Health Care Facilities — 0.7%
Amsurg Corp. (a)	15,795	725,307
Capital Senior Living Corp. (a)(b)	14,180	340,178
Emeritus Corp. (a)	19,985	432,276
The Ensign Group, Inc.	9,593	424,682
Five Star Quality Care, Inc. (a)	20,704	113,665
Hanger, Inc. (a)	17,127	673,776
HealthSouth Corp.	43,178	1,438,691
Kindred Healthcare, Inc.	26,769	528,420
National Healthcare Corp.	5,332	287,448
Select Medical Holdings Corp.	24,390	283,168
Skilled Healthcare Group, Inc., Class A (a)	9,672	46,522
Surgical Care Affiliates, Inc. (a)	5,610	195,453
US Physical Therapy, Inc.	6,009	211,877
USMD Holdings, Inc. (a)	509	10,236

		5,711,699

Health Care Management Services — 0.6%
BioScrip, Inc. (a)	29,048	214,955
Centene Corp. (a)	26,894	1,585,401
Computer Programs & Systems, Inc.	5,514	340,821
Magellan Health Services, Inc. (a)	13,356	800,158
Molina Healthcare, Inc. (a)	14,019	487,160
Triple-S Management Corp. (a)	11,723	227,895

See Notes to Financial Statements.

73	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Management Services (concluded)
Universal American Corp.	18,922	$138,131
WellCare Health Plans, Inc. (a)	21,474	1,512,199

		5,306,720

Health Care Services — 2.0%
Acadia Healthcare Co., Inc. (a)	17,487	827,660
Accelerate Diagnostics, Inc. (a)(b)	5,392	65,782
Accretive Health, Inc. (a)	29,253	267,957
Addus HomeCare Corp. (a)	2,640	59,268
Air Methods Corp. (a)	19,213	1,120,694
Alliance HealthCare Services, Inc. (a)	2,415	59,747
Almost Family, Inc. (a)	4,018	129,902
Amedisys, Inc. (a)	15,649	228,945
AMN Healthcare Services, Inc. (a)	22,884	336,395
athenahealth, Inc. (a)(b)	18,158	2,442,251
Chemed Corp. (b)	8,729	668,816
Chindex International, Inc. (a)	6,067	105,748
Corvel Corp. (a)	5,660	264,322
Cross Country Healthcare, Inc. (a)	13,166	131,397
ExamWorks Group, Inc. (a)	14,979	447,423
Gentiva Health Services, Inc. (a)	15,589	193,459
Globus Medical, Inc., Class A (a)	27,022	545,304
Healthways, Inc. (a)	16,967	260,443
HMS Holdings Corp. (a)(b)	43,388	986,209
IPC The Hospitalist Co., Inc. (a)	8,287	492,165
LHC Group, Inc. (a)	5,846	140,538
Medidata Solutions, Inc. (a)(b)	26,280	1,591,780
MiMedx Group, Inc. (a)	44,943	392,802
MWI Veterinary Supply, Inc. (a)	6,323	1,078,641
NeoGenomics, Inc. (a)	16,029	58,025
Omnicell, Inc. (a)	17,016	434,418
OvaScience, Inc. (a)	4,281	39,128
PharMerica Corp. (a)	14,719	316,459
Quality Systems, Inc.	19,794	416,862
Ryman Hospitality Properties	21,967	917,781
Team Health Holdings, Inc. (a)	33,949	1,546,377
TearLab Corp. (a)(b)	14,093	131,629
Tetraphase Pharmaceuticals, Inc. (a)	6,804	91,990
WebMD Health Corp. (a)	14,062	555,449

		17,345,766

Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	30,155	597,974
The Providence Service Corp. (a)	5,118	131,635

		729,609

Home Building — 0.7%
Beazer Homes USA, Inc. (a)	12,494	305,104
Hovnanian Enterprises, Inc., Class A (a)(b)	56,057	371,097
KB Home	41,422	757,194
LGI Homes, Inc. (a)	4,403	78,329
M/I Homes, Inc. (a)	12,050	306,673
MDC Holdings, Inc. (a)	19,438	626,681
Meritage Homes Corp. (a)	17,908	859,405
The Ryland Group, Inc.	22,843	991,615
Standard Pacific Corp. (a)(b)	73,436	664,596
Tile Shop Holdings, Inc. (a)(b)	9,272	167,545
TRI Pointe Homes, Inc. (a)	7,486	149,196
UCP, Inc., Class A (a)	3,824	55,983
WCI Communities, Inc. (a)	3,372	64,371
William Lyon Homes, Class A (a)	6,941	153,674

		5,551,463

Hotel/Motel — 0.2%
Bloomin’ Brands, Inc. (a)	27,325	656,073
Marcus Corp.	9,690	130,234
Morgans Hotel Group Co. (a)	13,151	106,918

Common Stocks	Shares	Value
Hotel/Motel (concluded)
Orient-Express Hotels Ltd., Class A (a)	47,748	$721,472

		1,614,697

Household Appliances — 0.0%
National Presto Industries, Inc. (a)	2,401	193,281

Household Equipment & Products — 0.2%
Blyth, Inc. (b)	4,563	49,646
Central Garden and Pet Co., Class A (a)	21,025	141,919
CSS Industries, Inc.	4,099	117,559
Helen of Troy Ltd. (a)	15,761	780,327
Libbey, Inc. (a)	10,427	218,967
Sears Hometown and Outlet Stores, Inc. (a)	4,236	108,018

		1,416,436

Household Furnishings — 0.3%
American Woodmark Corp. (a)	4,974	196,622
Bassett Furniture Industries, Inc.	5,225	79,838
Ethan Allen Interiors, Inc.	12,316	374,653
EveryWare Global, Inc. (a)	4,774	39,529
Flexsteel Industries, Inc.	2,312	71,048
Hooker Furniture Corp.	5,206	86,836
Kirkland’s, Inc. (a)	6,969	164,956
La-Z-Boy, Inc.	25,904	803,024
Lifetime Brands, Inc.	4,906	77,171
Norcraft Cos., Inc. (a)	3,604	70,711
Select Comfort Corp. (a)(b)	27,548	580,987

		2,545,375

Insurance: Life — 0.7%
American Equity Investment Life Holding Co.	31,644	834,769
Citizens, Inc. (a)(b)	21,677	189,674
CNO Financial Group, Inc.	109,796	1,942,291
FBL Financial Group, Inc., Class A	4,429	198,375
Health Insurance Innovations, Inc. (a)	2,129	21,524
Independence Holding Co.	3,721	50,196
Kansas City Life Insurance Co.	1,906	90,992
National Western Life Insurance Co., Class A	1,078	240,987
The Phoenix Cos., Inc. (a)	2,909	178,613
Primerica, Inc.	28,140	1,207,487
Symetra Financial Corp.	40,272	763,557
Third Point Reinsurance Ltd. (a)	12,664	234,664

		5,953,129

Insurance: Multi-Line — 0.3%
Crawford & Co., Class B	12,705	117,394
Eastern Insurance Holdings, Inc.	3,105	76,041
eHealth, Inc. (a)(b)	9,137	424,779
Fortegra Financial Corp. (a)	3,075	25,430
Horace Mann Educators Corp.	19,679	620,676
Maiden Holdings Ltd.	24,764	270,671
PICO Holdings, Inc. (a)	11,362	262,576
Platinum Underwriters Holdings Ltd.	14,497	888,376

		2,685,943

Insurance: Property-Casualty — 1.5%
Amerisafe, Inc.	9,131	385,693
Amtrust Financial Services, Inc. (b)	15,360	502,118
Argo Group International Holdings Ltd.	13,502	627,708
Baldwin & Lyons, Inc., Class B	4,537	123,951
Blue Capital Reinsurance Holdings Ltd. (a)	3,021	55,496
Donegal Group, Inc., Class A	3,599	57,224
EMC Insurance Group, Inc.	2,187	66,966
Employers Holdings, Inc.	15,357	486,049
Enstar Group Ltd. (a)(b)	4,700	652,877
Essent Group Ltd. (a)	11,294	271,734
First American Financial Corp.	53,579	1,510,928
Global Indemnity PLC (a)	4,019	101,681
Greenlight Capital Re Ltd. (a)	14,004	472,075

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	74

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance: Property-Casualty (concluded)
Hallmark Financial Services, Inc. (a)	6,764	$60,098
HCI Group, Inc.	4,750	254,125
Hilltop Holdings, Inc. (a)	30,725	710,669
Infinity Property & Casualty Corp.	5,695	408,616
Investors Title Co.	632	51,179
Meadowbrook Insurance Group, Inc.	24,210	168,502
Montpelier Re Holdings Ltd.	21,839	635,515
National Interstate Corp.	3,229	74,267
The Navigators Group, Inc. (a)	5,156	325,653
OneBeacon Insurance Group Ltd.	11,461	181,313
Radian Group, Inc.	85,525	1,207,613
RLI Corp.	10,544	1,026,775
Safety Insurance Group, Inc.	6,457	363,529
Selective Insurance Group, Inc.	27,447	742,716
State Auto Financial Corp.	7,318	155,434
Stewart Information Services Corp.	10,609	342,352
Tower Group International Ltd.	28,732	97,114
United Fire Group, Inc.	10,230	293,192
Universal Insurance Holdings, Inc.	12,619	182,723

		12,595,885

International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	9,154	74,422

Internet & Catalog Retail — 0.0%
Vitacost.com, Inc. (a)	10,795	62,503

Internet Software & Services — 0.1%
ChannelAdvisor Corp. (a)	3,093	129,009
E2open, Inc. (a)	7,360	175,978
eGain Corp. (a)	6,313	64,645
Global Eagle Entertainment, Inc. (a)	11,319	168,313
Gogo, Inc. (a)	5,563	138,018

		675,963

Leisure Time — 1.0%
Black Diamond, Inc. (a)	10,980	146,363
Callaway Golf Co.	35,370	298,169
Churchill Downs, Inc.	6,798	609,441
ClubCorp Holdings, Inc.	10,341	183,449
International Speedway Corp., Class A	13,753	488,094
Interval Leisure Group, Inc.	19,488	602,179
Johnson Outdoors, Inc.	2,321	62,551
Life Time Fitness, Inc. (a)	21,296	1,000,912
Marriott Vacations Worldwide Corp. (a)	14,541	767,183
Nautilus, Inc. (a)	15,061	126,964
Orbitz Worldwide, Inc. (a)	11,621	83,439
Pool Corp.	23,032	1,339,081
SFX Entertainment, Inc. (a)	9,718	116,616
Smith & Wesson Holding Corp. (a)(b)	27,602	372,351
Speedway Motorsports, Inc.	5,669	112,530
Sturm Ruger & Co., Inc. (b)	9,580	700,202
Town Sports International Holdings, Inc.	11,975	176,751
Vail Resorts, Inc.	17,782	1,337,740
West Marine, Inc. (a)	8,173	116,302

		8,640,317

Luxury Items — 0.0%
Movado Group, Inc.	8,759	385,484

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	3,527	214,053
Lindsay Corp.	6,376	527,614
Titan International, Inc.	26,499	476,452
Titan Machinery, Inc. (a)(b)	8,651	154,161

		1,372,280

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	10,079	389,352
Douglas Dynamics, Inc.	11,149	187,526

Common Stocks	Shares	Value
Machinery: Construction & Handling (concluded)
NACCO Industries, Inc., Class A	2,386	$148,385

		725,263

Machinery: Engines — 0.1%
Briggs & Stratton Corp.	23,902	520,108

Machinery: Industrial — 1.5%
Actuant Corp., Class A	36,152	1,324,609
Altra Holdings, Inc.	13,359	457,145
Applied Industrial Technologies, Inc.	20,840	1,023,036
Chart Industries, Inc. (a)	14,989	1,433,548
Columbus McKinnon Corp. (a)	9,658	262,118
DXP Enterprises, Inc. (a)	4,680	539,136
EnPro Industries, Inc. (a)	10,327	595,352
The ExOne Co. (a)(b)	3,297	199,337
Flow International Corp. (a)	23,426	94,641
Graham Corp.	4,986	180,942
Hardinge, Inc.	5,649	81,741
Hyster-Yale Materials Handling, Inc.	5,200	484,432
John Bean Technologies Corp.	14,277	418,744
Kadant, Inc.	5,566	225,534
Manitex International, Inc. (a)	6,673	105,967
Middleby Corp. (a)(b)	9,281	2,227,162
MTS Systems Corp.	7,833	558,101
Omega Flex, Inc.	1,265	25,882
Proto Labs, Inc. (a)	8,430	600,047
Tecumseh Products Co., Class A (a)	8,921	80,735
Tennant Co.	9,091	616,461
Twin Disc, Inc.	4,023	104,156
Woodward, Inc.	33,989	1,550,238

		13,189,064

Machinery: Specialty — 0.1%
Albany International Corp., Class A	13,856	497,846
Hurco Cos., Inc.	3,095	77,406
Xerium Technologies, Inc. (a)	5,263	86,787

		662,039

Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)(b)	3,472	238,526

Medical & Dental Instruments & Supplies — 2.1%
ABIOMED, Inc. (a)	19,183	512,953
Align Technology, Inc. (a)	36,147	2,065,801
Alphatec Holdings, Inc. (a)	30,132	60,565
AngioDynamics, Inc. (a)	12,218	210,027
Anika Therapeutics, Inc. (a)	5,961	227,472
Antares Pharma, Inc. (a)(b)	55,897	250,419
AtriCure, Inc. (a)	10,399	194,253
Atrion Corp.	771	228,409
Biolase, Inc. (a)	17,107	48,413
Cantel Medical Corp.	16,192	549,071
Cardiovascular Systems, Inc. (a)	12,158	416,898
Cerus Corp. (a)	34,636	223,402
CONMED Corp.	13,729	583,483
CryoLife, Inc.	13,340	147,941
Cutera, Inc. (a)	7,137	72,655
Derma Sciences, Inc. (a)	6,615	71,574
Endologix, Inc. (a)	31,078	542,000
Exactech, Inc. (a)	4,529	107,609
HeartWare International, Inc. (a)	8,089	760,042
ICU Medical, Inc. (a)	6,403	407,935
Insulet Corp. (a)	26,432	980,627
Integra LifeSciences Holdings Corp. (a)(b)	11,326	540,363
Invacare Corp.	15,836	367,554
Landauer, Inc.	4,768	250,845
LDR Holding Corp. (a)	2,783	65,679
Medical Action Industries, Inc. (a)	6,966	59,629
Meridian Bioscience, Inc.	20,581	546,014

See Notes to Financial Statements.

75	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies (concluded)
Merit Medical Systems, Inc. (a)	21,076	$331,736
Navidea Biopharmaceuticals, Inc. (a)(b)	58,230	120,536
Neogen Corp. (a)	17,743	810,855
NuVasive, Inc. (a)	21,877	707,283
OraSure Technologies, Inc. (a)	27,840	175,114
Orthofix International NV (a)	9,709	221,559
Owens & Minor, Inc.	31,301	1,144,365
Quidel Corp. (a)	13,881	428,784
Staar Surgical Co. (a)	18,179	294,318
STERIS Corp.	29,111	1,398,784
SurModics, Inc. (a)	6,867	167,486
Tornier NV (a)	12,920	242,767
Unilife Corp. (a)(b)	48,407	212,991
Utah Medical Products, Inc.	1,581	90,370
Vascular Solutions, Inc. (a)	8,191	189,622
Volcano Corp. (a)	27,017	590,321

		17,618,524

Medical Equipment — 1.2%
Abaxis, Inc. (a)	10,949	438,179
Accuray, Inc. (a)	36,779	320,345
Affymetrix, Inc. (a)	35,235	301,964
Analogic Corp.	6,049	535,699
ArthroCare Corp. (a)	13,968	562,072
Cyberonics, Inc. (a)	13,663	895,063
Cynosure, Inc., Class A (a)	9,520	253,994
DexCom, Inc. (a)	34,943	1,237,332
Fluidigm Corp. (a)	12,585	482,257
Greatbatch, Inc. (a)	11,824	523,094
Haemonetics Corp. (a)	25,235	1,063,151
Luminex Corp. (a)	18,504	358,978
Masimo Corp. (a)	24,137	705,524
Merge Healthcare, Inc. (a)	31,669	73,472
Natus Medical, Inc. (a)	15,054	338,715
NxStage Medical, Inc. (a)	29,637	296,370
Oxford Immunotec Global PLC (a)	2,958	57,326
Solta Medical, Inc. (a)	34,592	102,046
Spectranetics Corp. (a)	19,986	499,650
Tandem Diabetes Care, Inc. (a)	4,462	114,986
Thoratec Corp. (a)	28,351	1,037,647
Zeltiq Aesthetics, Inc. (a)	8,853	167,410

		10,365,274

Medical Services — 0.2%
Bio-Reference Laboratories, Inc. (a)(b)	12,116	309,443
PAREXEL International Corp. (a)	28,109	1,269,964

		1,579,407

Metal Fabricating — 0.7%
Ampco-Pittsburgh Corp.	4,092	79,589
Compx International, Inc.	465	6,547
Dynamic Materials Corp.	6,620	143,919
Global Brass & Copper Holdings, Inc.	3,885	64,297
Haynes International, Inc.	6,110	337,516
LB Foster Co., Class A	5,059	239,240
Mueller Industries, Inc.	13,879	874,516
Mueller Water Products, Inc., Series A	78,181	732,556
NN, Inc.	8,546	172,544
Northwest Pipe Co. (a)	4,687	176,981
RBC Bearings, Inc. (a)	11,355	803,366
Rexnord Corp. (a)	15,001	405,177
RTI International Metals, Inc. (a)	15,491	529,947
Worthington Industries, Inc.	26,119	1,099,088

		5,665,283

Metals & Minerals: Diversified — 0.8%
Alpha Natural Resources, Inc. (a)(b)	109,375	780,938
AMCOL International Corp.	13,811	469,298

Common Stocks	Shares	Value
Metals & Minerals: Diversified (concluded)
Commercial Metals Co.	57,780	$1,174,667
General Moly, Inc. (a)	28,738	38,509
Globe Specialty Metals, Inc.	31,947	575,365
Hecla Mining Co.	165,314	509,167
Materion Corp.	10,176	313,930
Minerals Technologies, Inc.	17,208	1,033,685
Molycorp, Inc. (a)(b)	73,902	415,329
Oil-Dri Corp. of America	2,320	87,789
Paramount Gold and Silver Corp. (a)(b)	66,768	62,214
SunCoke Energy, Inc. (a)	34,612	789,500
United States Lime & Minerals, Inc. (a)	913	55,848
Ur-Energy, Inc. (a)	58,932	81,326
US Silica Holdings, Inc.	10,622	362,316

		6,749,881

Miscellaneous Consumer Staples — 0.1%
Spectrum Brands Holdings, Inc.	10,622	749,382

Office Supplies & Equipment — 0.6%
ACCO Brands Corp. (a)	56,323	378,491
Electronics for Imaging, Inc. (a)	22,962	889,318
Herman Miller, Inc.	28,990	855,785
HNI Corp.	22,497	873,558
Kimball International, Inc., Class B	16,153	242,780
Knoll, Inc.	23,863	436,932
Steelcase, Inc., Class A	41,716	661,616
United Stationers, Inc.	20,050	920,094

		5,258,574

Offshore Drilling & Other Services — 0.1%
Hercules Offshore, Inc. (a)(b)	79,088	516,445
Vantage Drilling Co. (a)(b)	100,262	184,482

		700,927

Oil Well Equipment & Services — 1.1%
Basic Energy Services, Inc. (a)	14,885	234,885
Bolt Technology Corp.	4,124	90,769
Cal Dive International, Inc. (a)(b)	47,051	94,573
Dawson Geophysical Co. (a)	3,893	131,661
Exterran Holdings, Inc. (a)	28,477	973,913
Flotek Industries, Inc. (a)	23,630	474,254
Forum Energy Technologies, Inc. (a)	19,453	549,742
Global Geophysical Services, Inc. (a)	11,304	18,199
Gulf Island Fabrication, Inc.	7,000	162,540
Helix Energy Solutions Group, Inc. (a)	52,399	1,214,609
Hornbeck Offshore Services, Inc. (a)	17,700	871,371
ION Geophysical Corp. (a)	66,452	219,292
Key Energy Services, Inc. (a)	75,439	595,968
Matrix Service Co. (a)	12,935	316,520
Mitcham Industries, Inc. (a)	6,228	110,298
Natural Gas Services Group, Inc. (a)	6,144	169,390
Newpark Resources, Inc. (a)	42,608	523,652
Nuverra Environmental Solutions, Inc. (a)(b)	6,972	117,053
Parker Drilling Co. (a)	58,908	478,922
RigNet, Inc. (a)	5,849	280,343
SEACOR Holdings, Inc. (a)	9,929	905,525
Tesco Corp. (a)	14,952	295,751
TETRA Technologies, Inc. (a)	38,695	478,270
TGC Industries, Inc. (a)	7,698	56,195
Willbros Group, Inc. (a)	19,932	187,759

		9,551,454

Oil, Gas & Consumable Fuels — 0.3%
CARBO Ceramics, Inc.	9,787	1,140,479
Emerald Oil, Inc. (a)	28,172	215,797
EPL Oil & Gas, Inc. (a)	14,818	422,313
Equal Energy Ltd.	17,158	91,624
EXCO Resources, Inc. (a)(b)	65,329	10,453

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	76

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
EXCO Resources, Inc. (b)	84,324	$447,760

		2,328,426

Oil: Crude Producers — 1.9%
Abraxas Petroleum Corp. (a)	39,854	130,721
Apco Oil and Gas International, Inc. (a)	4,389	68,425
Approach Resources, Inc. (a)	17,308	333,871
Athlon Energy, Inc. (a)	9,009	272,522
Bill Barrett Corp. (a)	24,127	646,121
Bonanza Creek Energy, Inc. (a)	14,561	632,967
BPZ Resources, Inc. (a)	57,134	103,984
Callon Petroleum Co. (a)	19,355	126,388
Carrizo Oil & Gas, Inc. (a)	22,470	1,005,982
Clayton Williams Energy, Inc. (a)	2,922	239,458
Comstock Resources, Inc.	23,976	438,521
Contango Oil & Gas Co. (a)	7,343	347,030
Diamondback Energy, Inc. (a)	9,647	509,940
Endeavour International Corp. (a)	22,946	120,466
Energy XXI Bermuda Ltd.	39,288	1,063,133
Evolution Petroleum Corp.	8,144	100,497
Forest Oil Corp. (a)	59,488	214,752
FX Energy, Inc. (a)	25,819	94,498
Gastar Exploration Ltd. (a)	27,702	191,698
Goodrich Petroleum Corp. (a)	15,555	264,746
Halcon Resources Corp. (a)(b)	114,815	443,186
Isramco, Inc. (a)	441	56,029
Jones Energy, Inc., Class A (a)	5,375	77,830
Kodiak Oil & Gas Corp. (a)	131,241	1,471,212
Magnum Hunter Resources Corp. (a)	85,066	621,832
Midstates Petroleum Co., Inc. (a)(b)	16,182	107,125
Northern Oil and Gas, Inc. (a)	31,570	475,760
Panhandle Oil and Gas, Inc.	3,343	111,690
PDC Energy, Inc. (a)	17,617	937,577
Penn Virginia Corp. (a)	27,423	258,599
PetroQuest Energy, Inc. (a)(b)	27,744	119,854
Quicksilver Resources, Inc. (a)(b)	62,357	191,436
Resolute Energy Corp. (a)(b)	33,609	303,489
Rex Energy Corp. (a)	22,396	441,425
Rosetta Resources, Inc. (a)	30,211	1,451,336
Sanchez Energy Corp. (a)	18,870	462,504
Stone Energy Corp. (a)	24,731	855,445
Swift Energy Co. (a)(b)	21,565	291,127
Synergy Resources Corp. (a)	25,108	232,500
Triangle Petroleum Corp. (a)	33,696	280,351
Vaalco Energy, Inc. (a)	28,910	199,190
W&T Offshore, Inc.	17,319	277,104
Warren Resources, Inc. (a)	35,323	110,914
ZaZa Energy Corp. (a)	17,618	16,836

		16,700,071

Oil: Integrated — 0.2%
Targa Resources Corp.	16,250	1,432,763

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	1,039	71,172
Alon USA Energy, Inc.	11,783	194,891
Arabian American Development Co. (a)	9,774	122,664
Clean Energy Fuels Corp. (a)(b)	34,115	439,401
Delek US Holdings, Inc.	18,456	635,071
Miller Energy Resources, Inc. (a)	14,831	104,410
Renewable Energy Group, Inc. (a)	10,494	120,261
Western Refining, Inc.	26,908	1,141,168

		2,829,038

Paints & Coatings — 0.2%
Chase Corp.	3,104	109,571
Ferro Corp. (a)	35,824	459,622

Common Stocks	Shares	Value
Paints & Coatings (concluded)
HB Fuller Co.	24,846	$1,292,986

		1,862,179

Paper — 0.5%
Clearwater Paper Corp. (a)	10,401	546,053
KapStone Paper and Packaging Corp. (a)	20,166	1,126,473
Neenah Paper, Inc.	7,907	338,182
PH Glatfelter Co.	21,217	586,438
Resolute Forest Products (a)	34,567	553,763
Schweitzer-Mauduit International, Inc.	15,518	798,711
Wausau Paper Corp.	24,482	310,432

		4,260,052

Personal Care — 0.1%
The Female Health Co.	10,474	89,029
Orchids Paper Products Co.	2,900	95,236
PhotoMedex, Inc. (a)(b)	6,351	82,245
USANA Health Sciences, Inc. (a)	2,984	225,531
WD-40 Co.	7,646	571,003

		1,063,044

Pharmaceuticals — 1.9%
ACADIA Pharmaceuticals, Inc. (a)	34,666	866,303
AcelRx Pharmaceuticals, Inc. (a)(b)	11,334	128,188
Achillion Pharmaceuticals, Inc. (a)	48,523	161,096
Aerie Pharmaceuticals, Inc. (a)	3,739	67,152
Agios Pharmaceuticals, Inc. (a)	3,309	79,251
Akorn, Inc. (a)	28,774	708,704
American Pacific Corp. (a)	2,860	106,564
Ampio Pharmaceuticals, Inc. (a)(b)	15,079	107,513
Anacor Pharmaceuticals, Inc. (a)	12,596	211,361
Aratana Therapeutics, Inc. (a)	3,219	61,483
Auxilium Pharmaceuticals, Inc. (a)	24,476	507,632
AVANIR Pharmaceuticals, Inc. (a)	72,066	242,142
Cadence Pharmaceuticals, Inc. (a)	30,629	277,192
Cambrex Corp. (a)	14,874	265,203
Cempra, Inc. (a)	9,568	118,548
Chimerix, Inc. (a)	4,110	62,102
Conatus Pharmaceuticals, Inc. (a)	2,902	18,718
Corcept Therapeutics, Inc. (a)	25,578	82,361
Depomed, Inc. (a)	28,051	296,780
Enanta Pharmaceuticals, Inc. (a)	1,791	48,858
Endocyte, Inc. (a)	15,279	163,333
Esperion Therapeutics, Inc. (a)	2,241	30,791
Hi-Tech Pharmacal Co., Inc. (a)	5,511	239,122
Impax Laboratories, Inc. (a)	33,900	852,246
Infinity Pharmaceuticals, Inc. (a)	23,796	328,623
Ironwood Pharmaceuticals, Inc. (a)(b)	46,161	535,929
Isis Pharmaceuticals, Inc. (a)(b)	55,517	2,211,797
Lannett Co., Inc. (a)	9,252	306,241
Lifevantage Corp. (a)	49,992	82,487
The Medicines Co. (a)	31,273	1,207,763
MEI Pharma, Inc. (a)	5,876	47,067
Pacira Pharmaceuticals, Inc. (a)	13,631	783,646
Pernix Therapeutics Holdings (a)	8,814	22,211
Portola Pharmaceuticals, Inc. (a)	5,510	141,883
Pozen, Inc. (a)	13,140	105,646
Prestige Brands Holdings, Inc. (a)	25,280	905,024
Questcor Pharmaceuticals, Inc.	25,653	1,396,806
Receptos, Inc. (a)	2,795	81,027
Relypsa, Inc. (a)	2,957	73,925
Sagent Pharmaceuticals, Inc. (a)	9,331	236,821
Santarus, Inc. (a)	26,913	860,139
Sciclone Pharmaceuticals, Inc. (a)	27,173	136,952
SIGA Technologies, Inc. (a)(b)	17,939	58,661
Spectrum Pharmaceuticals, Inc. (a)	31,474	278,545
Supernus Pharmaceuticals, Inc. (a)(b)	7,909	59,634
T.G. Therapeutics, Inc. (a)	7,510	29,289

See Notes to Financial Statements.

77	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
TherapeuticsMD, Inc. (a)	42,900	$223,509
Vical, Inc. (a)	37,258	43,964
Vivus, Inc. (a)(b)	49,925	453,319
XenoPort, Inc. (a)	21,075	121,181
Zogenix, Inc. (a)	49,418	169,998

		16,604,730

Plastics — 0.1%
A. Schulman, Inc.	14,570	513,738
Ply Gem Holdings, Inc. (a)	7,999	144,222

		657,960

Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc. (a)	19,434	444,261
Generac Holdings, Inc.	25,462	1,442,168
Global Power Equipment Group, Inc.	8,472	165,797
Maxwell Technologies, Inc. (a)	14,163	110,047
Powell Industries, Inc.	4,539	304,068
Vicor Corp. (a)	8,532	114,499

		2,580,840

Precious Metals & Minerals — 0.1%
Horsehead Holding Corp. (a)	24,956	404,537
Stillwater Mining Co. (a)	58,442	721,174

		1,125,711

Printing & Copying Services — 0.1%
Casella Waste Systems, Inc. (a)	18,624	108,019
Cenveo, Inc. (a)	26,099	89,781
VistaPrint NV (a)	16,125	916,706

		1,114,506

Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	24,396	353,010
Park-Ohio Holdings Corp. (a)	4,308	225,739

		578,749

Production Technology Equipment — 1.0%
ATMI, Inc. (a)	15,790	477,016
Axcelis Technologies, Inc. (a)	52,483	128,058
Brooks Automation, Inc.	33,015	346,327
Cognex Corp. (a)	42,960	1,640,213
Cohu, Inc.	12,407	130,273
Electro Scientific Industries, Inc.	12,002	125,541
Entegris, Inc. (a)	68,951	799,832
FEI Co.	20,620	1,842,603
GSI Group, Inc. (a)	15,118	169,926
LTX-Credence Corp. (a)	23,743	189,707
MKS Instruments, Inc.	26,247	785,835
Nanometrics, Inc. (a)	11,471	218,523
Photronics, Inc. (a)	30,109	271,884
Rudolph Technologies, Inc. (a)	16,270	191,010
Tessera Technologies, Inc.	26,198	516,363
Ultra Clean Holdings, Inc. (a)	11,566	116,007
Ultratech, Inc. (a)	13,760	399,040
Veeco Instruments, Inc. (a)	19,386	637,993

		8,986,151

Publishing — 0.4%
AH Belo Corp.	9,103	67,999
Courier Corp.	5,551	100,418
Daily Journal Corp. (a)	428	79,176
Dex Media, Inc. (a)(b)	8,408	57,006
Journal Communications, Inc., Class A (a)	21,967	204,513
Martha Stewart Living Omnimedia, Class A (a)	11,716	49,207
The McClatchy Co., Class A (a)	29,524	100,382
Media General, Inc., Class A (a)(b)	9,740	220,124
Meredith Corp.	17,663	914,943

Common Stocks	Shares	Value
Publishing (concluded)
The New York Times Co., Class A	63,755	$1,011,792
Scholastic Corp.	13,122	446,279

		3,251,839

Radio & TV Broadcasters — 0.4%
Beasley Broadcasting Group, Inc., Class A	2,018	17,617
Central European Media Enterprises Ltd. (a)	38,685	148,550
Crown Media Holdings, Inc., Class A (a)	17,005	60,028
Cumulus Media, Inc., Class A (a)	42,854	331,261
Entercom Communications Corp., Class A (a)	11,651	122,452
Entravision Communications Corp., Class A	27,631	168,273
Gray Television, Inc. (a)	24,916	370,750
Nexstar Broadcasting Group, Inc., Class A	14,518	809,088
Saga Communications, Inc., Class A	2,354	118,406
Salem Communications Corp., Class A	5,038	43,831
Sinclair Broadcast Group, Inc., Class A	33,849	1,209,425

		3,399,681

Railroad Equipment — 0.1%
American Railcar Industries, Inc.	4,747	217,176
FreightCar America, Inc.	6,081	161,876
Greenbrier Cos., Inc. (a)(b)	12,124	398,152

		777,204

Real Estate — 0.2%
AV Homes, Inc. (a)	4,569	83,019
Consolidated-Tomoka Land Co.	2,836	102,918
Forestar Group, Inc. (a)	17,185	365,525
Griffin Land & Nurseries, Inc.	1,248	41,658
HFF, Inc., Class A (a)	16,396	440,233
Kennedy-Wilson Holdings, Inc.	28,070	624,558
Tejon Ranch Co. (a)	6,845	251,622

		1,909,533

Real Estate Investment Trusts (REITs) — 6.9%
Acadia Realty Trust	27,437	681,261
AG Mortgage Investment Trust, Inc.	14,422	225,560
Agree Realty Corp.	7,570	219,681
Alexander & Baldwin, Inc.	21,312	889,350
Alexander’s, Inc.	1,054	347,820
Altisource Residential Corp.	20,964	631,226
American Assets Trust, Inc.	15,430	484,965
American Capital Mortgage Investment Corp.	26,585	464,174
American Realty Capital Properties, Inc.	76,586	984,896
American Residential Properties, Inc. (a)	6,993	120,000
AmREIT, Inc., Class B	10,095	169,596
Anworth Mortgage Asset Corp.	73,405	309,035
Apollo Commercial Real Estate Finance, Inc.	18,954	308,003
Ares Commercial Real Estate Corp.	10,932	143,209
Armada Hoffler Properties, Inc.	9,299	86,295
ARMOUR Residential REIT, Inc.	186,915	749,529
Ashford Hospitality Prime, Inc.	5,980	108,836
Ashford Hospitality Trust, Inc.	30,835	255,314
Associated Estates Realty Corp.	28,778	461,887
Aviv REIT, Inc.	5,843	138,479
Campus Crest Communities, Inc.	32,391	304,799
Capstead Mortgage Corp.	44,425	536,654
Cedar Realty Trust, Inc.	36,416	227,964
Chambers Street Properties	117,399	898,102
Chatham Lodging Trust	13,205	270,042
Chesapeake Lodging Trust	24,223	612,600
Colony Financial, Inc.	38,240	775,890
Coresite Realty Corp.	10,253	330,044
Cousins Properties, Inc.	83,421	859,236
CubeSmart	66,043	1,052,725
CyrusOne, Inc.	9,307	207,825
CYS Investments, Inc.	87,281	646,752
DCT Industrial Trust, Inc.	144,200	1,028,146

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	78

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	96,846	$1,118,571
DuPont Fabros Technology, Inc.	30,885	763,168
Dynex Capital, Inc.	27,992	223,936
EastGroup Properties, Inc.	15,046	871,615
Education Realty Trust, Inc.	56,356	497,060
Ellington Residential Mortgage REIT	3,161	48,616
Empire State Realty Trust, Inc., Class A	40,889	625,602
EPR Properties	25,623	1,259,627
Equity One, Inc.	30,009	673,402
Excel Trust, Inc.	24,272	276,458
FelCor Lodging Trust, Inc. (a)	61,577	502,468
First Industrial Realty Trust, Inc.	53,309	930,242
First Potomac Realty Trust	29,034	337,665
Franklin Street Properties Corp.	45,132	539,327
The Geo Group, Inc.	32,441	1,045,249
Getty Realty Corp.	12,943	237,763
Gladstone Commercial Corp.	8,334	149,762
Glimcher Realty Trust	71,420	668,491
Government Properties Income Trust	24,755	615,162
Gramercy Property Trust, Inc. (a)	29,839	171,574
Healthcare Realty Trust, Inc.	47,873	1,020,174
Hersha Hospitality Trust (b)	101,050	562,849
Highwoods Properties, Inc.	44,532	1,610,722
Hudson Pacific Properties, Inc.	21,666	473,835
Inland Real Estate Corp.	42,713	449,341
Invesco Mortgage Capital, Inc.	67,547	991,590
Investors Real Estate Trust	50,543	433,659
iStar Financial, Inc. (a)	42,193	602,094
JAVELIN Mortgage Investment Corp.	7,395	103,012
Kite Realty Group Trust	64,578	424,278
KYTHERA Biopharmaceuticals, Inc. (a)	5,859	218,248
LaSalle Hotel Properties (b)	51,385	1,585,741
Lexington Realty Trust	76,664	782,739
LTC Properties, Inc.	17,348	613,946
Medical Properties Trust, Inc.	80,224	980,337
Monmouth Real Estate Investment Corp., Class A	23,247	211,315
National Health Investors, Inc.	14,532	815,245
New Residential Investment Corp.	125,473	838,160
New York Mortgage Trust, Inc.	32,220	225,218
NorthStar Realty Finance Corp.	143,488	1,929,914
One Liberty Properties, Inc.	6,105	122,894
Parkway Properties, Inc.	27,536	531,164
Pebblebrook Hotel Trust	30,469	937,226
Pennsylvania Real Estate Investment Trust	33,873	642,910
PennyMac Mortgage Investment Trust (c)	28,588	656,381
Physicians Realty Trust	10,315	131,413
Potlatch Corp.	20,120	839,809
PS Business Parks, Inc.	9,600	733,632
QTS Realty Trust, Inc., Class A	7,100	175,938
RAIT Financial Trust	34,578	310,165
Ramco-Gershenson Properties Trust	33,249	523,339
Redwood Trust, Inc.	40,821	790,703
Resource Capital Corp.	63,665	377,533
Retail Opportunity Investments Corp.	35,763	526,431
Rexford Industrial Realty, Inc.	8,276	109,243
RLJ Lodging Trust	61,127	1,486,609
Rouse Properties, Inc.	11,235	249,305
Sabra Health Care REIT, Inc.	18,635	487,119
Saul Centers, Inc.	3,996	190,729
Select Income REIT	11,116	297,242
Silver Bay Realty Trust Corp.	7,780	124,402
Sovran Self Storage, Inc.	15,577	1,015,153
STAG Industrial, Inc.	20,955	427,272
Strategic Hotels & Resorts, Inc. (a)	89,789	848,506
Summit Hotel Properties, Inc.	40,422	363,798
Sun Communities, Inc.	17,887	762,702
Sunstone Hotel Investors, Inc.	90,570	1,213,638

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Terreno Realty Corp.	12,627	$223,498
UMH Properties, Inc.	8,491	79,985
Universal Health Realty Income Trust	5,453	218,447
Urstadt Biddle Properties, Inc., Class A	11,450	211,253
Walter Investment Management Corp. (a)	18,254	645,461
Washington Real Estate Investment Trust	33,241	776,510
Western Asset Mortgage Capital Corp. (b)	12,616	187,726
Whitestone REIT	11,391	152,298
Winthrop Realty Trust	16,255	179,618
ZAIS Financial Corp.	2,791	44,740

		59,552,862

Recreational Vehicles & Boats — 0.4%
Arctic Cat, Inc.	6,534	372,307
Brunswick Corp.	44,717	2,059,665
Drew Industries, Inc.	11,345	580,864
Marine Products Corp.	5,212	52,381
Winnebago Industries, Inc. (a)	13,890	381,280

		3,446,497

Rental & Leasing Services: Consumer — 0.1%
Rent-A-Center, Inc.	26,394	879,976

Restaurants — 1.6%
AFC Enterprises, Inc. (a)	11,810	454,685
Biglari Holdings, Inc. (a)	716	362,754
BJ’s Restaurants, Inc. (a)(b)	12,234	379,988
Bob Evans Farms, Inc.	13,801	698,193
Bravo Brio Restaurant Group, Inc. (a)	9,812	159,641
Buffalo Wild Wings, Inc. (a)	9,264	1,363,661
Carrols Restaurant Group, Inc. (a)	11,423	75,506
CEC Entertainment, Inc.	8,813	390,240
The Cheesecake Factory, Inc.	26,365	1,272,639
Cracker Barrel Old Country Store, Inc.	9,707	1,068,449
Denny’s Corp. (a)	45,469	326,922
Diamond Resorts International, Inc. (a)	9,092	167,838
DineEquity, Inc.	8,196	684,776
Diversified Restaurant Holdings, Inc. (a)	5,300	25,281
Einstein Noah Restaurant Group, Inc.	3,214	46,603
Ellie Mae, Inc. (a)	13,035	350,250
Fiesta Restaurant Group, Inc. (a)	11,080	578,819
Ignite Restaurant Group, Inc. (a)	3,527	44,087
Jack in the Box, Inc. (a)	21,982	1,099,540
Jamba, Inc. (a)	8,090	100,559
Krispy Kreme Doughnuts, Inc. (a)	32,393	624,861
Luby’s, Inc. (a)	9,547	73,703
Nathan’s Famous, Inc. (a)	1,304	65,735
Noodles & Co. (a)	2,996	107,616
Papa John’s International, Inc.	15,834	718,864
Potbelly Corp. (a)	4,198	101,927
Red Robin Gourmet Burgers, Inc. (a)	7,004	515,074
Ruby Tuesday, Inc. (a)	30,360	210,395
Ruth’s Hospitality Group, Inc.	17,802	252,966
Sonic Corp. (a)(b)	27,793	561,141
Texas Roadhouse, Inc.	30,862	857,964

		13,740,677

Scientific Instruments: Control & Filter — 0.6%
Brady Corp., Class A	22,877	707,586
CIRCOR International, Inc.	8,679	701,090
Energy Recovery, Inc. (a)	21,459	119,312
ESCO Technologies, Inc.	13,109	449,114
The Gorman-Rupp Co.	9,331	311,927
Mine Safety Appliances Co.	14,003	717,094
PMFG, Inc. (a)	10,067	91,106
Sun Hydraulics Corp.	10,653	434,962
Thermon Group Holdings, Inc. (a)	13,411	366,523
Watts Water Technologies, Inc., Class A	14,096	872,119

		4,770,833

See Notes to Financial Statements.

79	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Scientific Instruments: Electrical — 0.7%
American Superconductor Corp. (a)	24,270	$39,803
AZZ, Inc.	12,597	615,489
Coleman Cable, Inc.	4,401	115,394
EnerSys, Inc.	23,761	1,665,409
Franklin Electric Co., Inc.	23,421	1,045,513
GrafTech International Ltd. (a)	57,816	649,274
Houston Wire & Cable Co.	8,656	115,817
Littelfuse, Inc.	10,929	1,015,632
Preformed Line Products Co.	1,248	91,304
Taser International, Inc. (a)	25,341	402,415

		5,756,050

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	7,123	388,204
FARO Technologies, Inc. (a)	8,468	493,685
Itron, Inc. (a)	19,579	811,158
Measurement Specialties, Inc. (a)	7,631	463,125
Mesa Laboratories, Inc.	1,273	100,032
Vishay Precision Group, Inc. (a)	5,947	88,551
Zygo Corp. (a)	8,036	118,772

		2,463,527

Scientific Instruments: Pollution Control — 0.3%
Ceco Environmental Corp.	8,528	137,898
Darling International, Inc. (a)	78,246	1,633,776
Heritage-Crystal Clean, Inc. (a)	4,246	87,001
Team, Inc. (a)	10,230	433,138
TRC Cos., Inc. (a)	7,864	56,149
US Ecology, Inc.	10,665	396,631

		2,744,593

Securities Brokerage & Services — 0.3%
BGC Partners, Inc., Class A	63,141	382,634
FXCM, Inc.	18,081	322,565
Gain Capital Holdings, Inc.	5,398	40,539
GFI Group, Inc.	33,860	132,393
Gladstone Investment Corp.	12,913	104,079
INTL. FCStone, Inc. (a)	6,732	124,811
Investment Technology Group, Inc. (a)	18,421	378,736
Ladenburg Thalmann Financial Services, Inc. (a)	51,518	161,251
MarketAxess Holdings, Inc.	18,516	1,238,165
SWS Group, Inc. (a)	13,948	84,804

		2,969,977

Semiconductors & Components — 2.2%
Aeroflex Holding Corp. (a)	9,451	61,432
Alpha & Omega Semiconductor Ltd. (a)	8,391	64,695
Amkor Technology, Inc. (a)	34,936	214,158
ANADIGICS, Inc. (a)	39,976	73,556
Applied Micro Circuits Corp. (a)(b)	36,192	484,249
Audience, Inc. (a)	4,700	54,708
Cavium, Inc. (a)	25,413	877,003
Ceva, Inc. (a)	11,073	168,531
Cirrus Logic, Inc. (a)	31,389	641,277
Cypress Semiconductor Corp. (a)	72,882	765,261
Diodes, Inc. (a)	17,776	418,803
DSP Group, Inc. (a)	9,471	91,963
Entropic Communications, Inc. (a)	44,638	210,245
Exar Corp. (a)	18,962	223,562
FormFactor, Inc. (a)(b)	26,985	162,450
GT Advanced Technologies, Inc. (a)	66,385	578,877
Hittite Microwave Corp. (a)	15,587	962,186
Inphi Corp. (a)	13,062	168,500
Integrated Device Technology, Inc. (a)	65,223	664,622
Integrated Silicon Solution, Inc. (a)	14,028	169,599
Intermolecular, Inc. (a)	8,231	40,497
International Rectifier Corp. (a)	34,366	895,922
Intersil Corp., Class A	63,000	722,610

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
IXYS Corp.	11,708	$151,853
Kopin Corp. (a)	33,170	139,977
Lattice Semiconductor Corp. (a)	57,282	315,624
M/A-COM Technology Solutions Holdings, Inc. (a)	5,099	86,632
MaxLinear, Inc., Class A (a)	11,746	122,511
Micrel, Inc.	23,167	228,658
Microsemi Corp. (a)	45,927	1,145,879
Monolithic Power Systems, Inc. (a)	18,217	631,401
MoSys, Inc. (a)	22,743	125,541
OmniVision Technologies, Inc. (a)	26,737	459,876
Pericom Semiconductor Corp. (a)	11,001	97,469
PLX Technology, Inc. (a)	22,057	145,135
PMC-Sierra, Inc. (a)	101,019	649,552
Power Integrations, Inc.	14,331	799,956
Rambus, Inc. (a)	55,279	523,492
RF Micro Devices, Inc. (a)	139,176	718,148
Rubicon Technology, Inc. (a)(b)	8,597	85,540
Semtech Corp. (a)(b)	33,305	841,950
Sigma Designs, Inc. (a)	14,774	69,733
Silicon Image, Inc. (a)	38,409	236,215
Spansion, Inc., Class A (a)	23,449	325,707
SunEdison, Inc. (a)	131,723	1,718,985
Supertex, Inc. (a)	4,749	118,962
TriQuint Semiconductor, Inc. (a)	80,791	673,797

		19,127,299

Semiconductors & Semiconductor Equipment — 0.0%
Ambarella, Inc. (a)	9,168	311,070

Shipping — 0.5%
Frontline Ltd. (a)	25,184	94,188
GasLog Ltd.	13,143	224,614
Gulfmark Offshore, Inc., Class A	13,226	623,341
International Shipholding Corp.	2,703	79,739
Knightsbridge Tankers Ltd.	15,387	141,407
Matson, Inc.	21,158	552,435
Nordic American Tankers Ltd.	37,492	363,672
Scorpio Tankers, Inc.	91,283	1,076,227
Ship Finance International Ltd.	27,833	455,905
Teekay Tankers Ltd., Class A	30,357	119,303
Ultrapetrol Bahamas Ltd. (a)	10,218	38,215
UTI Worldwide, Inc.	44,875	788,005

		4,557,051

Software — 0.3%
Comverse, Inc. (a)	11,013	427,304
FleetMatics Group PLC (a)	8,602	372,037
Fusion-io, Inc. (a)	40,554	361,336
Gigamon, Inc. (a)	3,775	106,002
Model N, Inc. (a)	3,970	46,806
Qualys, Inc. (a)	7,415	171,361
Rally Software Development Corp. (a)	3,345	65,060
Trulia, Inc. (a)	13,729	484,222
Vringo, Inc. (a)(b)	32,568	96,401

		2,130,529

Specialty Retail — 3.2%
1-800-Flowers.com, Inc., Class A (a)	12,435	67,273
America’s Car-Mart, Inc. (a)(b)	4,013	169,469
ANN, Inc. (a)	23,347	853,566
Asbury Automotive Group, Inc. (a)	15,420	828,671
Aéropostale, Inc. (a)(b)	38,965	354,192
Barnes & Noble, Inc. (a)	20,026	299,389
bebe Stores, Inc.	16,724	88,972
Big 5 Sporting Goods Corp.	8,428	167,043
Blue Nile, Inc. (a)	6,153	289,745
Body Central Corp. (a)	7,986	31,465
Brown Shoe Co., Inc.	21,422	602,815

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	80

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
The Buckle, Inc.	13,830	$726,905
Burlington Stores, Inc. (a)	7,625	244,000
The Cato Corp., Class A	13,681	435,056
The Children’s Place Retail Stores, Inc. (a)	11,440	651,737
Christopher & Banks Corp. (a)	18,172	155,189
Citi Trends, Inc. (a)	7,764	131,988
Conn’s, Inc. (a)	11,092	873,939
The Container Store Group, Inc. (a)	7,124	332,050
Destination Maternity Corp.	6,748	201,630
Destination XL Group, Inc. (a)	21,126	138,798
Express, Inc. (a)	42,226	788,359
The Finish Line, Inc., Class A	24,391	687,094
Five Below, Inc. (a)	16,261	702,475
Francesca’s Holdings Corp. (a)	21,876	402,737
FTD Cos., Inc. (a)	9,189	299,378
Genesco, Inc. (a)	11,879	867,880
Group 1 Automotive, Inc.	10,762	764,317
Haverty Furniture Cos., Inc.	9,777	306,020
hhgregg, Inc. (a)	6,216	86,837
Hibbett Sports, Inc. (a)(b)	12,849	863,581
Jos A. Bank Clothiers, Inc. (a)	13,840	757,463
Lithia Motors, Inc., Class A	10,982	762,370
Lumber Liquidators Holdings, Inc. (a)	13,577	1,396,938
MarineMax, Inc. (a)	11,640	187,171
Mattress Firm Holding Corp. (a)	6,665	286,862
The Men’s Wearhouse, Inc.	23,054	1,177,598
Monro Muffler Brake, Inc.	15,479	872,396
New York & Co., Inc. (a)	13,936	60,900
Office Depot, Inc. (a)	237,459	1,256,158
Pacific Sunwear of California, Inc. (a)	22,503	75,160
Penske Automotive Group, Inc.	20,879	984,654
The Pep Boys-Manny Moe & Jack (a)	26,321	319,537
Pier 1 Imports, Inc.	46,887	1,082,152
RadioShack Corp. (a)(b)	48,417	125,884
Regis Corp.	23,649	343,147
Restoration Hardware Holdings, Inc. (a)	8,727	587,327
RetailMeNot, Inc. (a)	4,747	136,666
Shoe Carnival, Inc.	7,489	217,256
Shutterfly, Inc. (a)	18,778	956,364
Sonic Automotive, Inc., Class A	19,297	472,391
Stage Stores, Inc.	16,257	361,231
Stamps.com, Inc. (a)	6,468	272,303
Stein Mart, Inc.	13,834	186,067
Systemax, Inc. (a)	5,221	58,736
Tilly’s, Inc., Class A (a)	4,755	54,445
Vitamin Shoppe, Inc. (a)	15,025	781,450
The Wet Seal, Inc., Class A (a)	43,082	117,614
Zale Corp. (a)	16,100	253,897
Zumiez, Inc. (a)	10,470	272,220

		27,828,927

Steel — 0.2%
AK Steel Holding Corp. (a)	67,594	554,271
Carbonite, Inc. (a)	5,837	69,052
Handy & Harman Ltd. (a)	2,641	63,938
Olympic Steel, Inc.	4,364	126,469
Schnitzer Steel Industries, Inc., Class A	12,802	418,241
Shiloh Industries, Inc. (a)	2,966	57,837
Universal Stainless & Alloy Products, Inc. (a)	3,347	120,693

		1,410,501

Synthetic Fibers & Chemicals — 0.0%
Zoltek Cos., Inc. (a)	13,627	228,252

Technology: Miscellaneous — 0.3%
Acorn Energy, Inc.	10,767	43,822
Benchmark Electronics, Inc. (a)	26,897	620,783
CTS Corp.	16,598	330,466
Fabrinet (a)	14,035	288,560

Common Stocks	Shares	Value
Technology: Miscellaneous (concluded)
Hutchinson Technology, Inc. (a)	11,080	$35,456
Pendrell Corp. (a)	78,535	157,855
Plexus Corp. (a)	16,870	730,302
Vocus, Inc. (a)	9,166	104,401

		2,311,645

Telecommunications Equipment — 0.3%
Applied Optoelectronics, Inc. (a)	2,009	30,155
ARRIS Group, Inc. (a)	57,602	1,403,473
CalAmp Corp. (a)(b)	17,341	485,028
Inteliquent, Inc.	16,217	185,198
Tessco Technologies, Inc.	2,655	107,050
Ubiquiti Networks, Inc. (a)	6,236	286,606
Vocera Communications, Inc. (a)	10,566	164,935

		2,662,445

Textile Products — 0.1%
Culp, Inc.	3,901	79,776
Interface, Inc.	29,365	644,855
Unifi, Inc. (a)	7,420	202,121

		926,752

Textiles Apparel & Shoes — 1.3%
American Apparel, Inc. (a)(b)	28,431	34,970
Columbia Sportswear Co.	6,387	502,976
Crocs, Inc. (a)	43,584	693,857
Fifth & Pacific Cos., Inc. (a)	59,301	1,901,783
G-III Apparel Group Ltd. (a)	8,307	612,974
Iconix Brand Group, Inc. (a)	25,477	1,011,437
The Jones Group, Inc.	39,722	594,241
Oxford Industries, Inc.	6,668	537,908
Perry Ellis International, Inc. (a)	5,983	94,472
Quiksilver, Inc. (a)(b)	65,575	575,093
RG Barry Corp.	4,759	91,849
Skechers U.S.A., Inc., Class A (a)	19,128	633,711
Steven Madden Ltd. (a)	29,727	1,087,711
Tumi Holdings, Inc. (a)	23,737	535,269
Vera Bradley, Inc. (a)	10,763	258,742
Vince Holding Corp. (a)	5,754	176,475
Weyco Group, Inc.	3,116	91,704
Wolverine World Wide, Inc.	49,592	1,684,144

		11,119,316

Tobacco — 0.2%
Alliance One International, Inc. (a)	42,204	128,722
Star Scientific, Inc. (a)(b)	81,103	94,080
Universal Corp.	11,535	629,811
Vector Group Ltd.	31,509	515,802

		1,368,415

Toys — 0.0%
JAKKS Pacific, Inc.	9,464	63,693
LeapFrog Enterprises, Inc. (a)	31,647	251,277

		314,970

Transportation Miscellaneous — 0.3%
Echo Global Logistics, Inc. (a)	8,868	190,485
Hub Group, Inc., Class A (a)(b)	18,293	729,525
Odyssey Marine Exploration, Inc. (a)	40,678	82,170
Pacer International, Inc. (a)	17,067	140,973
Textainer Group Holdings Ltd.	10,598	426,251
Wesco Aircraft Holdings, Inc. (a)(b)	20,349	446,050
XPO Logistics, Inc. (a)(b)	14,549	382,493

		2,397,947

Truckers — 0.6%
Arkansas Best Corp.	12,725	428,578
Celadon Group, Inc.	10,000	194,800
Forward Air Corp.	14,927	655,445
Heartland Express, Inc.	22,767	446,689

See Notes to Financial Statements.

81	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (continued)	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Truckers (concluded)
Knight Transportation, Inc.	29,058	$532,924
Marten Transport Ltd.	11,607	234,345
Patriot Transportation Holding, Inc. (a)	3,142	130,424
Quality Distribution, Inc. (a)	10,191	130,751
Roadrunner Transportation Systems, Inc. (a)	9,235	248,883
Saia, Inc. (a)	11,992	384,344
Swift Transportation Co. (a)	41,445	920,493
Universal Truckload Services, Inc.	2,644	80,668
Werner Enterprises, Inc.	22,588	558,601
YRC Worldwide, Inc. (a)	5,301	92,078

		5,039,023

Utilities: Electrical — 1.7%
ALLETE, Inc.	19,735	984,382
Atlantic Power Corp.	60,180	209,426
Avista Corp.	29,696	837,130
Black Hills Corp.	21,958	1,153,015
Cleco Corp.	29,829	1,390,628
El Paso Electric Co.	19,888	698,268
Empire District Electric Co.	21,142	479,712
Genie Energy Ltd. (a)	6,278	64,098
IDACORP, Inc.	24,792	1,285,217
MGE Energy, Inc.	11,419	661,160
NorthWestern Corp.	18,730	811,384
NRG Yield, Inc., Class A	11,153	446,231
Otter Tail Corp.	17,995	526,714
Pattern Energy Group, Inc.	9,150	277,336
Pike Electric Corp. (a)	12,902	136,374
PNM Resources, Inc.	39,440	951,293
Portland General Electric Co.	37,391	1,129,208
UIL Holdings Corp.	27,960	1,083,450
Unitil Corp.	6,938	211,540
UNS Energy Corp.	20,509	1,227,464

		14,564,030

Utilities: Gas Distributors — 0.8%
Chesapeake Utilities Corp.	4,770	286,295
Delta Natural Gas Co., Inc.	3,287	73,563
The Laclede Group, Inc.	16,184	737,019
New Jersey Resources Corp.	20,666	955,596
Northwest Natural Gas Co.	13,320	570,362
Piedmont Natural Gas Co., Inc.	37,318	1,237,465
South Jersey Industries, Inc.	15,810	884,728
Southwest Gas Corp.	22,857	1,277,935
WGL Holdings, Inc.	25,598	1,025,456

		7,048,419

Utilities: Miscellaneous — 0.0%
Ormat Technologies, Inc.	8,771	238,659

Utilities: Telecommunications — 0.9%
8x8, Inc. (a)	43,316	440,091
Atlantic Tele-Network, Inc.	4,548	257,280
Boingo Wireless, Inc. (a)	8,983	57,581
Cbeyond, Inc. (a)	12,902	89,024
Cincinnati Bell, Inc. (a)	103,109	367,068
Cogent Communications Group, Inc.	23,354	943,735
Consolidated Communications Holdings, Inc.	19,907	390,775
Fairpoint Communications, Inc. (a)	9,987	112,953
General Communication, Inc., Class A (a)	15,661	174,620
Hawaiian Telcom Holdco, Inc. (a)(b)	5,146	151,138
HickoryTech Corp.	6,583	84,460
IDT Corp., Class B	7,746	138,421
inContact, Inc. (a)	26,457	206,629
Iridium Communications, Inc. (a)(b)	31,970	200,132
j2 Global, Inc.	22,718	1,136,127
Leap Wireless International, Inc. (a)	26,734	465,172
Lumos Networks Corp.	7,715	162,015
magicJack VocalTec Ltd. (a)(b)	9,001	107,292

Common Stocks	Shares	Value
Utilities: Telecommunications (concluded)
NII Holdings, Inc. (a)(b)	85,752	$235,818
NTELOS Holdings Corp.	7,747	156,722
ORBCOMM, Inc. (a)	17,457	110,678
Premiere Global Services, Inc. (a)	23,854	276,468
Shenandoah Telecommunications Co.	11,890	305,216
Straight Path Communications, Inc., Class B (a)	3,754	30,745
Towerstream Corp. (a)	32,095	95,001
USA Mobility, Inc.	10,543	150,554
Vonage Holdings Corp. (a)	76,937	256,200
West Corp.	10,631	273,323

		7,375,238

Utilities: Water — 0.2%
American States Water Co.	19,093	548,542
Artesian Resources Corp., Class A	3,618	83,033
California Water Service Group	23,643	545,444
Connecticut Water Service, Inc.	5,419	192,429
Consolidated Water Co. Ltd.	7,173	101,139
Middlesex Water Co.	7,938	166,222
Pure Cycle Corp. (a)	8,135	51,494
SJW Corp.	7,704	229,502
York Water Co.	6,201	129,787

		2,047,592

Total Common Stocks — 95.6%		821,638,020

Investment Companies
BlackRock Kelso Capital Corp. (c)	37,065	345,817
Firsthand Technology Value Fund, Inc. (a)	4,400	101,948
Gladstone Capital Corp.	10,292	98,803
Hercules Technology Growth Capital, Inc.	30,536	500,791
PennantPark Investment Corp.	33,124	384,238
Prospect Capital Corp.	138,323	1,551,984

Total Investment Companies — 0.4%		2,983,581

Other Interests (e) — 0.0%	Beneficial Interest (000)
Gerber Scientific, Inc.	$12,866	—

Warrants (f) — 0.0%	Shares
Oil: Crude Producers — 0.0%
Magnum Hunter Resources Corp., (Issued 9/12/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50)	7,791	—
Total Long-Term Investments (Cost — $530,741,513) — 96.0%		824,621,601

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(g)	48,629,247	48,629,247

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(g)(h)	$45,115	45,115,062
Total Short-Term Securities (Cost — $93,744,309) — 10.9%		93,744,309

Total Investments (Cost — $624,485,822*) — 106.9%		918,365,910
Liabilities in Excess of Other Assets — (6.9)%		(58,967,630)

Net Assets — 100.0%		$859,398,280

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	82

Schedule of Investments (continued)	Master Small Cap Index Series

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$642,535,415

Gross unrealized appreciation	$310,595,629
Gross unrealized depreciation	(34,765,134)

Net unrealized appreciation	$275,830,495

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Series during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2013	Value at December 31,2013	Income	Realized Gain (Loss)
BlackRock Kelso Capital Corp	24,999	14,246		(2,180)	37,065	$345,817	$33,643	$(1,280)
BlackRock Liquidity Funds, TempFund, Institutional Class	20,512,415	28,116,832	[1]	—	48,629,247	$48,629,247	$15,390	—
BlackRock Liquidity Series, LLC, Money Market Series	$36,877,998	$8,237,064	[1]	—	$45,115,062	$45,115,062	$1,093,478	—
PennyMac Financial Services, Inc	—	5,912	[1]	—	5,912	$103,755	—	—
PennyMac Mortgage Investment Trust	27,689	899	[1]	—	28,588	$656,381	$65,181	—

[1]	Represents net shares/beneficial interest purchased.
(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
291	Russell 2000 Mini Index	ICE Futures US Indicies	March 2014	$33,796,740	$1,511,477

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements. The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]
Common Stocks	$821,612,551	$25,469	—	$821,638,020
Investment Companies	2,983,581	—	—	2,983,581
Short-Term Securities	48,629,247	45,115,062	—	93,744,309

Total	$873,225,379	$45,140,531	—	$918,365,910

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

83	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Schedule of Investments (concluded)	Master Small Cap Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$1,511,477	—	—	$1,511,477

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Series’ assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$131,990	—	—	$131,990
Cash pledged for financial futures contracts	898,000	—	—	898,000
Liabilities:
Collateral on securities loaned at value	—	$(45,115,062)	—	(45,115,062)

Total	$1,029,990	$(45,115,062)	—	$(44,085,072)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	84

Statements of Assets and Liabilities

December 31, 2013	Master International Index Series	Master Small Cap Index Series
Assets

Investments at value – unaffiliated[1,2]	$986,548,467	$823,515,648
Investments at value – affiliated[3]	1,116,398	94,850,262
Cash	—	131,990
Cash pledged for financial futures contracts	1,604,000	898,000
Foreign currency at value[4]	19,997,903	—
Dividends receivable – unaffiliated	3,244,451	956,305
Contributions receivable from investors	1,330,370	—
Investments sold receivable	1,133,292	—
Securities lending income receivable – affiliated	5,748	108,962
Variation margin receivable on financial futures contracts	—	142,620
Dividends receivable – affiliated	—	9,380
Unrealized appreciation on foreign currency exchange contracts	175	—
Other income receivable – affiliated	18,899	155,381
Other assets	14,412	—
Prepaid expenses	8,140	5,755

Total assets	1,015,022,255	920,774,303

Liabilities

Collateral on securities loaned at value	528,856	45,115,062
Investments purchased payable	485,619	14,938,787
Bank overdraft	1,018,673	—
Investment advisory fees payable	8,128	4,977
Directors’ fees payable	7,866	5,064
Variation margin payable on financial futures contracts	4,652	—
Other affiliates payable	2,162	1,766
Withdrawals payable to investors	—	1,175,211
Other payable	—	6,586
Other accrued expenses payable	152,290	128,570

Total liabilities	2,208,246	61,376,023

Net Assets	$1,012,814,009	$859,398,280

Net Assets Consist of

Investors’ capital	$709,673,655	$564,006,707
Net unrealized appreciation/depreciation	303,140,354	295,391,573

Net Assets	$1,012,814,009	$859,398,280

[1] Investments at cost – unaffiliated	$684,439,924	$529,714,500
[2] Securities loaned at value	$503,223	$43,907,066
[3] Investments at cost – affiliated	$1,116,398	$94,771,322
[4] Foreign currency at cost	$19,997,162	—

See Notes to Financial Statements.

85	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	Master International Index Series	Master Small Cap Index Series
Investment Income

Dividends – unaffiliated	$28,689,334	$9,350,038
Foreign taxes withheld	(2,404,483)	(10,841)
Securities lending – affiliated – net	11,250	1,093,478
Other income – affiliated	315,399	155,381
Dividends – affiliated	2,127	114,214

Total income	26,613,627	10,702,270

Expenses

Investment advisory	87,757	70,287
Accounting services	134,254	131,710
Custodian	151,118	113,135
Professional	71,314	68,008
Directors	30,215	24,718
Printing	21,308	23,974
Miscellaneous	87,063	38,472

Total expenses	583,029	470,304
Less fees waived and/or reimbursed by Manager	(1,880)	(30,330)

Total expenses after fees waived and/or reimbursed	581,149	439,974

Net investment income	26,032,478	10,262,296

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	(10,140,808)	30,264,603
Investments – affiliated	—	1,280
Financial futures contracts	2,104,626	7,529,321
Foreign currency transactions	(826,614)	(132)

	(8,862,796)	37,795,072

Net change in unrealized appreciation/depreciation on:
Investments	154,717,985	180,052,993
Financial futures contracts	639,613	1,093,430
Foreign currency translations	84,313	14

	155,441,911	181,146,437

Total realized and unrealized gain	146,579,115	218,941,509

Net Increase in Net Assets Resulting from Operations	$172,611,593	$229,203,805

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	86

Statements of Changes in Net Assets

	Master International Index Series		Master Small Cap Index Series
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations

Net investment income	$26,032,478	$22,971,640	$10,262,296	$10,865,791
Net realized gain (loss)	(8,862,796)	(61,304,658)	37,795,072	7,464,862
Net change in unrealized appreciation/depreciation	155,441,911	182,573,315	181,146,437	65,437,618

Net increase in net assets resulting from operations	172,611,593	144,240,297	229,203,805	83,768,271

Capital Transactions

Proceeds from contributions	274,848,943	279,030,661	223,976,607	389,096,894
Value of withdrawals	(192,790,156)	(520,908,247)	(175,553,424)	(420,147,450)

Net increase (decrease) in net assets derived from capital transactions	82,058,787	(241,877,586)	48,423,183	(31,050,556)

Net Assets

Total increase (decrease) in net assets	254,670,380	(97,637,289)	277,626,988	52,717,715
Beginning of year	758,143,629	855,780,918	581,771,292	529,053,577

End of year	$1,012,814,009	$758,143,629	$859,398,280	$581,771,292

See Notes to Financial Statements.

87	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2013	2012	2011	2010	2009
Total Investment Return

Total investment return	21.94%	19.01%	(12.34)%	7.66%	28.99%

Ratios to Average Net Assets

Total expenses	0.07%	0.06%	0.08%	0.11%	0.09%

Total expenses after fees waived and paid indirectly	0.07%	0.06%	0.08%	0.10%	0.09%

Net investment income	2.97%	3.36%	3.38%	2.73%	2.98%

Supplemental Data

Net assets, end of year (000)	$1,012,814	$758,144	$855,781	$922,700	$749,280

Portfolio turnover	8%	21%	6%	8%	30%

Master Small Cap Index Series

	Year Ended December 31,
	2013	2012	2011	2010	2009
Total Investment Return

Total investment return	39.11%	16.52%	(4.30)%	27.19%	27.37%

Ratios to Average Net Assets

Total expenses	0.07%	0.14%	0.09%	0.12%	0.09%

Total expenses after fees waived and/or reimbursed	0.06%	0.08%	0.07%	0.08%	0.07%

Net investment income	1.46%	2.13%	1.46%	1.27%	1.27%

Supplemental Data

Net assets, end of year (000)	$859,398	$581,771	$529,054	$338,172	$229,637

Portfolio turnover	22%	68%	31%	42%	43%

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	88

Notes to Financial Statements	Quantitative Master Series LLC

1. Organization:

Master International Index Series (“Master International Index”) and Master Small Cap Index Series (“Master Small Cap Index”) (collectively, the “Series”, or individually, a “Series”) are a series of Quantitative Master Series LLC (the “Master LLC”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. Each Series is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Series values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies

89	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Quantitative Master Series LLC

approved by the Board. Each business day, the Series use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Series enters into certain investments (e.g., financial futures contracts and foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Series’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Series are classified as partnerships for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Series should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Series’ securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Master International Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$377,580	$(377,580)	—
Morgan Stanley	125,643	(125,643)	—

Total	$503,223	$(503,223)	—

[1]

Collateral with a value of $528,856 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Master Small Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[2]	Net Amount
Barclays Capital, Inc.	$925,328	$(925,328)	—
BNP Paribas S.A	112,110	(112,110)	—
Citigroup Global Markets, Inc.	230,064	(230,064)	—
Credit Suisse Securities (USA) LLC	2,484,874	(2,484,874)	—
Deutsche Bank Securities, Inc.	2,405,655	(2,405,655)	—
Goldman Sachs & Co.	8,068,035	(8,068,035)	—
JP Morgan Securities LLC	3,817,787	(3,817,787)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	5,094,247	(5,094,247)	—
Morgan Stanley	19,616,198	(19,616,198)	—
Nomura Securites International, Inc.	54,918	(54,918)	—
UBS Securities LLC	1,097,850	(1,097,850)	—

Total	$43,907,066	$(43,907,066)	—

[2]

Collateral with a value of $45,115,062 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Series benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Series engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Series purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

The following is a summary of the Series’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
		Master International Index	Master Small Cap Index
Equity contracts	Net unrealized appreciation/ depreciation[1]	$758,715	$1,511,477
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	175	—

Total		$758,890	$1,511,477

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2013
	Net Realized Gain (Loss) From
	Master International Index	Master Small Cap Index
Equity contracts:
Financial futures contracts	$2,104,626	$7,529,321
Foreign currency exchange contracts:
Foreign currency transactions	(143,049)	(2)

Total	$1,961,577	$7,529,319

	Net Change in Unrealized Appreciation/Depreciation on
	Master International Index	Master Small Cap Index
Equity contracts:
Financial futures contracts	$639,613	$1,093,430
Foreign currency exchange contracts:
Foreign currency translations	(610)	—

Total	$639,003	$1,093,430

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master International Index	Master Small Cap Index
Financial futures contracts:
Average number of contracts purchased	285	202
Average notional value of contracts purchased	$18,173,784	$21,314,603
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	—
Average number of contracts – US dollars sold	1	—
Average US dollar amounts purchased	$105,175	—
Average US dollar amounts sold	$525,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Series’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Series. For OTC options purchased, the Series bear the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Series should the counterparty fail to perform under the contracts. Options written by the Series do not typically give rise to counterparty credit risk, as options written generally obligate the Series, and not the counterparty, to perform.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of their ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as

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Notes to Financial Statements (continued)	Quantitative Master Series LLC

collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Series and additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the Series and counter-parties are permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Series from its counterparties are not fully collateralized, contractually or otherwise, the Series bear the risk of loss from counterparty non-performance. The Series attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Series do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At December 31, 2013, the Series’ derivative assets and liabilities (by type) are as follows:

	Master International Index		Master Small Cap Index
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$4,652	$142,620	—
Foreign currency exchange contracts	$175	—	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	175	4,652	142,620	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(4,652)	(142,620)	—

Total assets and liabilities subject to a MNA	$175	—	—	—

The following table presents the Series’ derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Series as of December 31, 2013:

Master International Index

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank Securities, Inc	$175	—	—	—	$175

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of Black-Rock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pay the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business. The expense limitation as a percentage of average daily net assets is 0.12% for Master International Index and 0.08% for Master Small Cap Index.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Directors.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts waived for Master International Index and Master Small Cap Index, were $1,880 and $30,330, respectively.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2013, Master International Index and Master Small Cap Index, reimbursed the Manager, $6,119 and $5,021, respectively, for certain accounting services, which are included in accounting services in the Statements of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by

93	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Quantitative Master Series LLC

the Series for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Series benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Series is shown as securities lending - affiliated - net in the Statements of Operations. For the year ended December 31, 2013, BIM received $6,062 and $588,039 in securities lending agent fees related to securities lending activities for Master International Index and Master Small Cap Index, respectively.

Master International Index and Master Small Cap Index recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income - affiliated in the Statements of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Master International Index	—	—
Master Small Cap Index	$20,873,303	$40,607,415

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Master International Index	$179,349,421	$71,433,871
Master Small Cap Index	$209,028,210	$152,670,827

7. Bank Borrowings:

The Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Partic- ipating Funds. The Series did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Series invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua- tions. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series have unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-parties. The extent of the Series’ exposure to market, issuer and counter-party credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Series.

Master International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

Master International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several Euro-pean countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Master International Index’s investments.

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Notes to Financial Statements (concluded)	Quantitative Master Series LLC

As of December 31, 2013, Master Small Cap Index invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Master Small Cap Index and could affect the value, income and/or liquidity of positions in such securities.

As of December 31, 2013, the Series had the following industry classifications:

Master International Index

Industry	Percent of Long-Term Investments
Commercial Banks	13%
Pharmaceuticals	8%
Oil, Gas & Consumable Fuels	6%
Insurance	5%
Other[1]	68%

Master Small Cap Index

Industry	Percent of Long-Term Investments
Real Estate Investment Trusts	7%
Banks: Diversified	7%
Computer Services Software & Systems	6%
Other[1]	80%

[1]	All other industries held were less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

95	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	Quantitative Master Series LLC

To the Investors of Master International Index Series and Master Small Cap Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master International Index Series and Master Small Cap Index Series, each one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series and Master Small Cap Index Series, of Quantitative Master Series LLC, as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2014

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	96

Officers and Directors	Quantitative Master Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as aDirector[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

97	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Officers and Directors (continued)	Quantitative Master Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]         Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]         Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directorsof other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013	98

Officers and Directors (concluded)	Quantitative Master Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock- advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians JPMorgan Chase Bank, N.A.[2] Brooklyn, NY 11245	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	State Street Bank and Trust Company[3] Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

[2]	For Master International Index Series.
[3]	For Master Small Cap Index Series.

99	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2013

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Funds through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge on www.americanbeaconfunds.com and by calling
1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

AR 12/13

American Beacon®
FUNDS

2013 ANNUAL REPORT

December 31, 2013

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. In a period of sustained deflation, the inflation-indexed securities may not pay any income and may suffer a loss. A security backed by the U.S. Treasury is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2013

Dear Shareholders,

When the Federal Reserve (the “Fed”) first embarked on its quantitative easing (QE) program in November of 2008, many investors expected inflation to be the natural result of pumping so much money into the economy. But inflation never took off the way some anticipated and remained at subdued levels over the next few years.

In 2009, the first full year of the QE program, the Consumer Price Index for Urban Consumers (CPI-U) was 2.7% for the year, or just slightly above the annual average for the previous decade. CPI-U is the benchmark used to determine the compensation level for Treasury Inflation-Protected Securities, or TIPS.

So the immediate effects of QE on the inflation rate were modest at best. From there, CPI-U dropped to 1.5% in 2010, moved up to 3.0% in 2011, then fell back to 1.7% in 2012. All figures are well within historic norms.

With the Fed announcing the tapering of its QE program in 2013, the same people who feared runaway inflation back in 2008 might have expected inflation to drop sharply on the news. Instead CPI-U increased at a 1.5% pace for the year, marginally slower than 2012’s pace of 1.7%.

The economy is a highly complex machine, and there are many factors that weigh on the inflation rate. The past five years may have taught us something about the Fed’s role in all of that.

For the year ended December 31, 2013, the American Beacon Treasury Inflation Protected Securites Fund (Investor Class) returned -6.06%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Market Overview

December 31, 2013 (Unaudited)

The environment for U.S. Treasury Inflation Protected Securities (TIPS) in 2013 was dominated by shifting perceptions of the path of monetary policy and the likelihood for changes to the U.S. Federal Reserve’s (the “Fed’s”) quantitative easing (QE) program. The year began in the wake of a presidential election and the avoidance of the so-called “fiscal cliff” in favor of a less significant round of fiscal tightening, commonly called sequestration. Early economic data surprised to the upside, and real yields rose in response in the early months of 2013. Rising global risks, including Italian elections and the Cyprus banking crisis in March, then caused the market to pause, as the fiscal tightening began to take hold and the early strength in the labor market moderated. Real yields drifted lower during this period, reaching their lows for the year in April.

In May, the Fed indicated that it would begin the process of winding down additional asset purchases, in what came to be known as tapering. At the time, the consensus market expectations were for continued bond buying in an environment of benign inflation pressures and high unemploy-ment. U.S. fixed-income markets reacted violently to the changed expectations, as real yields rose and yield spreads on most fixed-income sectors widened during the period.

In September, the Fed once again surprised markets by not reducing asset purchases, reportedly in response to a series of marginally disappointing employment reports in the U.S., with the ongoing fiscal headwinds of budget deadlines and debt ceilings complicating the outlook. The Fed was also responding to the tightening of financial conditions that had occurred since late April. The U.S. interest rate market then became more responsive to economic fundamentals, with yields initially falling during the fiscal impasse and subsequent government shutdown, and rising in response to improved employment statistics, again raising the prospects of a taper.

Inflation, as measured by the Consumer Price Index for Urban Consumers (CPI-U), increased at a 1.5% pace for the year, slower than 2012’s 1.7% pace, and few observers were concerned about sustainable inflationary pressures. Market-based measures of inflation expectations also declined in 2013. For example, one commonly followed measure of expectations, the break-even inflation between TIPS and nominal Treasuries of five- and 10-year maturities, fell over the course of the year.

For 2013, TIPS experienced their worst annual performance (and only second negative return) on record in response to rising real yields, benign inflation and massive outflows from the asset class. The Barclays Capital U. S. TIPS Index returned -8.61% in 2013, while the Barclays Capital 1-10 Year U.S. TIPS Index returned -5.58%. The TIPS yield curve steepened in 2013, with yields on longer dated TIPS maturities rising more significantly than shorter maturity TIPS over the period.

The Treasury Department remains committed to the TIPS program, and in 2014 auctions are anticipated at the five-, 10- and 30-year maturities, with auctions scheduled for one of these maturities each month throughout the year. At the end of 2013, the total outstanding market value of the Barclays U.S. TIPS Index was approximately $844 billion.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2013 (Unaudited)

The Investor Class of the Treasury Inflation Protected Securities Fund (the “Fund”) returned -6.06% for the twelve months ended December 31, 2013, underperforming the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of -5.58%.

Comparison of Change in Value of a $10,000 Investment

For the Period From 6/30/04 through 12/31/13

Total Returns for the Period ended 12/31/13

	1 Year	5 Years	Since Inception 6/30/04	Value of $10,000 6/30/04- 12/31/13
Institutional Class (1,7,8)	-5.74%	4.68%	4.10%	$14,644
Y Class (1,2,7,8)	-5.98%	4.41%	3.96%	14,458
Investor Class (1,3,7,8)	-6.06%	4.28%	3.88%	14,364
A Class without sales charge (1,4,7,8)	-6.40%	4.02%	3.75%	14,186
A Class with sales charge (1,4,7,8)	-10.89%	3.01%	3.22%	13,511
C Class without sales charge (1,5,7,8)	-7.15%	3.50%	3.47%	13,835
C Class with sales charge (1,5,7,8)	-8.15%	3.50%	3.47%	13,835
Barclays Capital 1-10 Yr. U.S. TIPS Index (6)	-5.58%	4.95%	4.39%	15,038
Barclays Capital U.S. TIPS Index (6)	-8.61%	5.63%	4.85%	15,756

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception.
Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. One cannot directly invest in an index.
7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown.
8.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.37%, 0.62%, 0.77%, 1.07%, and 1.79%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund produced negative absolute returns for the twelve-month time period, affected by announcements related to Federal Reserve’s quantitative easing program, lowered inflation expectations, and general outflows from the TIPS asset class.

3

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2013 (Unaudited)

From a yield curve positioning standpoint, the Fund’s relative underperformance stemmed from individual security selections within the 4-5 year maturity range and from overweighting the 8-9 year maturity range. Underweighting the 6-7 year maturity range benefited the Fund’s relative performance during the year.

From a duration perspective, a tactical short duration position implemented by one of the Fund’s investment managers during the second and third quarters added value to the Fund’s performance relative to the Index.

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings (% Net Assets)

U.S. Treasury Inflation Index Security, 0.125%, Due 1/15/2022		13.3
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2016		12.8
U.S. Treasury Inflation Index Security, 0.125%, Due 7/15/2022		11.6
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2017		11.1
U.S. Treasury Inflation Index Security, 1.375%, Due 1/15/2020		5.8
U.S. Treasury Inflation Index Security, 2.125%, Due 1/15/2019		5.3
U.S. Treasury Inflation Index Security, 2.375%, Due 1/15/2017		3.7
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2018		3.6
U.S. Treasury Inflation Index Security, 0.375%, Due 7/15/2023		3.6
U.S. Treasury Inflation Index Security, 2.00%, Due 1/15/2016		3.6
Total Fund Holdings	21

Portfolio Statistics

Effective Maturity (years)	5.2
Effective Duration (years)	5.1
3-Year Standard Deviation	3.8

Security Type (% of Total Investments)

TIPS	99.0
Short-Term Investments	1.0

4

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

December 31, 2013 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13
Institutional Class
Actual	$1,000.00	$995.18	$1.56
Hypothetical **	$1,000.00	$1,023.64	$1.58
Y Class
Actual	$1,000.00	$993.29	$3.06
Hypothetical **	$1,000.00	$1,022.13	$3.11
Investor Class
Actual	$1,000.00	$993.21	$3.47
Hypothetical **	$1,000.00	$1,021.73	$3.52
A Class
Actual	$1,000.00	$991.28	$5.02
Hypothetical **	$1,000.00	$1,020.16	$5.09
C Class
Actual	$1,000.00	$987.17	$8.92
Hypothetical **	$1,000.00	$1,016.23	$9.05

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.31%, 0.61%, 0.69%, 1.00% and 1.78% for the Institutional, Y, Investor, A and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Treasury Inflation Protected Securities FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Treasury Inflation Protected Securities Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Treasury Inflation Protected Securities Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2014

6

American Beacon Treasury Inflation Protected Securities FundSM

Schedule of Investments

December 31, 2013

Schedule of Investments

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 99.22%
1.625%, Due 1/15/2015A	$3,032	$3,124
0.50%, Due 4/15/2015A	6,838	6,989
1.875%, Due 7/15/2015A	5,161	5,440
2.00%, Due 1/15/2016A	6,961	7,418
0.125%, Due 4/15/2016A	24,337	24,989
2.50%, Due 7/15/2016A	2,868	3,146
2.375%, Due 1/15/2017A	6,577	7,238
0.125%, Due 4/15/2017A	22,382	23,004
2.625%, Due 7/15/2017A	4,316	4,855
0.125%, Due 4/15/2018A	7,315	7,461
1.375%, Due 7/15/2018A	3,087	3,346
2.125%, Due 1/15/2019A	9,769	10,909
1.875%, Due 7/15/2019A	6,345	7,050
1.375%, Due 1/15/2020A	11,265	12,097
1.25%, Due 7/15/2020A	4,214	4,509
1.125%, Due 1/15/2021A	2,579	2,711
0.625%, Due 7/15/2021A	6,555	6,653
0.125%, Due 1/15/2022A	28,631	27,517
0.125%, Due 7/15/2022A	25,189	24,128
0.125%, Due 1/15/2023A	6,319	5,968
0.375%, Due 7/15/2023A	7,698	7,424

Total U.S. Treasury Obligations (Cost $211,228)		205,976

	Shares
SHORT-TERM INVESTMENTS - 1.01% (Cost $2,106)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,105,929	2,106

TOTAL INVESTMENTS - 100.23% (Cost $213,334)		208,082
LIABILITIES, NET OF OTHER ASSETS - (0.23%)		(490)

TOTAL NET ASSETS - 100.00%		$207,592

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Assets and Liabilities

December 31, 2013 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$208,082
Receivable for investments sold	11,004
Dividends and interest receivable	658
Receivable for fund shares sold	523
Receivable for expense reimbursement (Note 2)	18
Prepaid expenses	41

Total assets	220,326

Liabilities:
Payable for investments purchased	11,683
Payable for fund shares redeemed	939
Management and investment advisory fees payable	42
Administrative service and service fees payable	28
Transfer agent fees payable	10
Custody and fund accounting fees payable	3
Professional fees payable	12
Prospectus and shareholder reports fees payable	11
Trustee fees payable	2
Other liabilities	4

Total liabilities	12,734

Net assets	$207,592

Analysis of Net Assets:
Paid-in-capital	218,287
Undistributed net investment income	—
Accumulated net realized loss	(5,443)
Unrealized depreciation of investments	(5,252)

Net assets	$207,592

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	19,472,812

Y Class	60,463

Investor Class	429,319

A Class	77,465

C Class	39,607

Net assets (not in thousands):
Institutional Class	$201,381,003

Y Class	$626,968

Investor Class	$4,395,053

A Class	$792,840

C Class	$396,129

Net asset value, offering and redemption price per share:
Institutional Class	$10.34

Y Class	$10.37

Investor Class	$10.24

A Class (offering price $10.74)	$10.23

C Class	$10.00

A Cost of investments in unaffiliated securities	$213,334

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Operations

For the year ended December 31, 2013 (in thousands)

Investment Income:
Interest income	202

Total investment income	202

Expenses:
Management and investment advisory fees (Note 2)	237
Administrative service fees (Note 2):
Institutional Class	303
Y Class	3
Investor Class	45
A Class	3
C Class	2
Transfer agent fees:
Institutional Class	42
Investor Class	3
Custody and fund accounting fees	38
Professional fees	49
Registration fees and expenses	76
Service fees (Note 2):
Y Class	1
Investor Class	38
A Class	1
C Class	1
Distribution fees (Note 2):
A Class	2
C Class	4
Prospectus and shareholder report expenses	40
Insurance fees	8
Trustee fees	15
Other expenses	27

Total expenses	938

Net fees waived and expenses (reimbursed) by Manager (Note 2)	(208)

Net expenses	730

Net investment income	(528)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(5,176)
Change in net unrealized depreciation of:
Investments	(7,869)

Net loss on investments	(13,045)

Net decrease in net assets resulting from operations	$(13,573)

See accompanying notes

9

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Changes in Net Assets(in thousands)

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(528)	$1,804
Net realized gain (loss) from investments	(5,176)	11,031
Change in net unrealized depreciation of investments	(7,869)	(1,096)

Net increase (decrease) in net assets resulting from operations	(13,573)	11,739

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(1,723)
Y Class	—	(4)
Investor Class	—	(76)
A Class	—	(1)
C Class	—	—
Net realized gain:
Institutional Class	—	(9,136)
Y Class	—	(45)
Investor Class	—	(853)
A Class	—	(35)
C Class	—	(13)
Tax Return of Capital:
Institutional Class	—	(2,844)
Y Class	—	(15)
Investor Class	—	(274)
A Class	—	(12)
C Class	—	(4)

Net distributions to shareholders	—	(15,035)

Net (decrease) in net assets from capital share transactions (Note 8)	(2,646)	(1,299)

Net (decrease) in net assets	(16,219)	(4,595)

Net Assets:
Beginning of period	223,811	228,406

End of Period *	$207,592	$223,811

*Includes undistributed net investment (loss) of	$—	$—

See accompanying notes

10

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Fund adopted ASU 2011-11 and 2013-01 effective January 1, 2013. The adoption did not have any impact on the Fund’s financial statements as the accounting standard affects only the disclosure requirements for offsetting financial instruments.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the

11

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2013 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amount paid to Investment Sub-Advisor	Net Amount Retained by Manager
0.11%	$237	$127	$110

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes, and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expense incurred in a particular month by the Manager for distribution assistance.

Service Plan

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended December 31, 2013, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts $18,107 was

12

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

receivable from the Manager at December 31, 2013. During the year ended December 31, 2013, the Manager reimbursed expenses as follows:

	Expense Cap and Limits
Class	1/1/13 to 12/31/13	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.10%*	$191,578	2016
Y	0.61%	169	2016
Investor	0.69%	15,274	2016
A	1.00%	495	2016
C	1.78%	58	2016

*	The Manager has agreed to reduce the Administrative Service Fee of the Institutional Class in an amount equal to 0.10% of the average daily net assets of the class.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $238,084 and $246,503 will expire in 2014 and 2015, respectively. The Fund did not record a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended December 31, 2013, Foreside collected $3,185 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2013, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2013, there were no CDSC fees for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

13

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.
Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all significant transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfer between levels of the Fund’s assets and liabilities. During the year ended December 31, 2013, there were no transfers between levels. As of December 31, 2013, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$205,976	$—	$205,976
Short-term Investments - Money Market Funds	2,106	—	—	2,106

Total Investments in Securities	$2,106	$205,976	$—	$208,082

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a

14

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

U.S. Treasury Inflation Protected Securities

Treasury Inflation Protected securities (“TIPs”) are inflation-indexed bonds issued by the U.S. Treasury. The principal amount is adjusted daily to the rate of inflation. Interest is accrued based on the adjusted principal amount. The adjustments to the principal due to inflation are reflected as increases or decreases to interest income in the accompanying Statement of Operations, even though principal is not received until maturity. Such adjustments may have a significant impact on the Fund’s distributions.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s

15

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as Master Repo Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. There was no offsetting activity on the Statement of Assets and Liabilities as of December 31, 2013.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows (in thousands):

16

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$—	$6,344
Y Class	—	28
Investor Class	—	522
A Class	—	20
C Class	—	7
Long-Term Capital Gains
Institutional Class	—	4,515
Y Class	—	21
Investor Class	—	407
A Class	—	16
C Class	—	6
Tax return of Capital
Institutional Class	—	2,844
Y Class	—	15
Investor Class	—	274
A Class	—	12
C Class	—	4

Total distributions paid	$—	$15,035

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$215,932
Unrealized appreciation	55
Unrealized depreciation	(7,905)

Net unrealized appreciation or (depreciation)	(7,850)
Undistributed ordinary income	—
Accumulated long-term gain or (loss)	(2,845)
Other temporary differences	—

Distributable earnings or (deficits)	$(10,695)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from net operating losses as of December 31, 2013 (in thousands):

Paid-in-capital	$(527)
Undistributed net investment income	528
Accumulated net realized gain (loss)	—
Unrealized appreciation or (depreciation) of investments	(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

17

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2013

As of December 31, 2013, the Fund has $2,702 of short-term and $143 of long-term post enactment capital loss carryforwards (in thousands).

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2013 were $548,512,321 and $552,972,818, respectively. These amounts also represent purchases and sales of U.S. Government securities.

8. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

For the Year Ended December 31, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,712	$114,681	34	$373	311	$3,303
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(9,674)	(103,003)	(69)	(733)	(1,665)	(17,492)

Net increase (decrease) in shares outstanding	1,038	$11,678	(35)	$(360)	(1,354)	$(14,189)

	A Class		C Class		Total
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	53	$563	12	$132	11,122	$119,052
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(43)	(458)	(1)	(12)	(11,452)	(121,698)

Net increase (decrease) in shares outstanding	10	$105	11	$120	(330)	$(2,646)

For the Year Ended December 31, 2012

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,592	$247,304	53	$609	729	$8,264
Reinvestment of dividends	1,136	12,544	6	64	102	1,113
Shares redeemed	(22,834)	(261,530)	(8)	(97)	(840)	(9,525)

Net increase (decrease) in shares outstanding	(106)	$(1,682)	51	$576	(9)	$(148)

	A Class		C Class		Total
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	28	$326	3	$32	22,405	$256,535
Reinvestment of dividends	3	32	1	17	1,248	13,770
Shares redeemed	(40)	(452)	—	—	(23,722)	(271,604)

Net increase (decrease) in shares outstanding	(9)	$(94)	4	$49	(69)	$(1,299)

18

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19

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended December 31,							Year Ended December 31,					March 1 to Dec. 31, 2010
	2013	2012		2011		2010	2009A	2013	2012		2011
Net asset value, beginning of period	$10.97	$11.16		$10.51		$10.16	$9.20	$11.03	$11.24		$10.60		$10.25

Income from investment operations:
Net investment income (loss)	(0.02)	0.04		0.28		0.16	0.06	(0.07)	0.09		0.26		0.05
Net gains (losses) from investments (both realized and unrealized)	(0.61)	0.49		0.67		0.35	0.95	(0.59)	0.41		0.65		0.35

Total income (loss) from investment operations	(0.63)	0.53		0.95		0.51	1.01	(0.66)	0.50		0.91		0.40

Less distributions:
Dividends from net investment income	—	(0.07)		(0.29)		(0.16)	(0.05)	—	(0.06)		(0.26)		(0.05)
Distributions from net realized gains	—	(0.49)		—		—	—	—	(0.49)		—		—
Tax return of capital	—	(0.16	)B	(0.01	)B	—	—	—	(0.16	)B	(0.01	)B	—

Total distributions	—	(0.72)		(0.30)		(0.16)	(0.05)	—	(0.71)		(0.27)		(0.05)

Net asset value, end of period	$10.34	$10.97		$11.16		$10.51	$10.16	$10.37	$11.03		$11.24		$10.60

Total return C	(5.74)%	4.80%		9.14%		5.03%	11.00%	(5.98)%	4.42%		8.66%		3.89	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$201,381	$202,274		$206,864		$157,195	$155,833	$627	$1,051		$501		$365
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.39%	0.37%		0.36%		0.35%	0.36%	0.63%	0.62%		1.04%		0.60	%E
Expenses, net of reimbursements	0.30%	0.27%		0.26%		0.25%	0.26%	0.61%	0.61%		0.63%		0.60	%E
Net investment income (loss), before reimbursements	(0.31)%	0.64%		2.24%		1.40%	0.59%	(0.59)%	0.81%		1.80%		0.85	%E
Net investment income (loss), net of reimbursements	(0.21)%	0.74%		2.34%		1.50%	0.69%	(0.57)%	0.82%		2.21%		0.85	%E
Portfolio turnover rate	252%	286%		381%		214%	180%	252%	286%		381%		214	%F

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	The tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
G	Portfolio turnover rate is for the period from January 1 through December 31, 2009.
H	Amounts are less than $0.01 per share.

20

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class								A Class							C Class
Year Ended December 31,						March 2 to Dec. 31, 2009A		Year Ended December 31,					May 17 to Dec. 31, 2010		Year Ended December 31,					Sept. 1 to Dec. 31, 2010
2013	2012		2011		2010			2013	2012		2011				2013	2012		2011
$10.90	$11.12		$10.48		$10.13	$9.25		$10.93	$11.15		$10.54		$10.35		$10.77	$11.06		$10.46		$10.38

(0.13)	0.06		0.24		0.06	0.14		(0.07)	0.00	H	0.10		0.04		(0.15)	(0.05)		0.13		0.00	H
(0.53)	0.42		0.66		0.41	0.79		(0.63)	0.45		0.76		0.19		(0.62)	0.41		0.65		0.08

(0.66)	0.48		0.90		0.47	0.93		(0.70)	0.45		0.86		0.23		(0.77)	0.36		0.78		0.08

—	(0.05)		(0.25)		(0.12)	(0.05)		—	(0.02)		(0.24)		(0.04)		—	—		(0.17)		—
—	(0.49)		—		—	—		—	(0.49)		—		—		—	(0.49)		—		—
—	(0.16	)B	(0.01	)B	—	—		—	(0.16	)B	(0.01	)B	—		—	(0.16	)B	(0.01	)B	—

—	(0.70)		(0.26)		(0.12)	(0.05)		—	(0.67)		(0.25)		(0.04)		—	(0.65)		(0.18)		—

$10.24	$10.90		$11.12		$10.48	$10.13		$10.23	$10.93		$11.15		$10.54		$10.00	$10.77		$11.06		$10.46

(6.06)%	4.32%		8.67%		4.62%	10.05	%D	(6.40)%	4.07%		8.17%		2.23	%D	(7.15)%	3.26%		7.47%		0.77	%D

$4,395	$19,438		$19,920		$15,262	$5,868		$793	$741		$855		$155		$396	$307		$266		$153

0.79%	0.77%		0.77%		0.75%	0.81	%E	1.06%	1.07%		1.32%		0.99	%E	1.79%	1.79%		2.62%		1.77	%E
0.69%	0.69%		0.68%		0.64%	0.65	%E	1.00%	1.01%		1.03%		0.99	%E	1.78%	1.77%		1.79%		1.77	%E
(0.66)%	0.44%		2.24%		1.06%	3.04	%E	(0.93)%	0.07%		0.88%		0.55	%E	(1.71)%	(0.61)%		0.25%		(0.05	)%E
(0.56)%	0.53%		2.32%		1.17%	3.20	%E	(0.86)%	0.13%		1.17%		0.55	%E	(1.69)%	(0.59)%		1.08%		(0.05	)%E
252%	286%		381%		214%	180	%G	252%	286%		381%		214	%F	252%	286%		381%		214	%F

21

American Beacon Treasury Inflation Protected Securities FundSM

Privacy Policy and Federal Tax Information

December 31, 2013 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders relating to the Fund’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholder for the calendar year ended December 31, 2013.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

22

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

23

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA ****(73)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

24

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.
****	Mr. Zucconi retired as a Trustee of the Trust and the American Beacon Funds as of December 31, 2013.

25

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on

www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

AR 12/13

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$27,203	6/30/2012	*
$203,016	8/31/2012	*
$372,284	10/31/2012	*
$54,406	11/30/2012	*
$163,393	12/31/2012	*
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014

(b)

Audit-Related Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

*	Change from previous reporting.

(c)

Tax Fees	Fiscal Year Ended
$8,250	6/30/2012	*
$34,250	8/31/2012	*
$69,963	10/31/2012	*
$15,000	11/30/2012	*
$22,250	12/31/2012	*
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014

*	Change from previous reporting.

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$8,250	$0	N/A	6/30/2012	*
$34,250	$0	N/A	8/31/2012	*
$69,963	$0	N/A	10/31/2012	*
$15,000	$0	N/A	11/30/2012	*
$22,500	$0	N/A	12/31/2012	*
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014

*	Change from previous reporting.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT                 INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND                 AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: March 7, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: March 7, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: March 7, 2014